                                             CSFB ABS TRUST 2002-HI23

                                                      Issuer

                                                        AND

                                                JPMORGAN CHASE BANK

                                                 Indenture Trustee

                                                     INDENTURE

                                             Dated as of July 24, 2002

                             _________________________________________________________

                                       ASSET-BACKED NOTES, SERIES 2002-HI23

                             _________________________________________________________

                                                 TABLE OF CONTENTS

Section                                                                                                        Page

ARTICLE I       Definitions                                                    1

     Section 1.01.  Definitions                                                1
     Section 1.02.  Incorporation by Reference of Trust Indenture Act          2
     Section 1.03.  Rules of Construction                                      2
     Section 1.04.  Calculations of Interest                                   2

ARTICLE II      Original Issuance of Notes                                     3

     Section 2.01.  Form                                                       3
     Section 2.02.  Execution, Authentication and Delivery                     3

ARTICLE III     Covenants                                                      4

     Section 3.01.  Collection of Payments with Respect to Loans               4
     Section 3.02.  Maintenance of Office or Agency                            4
     Section 3.03.  Money for Payments To Be Held in Trust; Paying Agent       4
     Section 3.04.  Existence                                                  5
     Section 3.05.  Payment of Principal and Interest; Defaulted Interest      6
     Section 3.06.  Protection of Trust Estate                                 9
     Section 3.07.  Opinions as to Trust Estate                               10
     Section 3.08.  Performance of Obligations; Servicing Agreement           10
     Section 3.09.  Negative Covenants                                        11
     Section 3.10.  Annual Statement as to Compliance                         11
     Section 3.11.  Representations and Warranties Concerning the Loans       12
     Section 3.12.  Assignee of Record of the Loans                           12
     Section 3.13.  Investment Company                                        12
     Section 3.14.  Servicer as Agent and Bailee of the Indenture Trustee     12
     Section 3.15.  Issuer May Consolidate, etc                               12
     Section 3.16.  Successor or Transferee                                   14
     Section 3.17.  No Other Business                                         14
     Section 3.18.  No Borrowing                                              14
     Section 3.19.  Guarantees, Loans, Advances and Other Liabilities         14
     Section 3.20.  Capital Expenditures                                      14
     Section 3.21.  Owner Trustee Not Liable for Certificates
                        or Related Documents                                  15
     Section 3.22.  Restricted Payments                                       15
     Section 3.23.  Notice of Events of Default                               15
     Section 3.24.  Further Instruments and Acts                              15
     Section 3.25.  Statements to Noteholders                                 15
     Section 3.26.  Allocation of Realized Losses                             16
     Section 3.27.  Determination of the LIBOR Rate                           16
     Section 3.28.  Liquidation on Final Maturity Date                        17
     Section 3.29.  No Recourse                                               17
     Section 3.30.  Basis Risk Reserve Fund                                   17
     Section 3.31.  Additional Representations                                18

ARTICLE IV      The Notes; Satisfaction and Discharge of Indenture            19

     Section 4.01.  The Notes                                                 19
     Section 4.02.  Registration of and Limitations on Transfer
                        and Exchange of Notes;
                     Appointment of Certificate Registrar                     20
     Section 4.03.  Mutilated, Destroyed, Lost or Stolen Notes                21
     Section 4.04.  Persons Deemed Owners                                     22
     Section 4.05.  Cancellation                                              22
     Section 4.06.  Book-Entry Notes                                          22
     Section 4.07.  Notices to Depository                                     23
     Section 4.08.  Definitive Notes                                          23
     Section 4.09.  Tax Treatment                                             23
     Section 4.10.  Satisfaction and Discharge of Indenture                   24
     Section 4.11.  Application of Trust Money                                25
     Section 4.12.  Repayment of Monies Held by Paying Agent                  25
     Section 4.13.  Temporary Notes                                           25

ARTICLE V       Default and Remedies                                          25

     Section 5.01.  Events of Default                                         25
     Section 5.02.  Acceleration of Maturity; Rescission and Annulment        25
     Section 5.03.  Collection of Indebtedness and Suits for
                        Enforcement by Indenture Trustee                      26
     Section 5.04.  Remedies; Priorities                                      28
     Section 5.05.  Optional Preservation of the Trust Estate                 30
     Section 5.06.  Limitation of Suits                                       30
     Section 5.07.  Unconditional Rights of Noteholders to
                        Receive Principal and Interest                        30
     Section 5.08.  Restoration of Rights and Remedies                        31
     Section 5.09.  Rights and Remedies Cumulative                            31
     Section 5.10.  Delay or Omission Not a Waiver                            31
     Section 5.11.  Control by Noteholders                                    31
     Section 5.12.  Waiver of Past Defaults                                   32
     Section 5.13.  Undertaking for Costs                                     32
     Section 5.14.  Waiver of Stay or Extension Laws                          32
     Section 5.15.  Sale of Trust Estate                                      32
     Section 5.16.  Action on Notes                                           34

ARTICLE VI      The Indenture Trustee                                         34

     Section 6.01.  Duties of Indenture Trustee                               34
     Section 6.02.  Rights of Indenture Trustee                               35
     Section 6.03.  Individual Rights of Indenture Trustee                    36
     Section 6.04.  Indenture Trustee's Disclaimer                            36
     Section 6.05.  Notice of Event of Default                                36
     Section 6.06.  Reports by Indenture Trustee to Holders                   36
     Section 6.07.  Compensation and Indemnity                                36
     Section 6.08.  Replacement of Indenture Trustee                          37
     Section 6.09.  Successor Indenture Trustee by Merger                     38
     Section 6.10.  Appointment of Co-Indenture Trustee or
                        Separate Indenture Trustee                            38
     Section 6.11.  Eligibility; Disqualification                             39
     Section 6.12.  Preferential Collection of Claims Against Issuer          40
     Section 6.13.  Representations and Warranties                            40
     Section 6.14.  Directions to Indenture Trustee                           40
     Section 6.15.  Indenture Trustee May Own Securities                      41
     Section 6.16.  Compliance with Withholding-Requirements;
                        Periodic Filings                                      41

ARTICLE VII     Noteholders' Lists and Reports                                41

     Section 7.01.  Issuer To Furnish Indenture Trustee Names
                        and Addresses of Noteholders                          41
     Section 7.02.  Preservation of Information; Communications
                        to Noteholders                                        41
     Section 7.03.  Reports by Issuer                                         41
     Section 7.04.  Reports by Indenture Trustee                              42

ARTICLE VIII    Accounts, Disbursements and Releases                          42

     Section 8.01.  Collection of Money                                       42
     Section 8.02.  Trust Accounts                                            42
     Section 8.03.  Officer's Certificate                                     43
     Section 8.04.  Termination Upon Payment to Noteholders                   43
     Section 8.05.  Release of Trust Estate                                   43
     Section 8.06.  Surrender of Notes Upon Final Payment                     43

ARTICLE IX      Supplemental Indentures                                       44

     Section 9.01.  Supplemental Indentures Without Consent of Noteholders    44
     Section 9.02.  Supplemental Indentures With Consent of Noteholders       45
     Section 9.03.  Execution of Supplemental Indentures                      47
     Section 9.04.  Effect of Supplemental Indenture                          47
     Section 9.05.  Conformity with Trust Indenture Act                       47
     Section 9.06.  Reference in Notes to Supplemental Indentures             47

ARTICLE X       Miscellaneous                                                 47

     Section 10.01. Compliance Certificates and Opinions, etc                 47
     Section 10.02. Form of Documents Delivered to Indenture Trustee          49
     Section 10.03. Acts of Noteholders                                       50
     Section 10.04. Notices, etc., to Indenture Trustee,
                        Issuer and Rating Agencies                            50
     Section 10.05. Notices to Noteholders; Waiver                            51
     Section 10.06. Alternate Payment and Notice Provisions                   51
     Section 10.07. Conflict with Trust Indenture Act                         52
     Section 10.08. Effect of Headings                                        52
     Section 10.09. Successors and Assigns                                    52
     Section 10.10. Separability                                              52
     Section 10.11. Benefits of Indenture                                     52
     Section 10.12. Legal Holidays                                            52
     Section 10.13. GOVERNING LAW                                             52
     Section 10.14. Counterparts                                              52
     Section 10.15. Recording of Indenture                                    52
     Section 10.16. Issuer Obligation                                         53
     Section 10.17. No Petition                                               53
     Section 10.18. Termination by Class CE Holders                           53
     Section 10.19. Inspection                                                54
     Section 10.20. Limitation of Liability of Owner Trustee                  54

EXHIBITS

Exhibit A-1      Form of Class A Notes

Exhibit A-2      Form of Class P Notes

Exhibit A-3      Form of Class M Notes

Exhibit A-4      Form of Class B Notes

Exhibit B        [Intentionally Omitted]

Exhibit C        Form of Rule 144A Investment Representation

Exhibit D        Form of Investor Representation Letter

Exhibit E        Form of Transferor Representation Letter

Appendix A       Definitions

         This Indenture,  dated as of July 24, 2002,  between CSFB ABS Trust 2002-HI23,  a Delaware business trust, as Issuer (the "Issuer"), and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"),

                                                 WITNESSETH THAT:

         Each party  hereto  agrees as follows  for the  benefit of the other  party and for the equal and  ratable benefit of the Holders of the Issuer's  Asset-Backed  Notes,  Series 2002-HI23,  Class A, Class P, Class M-1, Class
M-2, Class B-1 and Class B-2 (collectively, the "Notes").

                                                  GRANTING CLAUSE

         The Issuer  hereby  Grants to the  Indenture  Trustee,  all of the  Issuer's  right,  title and  interest, whether  now owned or  hereafter  acquired,  in,  to,  and  under  the  following:  (a) the  Initial  Loans and any
Subsequent  Loans,  and all monies due or to become  due  thereunder;  (b) the  Payment  Account,  and all funds on deposit or credited thereto from time to time and all proceeds thereof;  (c) the Capitalized  Interest Account, and all funds on deposit or credited  thereto from time to time (other than any income  thereon),  and the  Pre-Funding
Account,  and all funds on deposit or credited  thereto from time to time; (d) all hazard insurance  policies;  (e)
all present and future claims,  demands,  causes and choses in action in respect of any or all of the foregoing and all  payments on or under,  and all proceeds of every kind and nature  whatsoever  in respect of, any or all of the foregoing  and all payments on or under,  and all proceeds of every kind and nature  whatsoever  in the  conversion thereof,  voluntary or  involuntary,  into cash or other liquid  property,  all cash proceeds,  accounts,  accounts receivable,  notes, drafts,  acceptances,  checks,  deposit accounts,  rights to payment of any and every kind, and other forms of obligations  and  receivables,  instruments  and other property which at any time  constitute all or part of or are  included  in the  proceeds  of any of the  foregoing;  (f) all  accounts,  chattel  paper,  deposit accounts,  documents,  general  intangibles,  goods,  instruments,  investment  property,  letter-of credit rights, letters of credit,  money,  and oil, gas, and other  minerals,  consisting of, arising from, or relating to, any of the  foregoing;  and (g) all proceeds of the  foregoing  (collectively,  the "Trust  Estate" or the  "Collateral").
The  foregoing  Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes,  equally and ratably  without  prejudice,  priority or  distinction,  and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee  acknowledges such Grant,  accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                                     ARTICLE I

                                                    Definitions

Section 1.01.     Definitions.  For all purposes of this Indenture,  except as otherwise  expressly provided herein or unless the context  otherwise  requires,  capitalized terms not otherwise defined herein shall have the meanings assigned  to such terms in the  Definitions  attached  hereto as  Appendix  A which is  incorporated  by  reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02.     Incorporation  by  Reference  of  Trust  Indenture  Act.  Whenever  this  Indenture  refers  to a provision of the Trust  Indenture Act (the "TIA"),  the provision is  incorporated  by reference in and made a part of this Indenture.  The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this  Indenture  that are  defined by the TIA,  defined  by TIA  reference  to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

Section 1.03      Rules of Construction.  Unless the context otherwise requires:

(i)      a term has the meaning assigned to it;

(ii)     an accounting  term not otherwise  defined has the meaning  assigned to it in  accordance  with  generally accepted accounting principles as in effect from time to time;

(iii)    "or" includes "and/or";

(iv)     "including" means including without limitation;

(v)      words in the singular include the plural and words in the plural include the singular;

(vi)     the term "proceeds" has the meaning ascribed thereto in the UCC; and

(vii)    any  agreement,  instrument or statute  defined or referred to herein or in any  instrument or certificate delivered  in  connection  herewith  means such  agreement,  instrument  or  statute as from time to time  amended, modified or  supplemented  and includes (in the case of agreements or  instruments)  references to all  attachments thereto and  instruments  incorporated  therein;  references to a Person are also to its permitted  successors  and assigns.

Section 1.04      Calculations of Interest.  All  calculations  of interest on the Securities  shall be made on the basis of the actual  number of days in the  Accrual  Period and a year  assumed to consist of 360 days.  All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

                                                     ARTICLE II

                                             Original Issuance of Notes

Section 2.01      Form. The Notes,  together with the Indenture Trustee's  certificate of authentication,  shall be in  substantially  the form set  forth in  Exhibits  A-1,  A-2,  A-3 and A-4,  with  such  appropriate  insertions, omissions,  substitutions  and other  variations  as are required or permitted by this  Indenture and may have such letters,  numbers  or other  marks of  identification  and such  legends  or  endorsements  placed  thereon as may, consistently  herewith,  be determined by the officers executing such Notes, as evidenced by their execution of the
Notes.  Any  portion  of the  text of any  Note  may be set  forth  on the  reverse  thereof,  with an  appropriate reference thereto on the face of the Note.

         The Notes shall be  typewritten,  printed,  lithographed  or engraved  or produced by any  combination  of these methods (with or without steel  engraved  borders),  all as determined by the Authorized  Officers  executing such Notes, as evidenced by their execution of such Notes.

         The  terms of the  Notes  set  forth  in  Exhibits  A-1,  A-2,  A-3 and A-4 are part of the  terms of this
Indenture.

Section 2.02      Execution,  Authentication  and Delivery.  The Notes shall be executed on behalf of the Issuer by any of its  Authorized  Officers.  The  signature  of any such  Authorized  Officer  on the  Notes may be manual or facsimile.

         Notes bearing the manual or facsimile  signature of individuals who were at any time  Authorized  Officers of the Issuer  shall bind the  Issuer,  notwithstanding  that such  individuals  or any of them have ceased to hold such  offices  prior to the  authentication  and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture  Trustee shall  authenticate  and deliver Notes for original  issue in an aggregate  initial principal amount of $122,000,100, upon receipt of an Issuer Request containing instructions to do so.

         Each  Class  of Notes  shall  be dated  the date of its  authentication.  The  Book-Entry  Notes  shall be issuable  in book entry  format and shall be  issuable  in the  minimum  initial  Note  Balances  of $25,000 and in integral  multiples of $1 in excess thereof.  The Physical Notes will be evidenced by a physical,  fully registered
Note  transferable  through the facilities of the Note Registrar and shall be issuable in the minimum  initial Note
Balances of $100 and in integral multiples of $1 in excess thereof.

         No Note shall be entitled to any benefit under this  Indenture or be valid or obligatory  for any purpose, unless there appears on such Note a certificate  of  authentication  substantially  in the form provided for herein executed  by the  Indenture  Trustee  by the  manual  signature  of one of its  authorized  signatories,  and  such certificate  upon any Note  shall be  conclusive  evidence,  and the only  evidence,  that  such Note has been duly authenticated and delivered hereunder.

                                                    ARTICLE III

                                                     Covenants

Section 3.01      Collection  of  Payments  with  Respect to Loans.  The  Indenture  Trustee  shall  establish  and maintain  with  itself the  Payment  Account in which the  Indenture  Trustee  shall,  subject to the terms of this paragraph,  deposit,  on the  same day as it is  received  from  the  Servicer,  each  remittance  received  by the
Indenture  Trustee with  respect to the Loans.  The  Indenture  Trustee  shall make all  payments of principal  and interest on the Notes,  subject to Section  3.03, as provided in Section 3.05 from monies on deposit in the Payment
Account.

Section 3.02      Maintenance  of Office or Agency.  The Issuer will  maintain  in the City of New York,  an office or  agency  where,  subject  to  satisfaction  of  conditions  set  forth  herein,  Notes  may be  surrendered  for registration  of transfer or exchange,  and where notices and demands to or upon the Issuer in respect of the Notes and this  Indenture may be served.  The Issuer  hereby  initially  appoints the  Indenture  Trustee to serve as its agent for the  foregoing  purposes.  If at any time the Issuer  shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof,  such surrenders,  notices and demands may be made or served at the Corporate  Trust Office,  and the Issuer hereby  appoints the Indenture  Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.03      Money for Payments To Be Held in Trust; Paying Agent.

(a)      As provided in Section  3.01,  all  payments of amounts due and payable with respect to any Notes that are to be made from  amounts  withdrawn  from the Payment  Account  pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture  Trustee or by the Paying Agent,  and no amounts so withdrawn from the Payment  Account for  payments  of Notes  shall be paid over to the Issuer  except as  provided  in this  Section  3.03.  The Issuer hereby appoints the Indenture Trustee to act as initial Paying Agent hereunder.

         The Issuer will cause each Paying  Agent  other than the  Indenture  Trustee to execute and deliver to the
Indenture  Trustee an  instrument  in which such Paying  Agent shall agree with the  Indenture  Trustee (and if the
Indenture  Trustee acts as Paying Agent it hereby so agrees),  subject to the provisions of this Section 3.03, that such Paying Agent will:

(i)      hold all sums  held by it for the  payment  of  amounts  due with  respect  to the  Notes in trust for the benefit  of the  Persons  entitled  thereto  until such sums  shall be paid to such  Persons or  otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)     give the Indenture  Trustee  written notice of any default by the Issuer of which it has actual  knowledge in the making of any payment required to be made with respect to the Notes;

(iii)    at any time  during the  continuance  of any such  default,  upon the  written  request  of the  Indenture
         Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)     immediately  resign as Paying  Agent and  forthwith  pay to the  Indenture  Trustee all sums held by it in trust for the  payment  of Notes if at any time it ceases to meet the  standards  required  to be met by a
         Paying Agent at the time of its appointment;

(v)      comply with all  requirements of the Code with respect to the withholding  from any payments made by it on any  Notes of any  applicable  withholding  taxes  imposed  thereon  and with  respect  to any  applicable reporting requirements in connection therewith; and

(vi)     deliver  to the  Indenture  Trustee a copy of the  Servicing  Certificate  prepared  with  respect to each
         Payment Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

         The  Issuer  may at any time,  for the  purpose  of  obtaining  the  satisfaction  and  discharge  of this
Indenture or for any other purpose,  by Issuer Request direct any Paying Agent to pay to the Indenture  Trustee all sums held in trust by such Paying  Agent,  such sums to be held by the  Indenture  Trustee  upon the same trusts as those  upon  which the sums were held by such  Paying  Agent;  and upon such  payment  by any  Paying  Agent to the
Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable  laws with respect to escheat of funds,  any money held by the Indenture  Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and  remaining  unclaimed  for one year after  such  amount has become  due and  payable  shall be  discharged  from such trust and be paid to the
Issuer upon receipt by the Indenture  Trustee or any Paying Agent (as  applicable) of an Issuer Request  containing instructions to do so; and the Holder of such Note shall thereafter,  as an unsecured  general creditor,  look only to the  Issuer  for  payment  thereof  (but  only to the  extent of the  amounts  so paid to the  Issuer),  and all liability of the  Indenture  Trustee or such Paying Agent with respect to such trust money shall  thereupon  cease;
provided,  however,  that the  Indenture  Trustee or such  Paying  Agent,  before  being  required to make any such payment,  shall at the expense and direction of the Issuer cause to be published once, in an Authorized  Newspaper, notice that such money remains  unclaimed and that,  after a date specified  therein,  which shall not be less than
30 days from the date of such  publication,  any unclaimed balance of such money then remaining will be paid to the
Issuer.  The Indenture  Trustee may also adopt and employ,  at the expense and  direction of the Issuer,  any other reasonable  means of  notification of such payment  (including,  but not limited to, mailing notice of such payment to  Noteholders  whose Notes have been called but have not been  surrendered  for  redemption  or whose right to or interest in monies due and payable but not claimed is  determinable  from the records of the  Indenture  Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

Section 3.04.     Existence.  The  Issuer  will keep in full  effect its  existence,  rights  and  franchises  as a business trust under the laws of the State of Delaware  (unless it becomes,  or any successor  Issuer  hereunder is or  becomes,  organized  under the laws of any other state or of the United  States of  America,  in which case the
Issuer will keep in full effect its  existence,  rights and franchises  under the laws of such other  jurisdiction)
and will obtain and preserve its qualification to do business in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability of this Indenture,  the Notes, the Loans and each other instrument or agreement included in the Trust Estate.

Section 3.05.     Payment of Principal and Interest; Defaulted Interest.

(a)      On each  Payment Date from amounts on deposit in the Payment  Account and any amounts  transferred  to the
Payment Account from the Pre-Funding  Account and/or the Capitalized  Interest Account pursuant to Section 3 of the
Loan Purchase  Agreement,  the Paying Agent shall pay to the Noteholders,  the Certificate  Paying Agent, on behalf of the  Certificateholders,  and to other Persons the Remittance Amount, in the order of priority set forth in this
Section 3.05.

(b)      On each  Payment  Date,  all  Prepayment  Penalties  shall be  distributed  to the  holders of the Class P
Notes.  On each Payment Date,  payments  shall be made from the  Remittance  Amount in the following  priority,  in each case to the extent of the then remaining Remittance Amount:

(i)      first, to the Class A Notes, Current Interest and any Carryforward Interest for each such Payment Date;

(ii)     second,  to the Class M-1 Notes,  Current Interest and any  Carryforward  Interest for such class and such
         Payment Date;

(iii)    third,  to the Class M-2 Notes,  Current  Interest and any  Carryforward  Interest for such class and such
         Payment Date; and

(iv)     fourth,  to the Class B-1 Notes,  Current Interest and any  Carryforward  Interest for such class and such
         Payment Date.

(v)      fifth,  to the Class B-2 Notes,  Current  Interest and any  Carryforward  Interest for such class and such
         Payment Date.

(c)      On each  Payment  Date that is prior to the  Stepdown  Date,  or if a Trigger  Event has  occurred  and is continuing,  the remaining  Remittance  Amount after payments made pursuant to Section 3.05(b) above, not to exceed the Principal Payment Amount, shall be distributed in the following order of priority:

(i)      first,  to the Class A Notes,  until their Class  Principal  Balance of the Class A Notes has been reduced to zero;

(ii)     second,  to the  Class  M-1  Notes,  until the  Class  Principal  Balance  of the Class M-1 Notes has been reduced to zero;

(iii)    third, to the Class M-2 Notes,  until the Class Principal  Balance of the Class M-2 Notes has been reduced to zero; and

(iv)     fourth,  to the  Class  B-1  Notes,  until the  Class  Principal  Balance  of the Class B-1 Notes has been reduced to zero

(v)      fifth, to the Class B-2 Notes,  until the Class Principal  Balance of the Class B-2 Notes has been reduced to zero.

(d)      On each Payment  Date,  on or after the Stepdown  Date and provided that no Trigger Event has occurred and is continuing,  the remaining  Remittance Amount after payments made pursuant to Section 3.05(b) and (c) above, not to exceed the Principal Payment Amount, shall be distributed as follows.

(A)      first to the  Class P Notes,  commencing  with  the  Payment  Date in July  2007  and  each  Payment  Date thereafter,  the Class  Principal  Balance of the Class P Notes  until the Class P Note  Balance  has been reduced to zero;

(B)      second,  to the Class A Notes, the Senior Principal  Payment Amount for such payment date, until the Class
         Principal Balance of the Class A Notes has been reduced to zero;

(C)      third,  to the Class M-1 Notes,  the Class M-1 Principal  Payment Amount for such payment date,  until the
         Class Principal Balance of such Class has been reduced to zero;

(D)      fourth,  to the Class M-2 Notes,  the Class M-2 Principal  Payment Amount for such payment date, until the
         Class Principal Balance of such Class has been reduced to zero;

(E)      fifth,  to the Class B-1 Notes,  the Class B Principal  Payment  Amount for such payment  date,  until the
         Class Principal Balance of such Class has been reduced to zero; and

(F)      sixth,  to the Class B-2 Notes,  the Class B-2 Principal  Payment Amount for such payment date,  until the
         Class Principal Balance of such Class has been reduced to zero;

(e)      On each  Payment  Date,  the Monthly  Excess  Cashflow  shall be  distributed  in the  following  order of priority:

(i)      on the first  Payment  Date,  100% of the Monthly  Excess  Cashflow  will be released to the Holder of the
         Class CE Certificates;

(ii)     (A) on each  Payment  Date  prior  to the  Stepdown  Date,  or if a  Trigger  Event  has  occurred  and is continuing,  until the  aggregate  Note  Balance of the Notes equals the  Aggregate  Loan Balance for such
         Payment Date minus the Targeted  Overcollateralization  Amount for such date,  in the  following  order of priority:

(1)      first, to the Class A Notes until the Class Principal Balance has been reduced to zero;

(2)      second, to the Class M-1 Notes, until the Class Principal Balance of such Class has been reduced to zero;

(3)      third, to the Class M-2 Notes,  until the Class Principal  Balance of such Class has been reduced to zero;
         and

(4)      fourth, to the Class B-1 Notes, until the Class Principal Balance of such Class has been reduced to zero;

(5)      fifth, to the Class B-2 Notes, until the Class Principal Balance of such Class has been reduced to zero.

                           (B)      On each  Payment  Date on or  after  the  Stepdown  Date and  provided  that no
         Trigger Event has occurred and is continuing,  to make any principal  payments required to be made on such
         Payment Date pursuant to Section  3.05(d),  after giving  effect to the payment of the  Principal  Payment
         Amount for such date,  in  accordance  with the  priorities  set forth  therein but without  regard to the limitation of such payments in the aggregate to the Principal Payment Amount;

(iii)    to the Class M-1 Notes, any Deferred Amount for such Class;

(iv)     to the Class M-2 Notes, any Deferred Amount for such Class;

(v)      to the Class B-1 Notes, any Deferred Amount for such Class;

(vi)     to the Class A Notes, any applicable Basis Risk Carryforward Amounts for such Class;

(vii)    to the Class M-1 Notes, any applicable Basis Risk Carryforward Amounts for such Class;

(viii)   to the Class M-2 Notes, any applicable Basis Risk Carryforward Amounts for such Class;

(ix)     to the Class B-1 Notes, any applicable Basis Risk Carryforward Amounts for such Class;

(x)      to the Class B-2 Notes, any applicable Basis Risk Carryforward Amounts for such Class;

(xi)     to the Basis Risk Reserve Fund, an amount equal to the Required Basis Risk Reserve Fund Deposit;

(xii)    to the Indenture Trustee,  any Trustee Additional  Expenses and any amounts owing to the Indenture Trustee pursuant to Section 6.07 and the Owner  Trustee  pursuant to Article VII of the Trust  Agreement,  in each case remaining unpaid; and

(xiii)   to the Certificate Paying Agent, all remaining Remittance Amounts.

(f)      On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate  Distribution  Account all amounts it received  pursuant  to this  Section  3.05 for the purpose of  reimbursing  the Owner  Trustee  with respect to certain amounts and distributing such funds to the Certificateholder.

(g)      The amounts paid to Noteholders  shall be paid to the Notes in accordance  with the applicable  percentage as set forth in paragraph (h) below.  Any  installment of interest or principal,  if any,  payable on any Note that is punctually  paid or duly provided for by the Issuer on the  applicable  Payment Date shall,  if such  Noteholder holds Notes of an aggregate  initial Note Balance of at least  $1,000,000,  be paid to each Noteholder of record on the  preceding  Record Date,  by wire  transfer to an account  specified in writing by such  Noteholder  reasonably satisfactory  to the  Indenture  Trustee  as of the  preceding  Record  Date or in all  other  cases  or if no such instructions  have  been  delivered  to the  Indenture  Trustee,  by  check  to  such  Noteholder  mailed  to  such
Noteholder's  address as it appears in the Note Register the amount  required to be distributed to such  Noteholder on such Payment Date pursuant to such  Noteholder's  Securities;  provided,  however,  that the  Indenture  Trustee shall not pay to such  Noteholders  any amount  required to be withheld  from a payment to such  Noteholder  by the
Code.

(h)      The principal of each Note shall be due and payable in full on the Final  Scheduled  Payment Date for such
Note as provided in the related form of Note set forth in Exhibits A-1,  A-2, A-3 and A-4. All  principal  payments on the Notes  shall be made to the  Noteholders  entitled  thereto  in  accordance  with the  Percentage  Interests represented  by such Notes.  The  Indenture  Trustee  shall notify the Person in whose name a Note is registered at the close of business on the Record Date relating to the Payment Date  immediately  preceding  the Final  Scheduled
Payment Date or other final Payment  Date.  Such notice shall be mailed or  transmitted  by facsimile no later than five  Business Days prior to such Final  Scheduled  Payment Date or other final Payment Date and shall specify that payment of the  principal  amount and any  interest due with  respect to such Note at the Final  Scheduled  Payment
Date or other final  Payment  Date will be payable  only upon  presentation  and  surrender  of such Note and shall specify the place where such Note may be presented and surrendered for such final payment.

Section 3.06.     Protection of Trust Estate.

(a)      As and when  requested  by the  Indenture  Trustee,  the Issuer will from time to time execute and deliver
all  such  supplements  and  amendments  hereto  and  all  such  financing  statements,   continuation  statements,
instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i)      maintain or preserve  the lien and  security  interest  (and the  priority  thereof) of this  Indenture or carry out more effectively the purposes hereof;

(ii)     perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture; or

(iii)    cause the Trust Estate to enforce any of the Loans;

(iv)     preserve  and  defend  title  to the  Trust  Estate  and  the  rights  of the  Indenture  Trustee  and the
         Noteholders in such Trust Estate against the claims of all persons and parties.

(b)      Except as otherwise  provided in this  Indenture,  the  Indenture  Trustee shall not remove any portion of the Trust Estate that  consists of money or is evidenced by an  instrument,  certificate  or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel  delivered  pursuant to Section
3.07 (or from the  jurisdiction  in which it was held as  described  in the  Opinion  of Counsel  delivered  at the
Closing  Date  pursuant to Section  3.07(a),  if no Opinion of Counsel has yet been  delivered  pursuant to Section
3.07(b))  unless the Indenture  Trustee shall have first received an Opinion of Counsel to the effect that the lien and security  interest  created by this  Indenture  with respect to such  property  will  continue to be maintained after giving effect to such action or actions.

         The Issuer  hereby  designates  the  Indenture  Trustee  its agent and  attorney-in-fact  to  execute  any financing  statement,  continuation  statement or other instrument required to be executed pursuant to this Section
3.06.

Section 3.07.     Opinions as to Trust Estate.

(a)      On the Closing Date,  the Issuer shall  furnish to the Indenture  Trustee and the Owner Trustee an Opinion
of Counsel at the expense of the Issuer either  stating that, in the opinion of such counsel,  such action has been taken with respect to the recording and filing of this  Indenture,  any  indentures  supplemental  hereto,  and any other  requisite  documents,  and with  respect  to the  execution  and  filing  of any  financing  statements  and continuation  statements,  as are  necessary to perfect and make  effective  the lien and security  interest in the
Initial Loans and reciting the details of such action,  or stating  that,  in the opinion of such counsel,  no such action is necessary to make such lien and security interest effective.

(b)      On or before  December  31st in each  calendar  year,  beginning in 2002,  the Issuer shall furnish to the
Indenture  Trustee an Opinion of Counsel at the expense of the Issuer  either  stating that, in the opinion of such counsel,  such  action has been taken with  respect to the  recording,  filing,  rerecording  and  refiling of this
Indenture,  any indentures  supplemental hereto and any other requisite documents and with respect to the execution and filing of any  financing  statements  and  continuation  statements  as is  necessary  to maintain the lien and security  interest in the Loans and  reciting  the  details of such  action or stating  that in the opinion of such counsel no such action is necessary  to maintain  such lien and security  interest.  Such Opinion of Counsel  shall also describe the recording,  filing,  re-recording  and refiling of this  Indenture,  any indentures  supplemental hereto  and  any  other  requisite  documents  and  the  execution  and  filing  of any  financing  statements  and continuation  statements  that will, in the opinion of such counsel,  be required to maintain the lien and security interest in the Loans until December 31 in the following calendar year.

Section 3.08.     Performance of Obligations; Servicing Agreement.

(a)      The Issuer will punctually  perform and observe all of its  obligations  and agreements  contained in this
Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

(b)      The Issuer may contract  with other Persons to assist it in  performing  its duties under this  Indenture, and any performance of such duties by a Person identified to the Indenture  Trustee in an Officer's  Certificate of
the Issuer shall be deemed to be action taken by the Issuer.

(c)      The Issuer  will not take any action or permit any action to be taken by others  which  would  release any
Person from any of such  Person's  covenants or  obligations  under any of the  documents  relating to the Loans or under any  instrument  included  in the Trust  Estate,  or which  would  result  in the  amendment,  hypothecation, subordination,  termination  or discharge  of, or impair the  validity or  effectiveness  of, any of the  documents relating to the Loans or any such  instrument,  except such actions as the Servicer is expressly  permitted to take in the Servicing Agreement.

(d)      The  Issuer  may  retain  an  administrator  and may enter  into  contracts  with  other  Persons  for the performance of the Issuer's  obligations  hereunder,  and performance of such  obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

Section 3.09.     Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

(i)      except as expressly  permitted by this Indenture,  sell,  transfer,  exchange or otherwise  dispose of the
         Trust Estate, unless directed to do so by the Indenture Trustee;

(ii)     claim any credit on, or make any  deduction  from the  principal  or  interest  payable in respect of, the
         Notes  (other  than  amounts  properly  withheld  from such  payments  under the Code) or assert any claim against any present or former  Noteholder  by reason of the payment of the taxes  levied or assessed  upon any part of the Trust Estate;

(iii)    (A) permit the validity or  effectiveness  of this  Indenture  to be impaired,  or permit the lien of this
         Indenture to be amended,  hypothecated,  subordinated,  terminated or discharged,  or permit any Person to be released from any covenants or  obligations  with respect to the Notes under this  Indenture  except as may be  expressly  permitted  hereby,  (B) permit any lien,  charge,  excise,  claim,  security  interest, mortgage or other  encumbrance  (other than the lien of this  Indenture)  to be created on or extend to or otherwise  arise  upon or burden  the Trust  Estate or any part  thereof  or any  interest  therein or the proceeds  thereof  or (C) permit the lien of this  Indenture  not to  constitute  a valid  first  priority security interest in the Trust Estate; or

(iv)     waive or impair,  or fail to assert rights under,  the Loan Purchase  Agreement or in any Basic  Document,
         if any such action would materially and adversely affect the interests of the Noteholders.

Section 3.10.     Annual  Statement as to  Compliance.  The Issuer will deliver to the  Indenture  Trustee,  within
120 days after the end of each fiscal year of the Issuer  (commencing  with the fiscal  year  2002),  an  Officer's
Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

(i)      a review of the  activities of the Issuer  during such year and of its  performance  under this  Indenture and the Owner Trust Agreement has been made under such Authorized Officer's supervision; and

(ii)     to the best of such Authorized  Officer's  knowledge,  based on such review,  the Issuer has complied with all  conditions  and  covenants  under this  Indenture  and the  provisions  of the Owner Trust  Agreement throughout  such  year,  or, if there has been a default  in its  compliance  with any such  condition  or covenant,  specifying  each such  default  known to such  Authorized  Officer  and the  nature  and status thereof.

Section 3.11.     Representations  and Warranties  Concerning the Loans. The Indenture  Trustee,  as pledgee of the
Loans,  has the benefit of the  representations  and warranties  made by the Seller in the Loan Purchase  Agreement concerning  the Loans and the right to enforce  the  remedies  against the Seller  provided  in such Loan  Purchase
Agreement to the same extent as though such  representations  and  warranties  were made  directly to the Indenture
Trustee.

Section 3.12.     Assignee  of Record of the  Loans.  The  Issuer  hereby  directs  and  authorizes  the  Indenture
Trustee to hold record title to the Loans by being named as payee in the  endorsements  of the  Mortgage  Notes and assignee  in the  Assignments  of Mortgage  to be  recorded.  Except as  expressly  provided  in the Loan  Purchase
Agreement or in the  Servicing  Agreement  with respect to any  specific  Loan,  the  Indenture  Trustee  shall not execute any  endorsement  or  assignment  or  otherwise  release or transfer  such record title to any of the Loans until such time as the  remaining  Trust may be  released  pursuant to Section  8.05(b).  The  Indenture  Trustee's holding of such record  title shall in all  respects be subject to its  fiduciary  obligations  to the  Noteholders hereunder.

Section 3.13.     Investment  Company.  The Issuer shall not become an "investment  company" or under the "control"
of an  "investment  company" as such terms are defined in the  Investment  Company Act of 1940,  as amended (or any successor  or  amendatory  statute),  and the rules and  regulations  thereunder  (taking into account not only the general  definition  of  the  term  "investment  company"  but  also  any  available  exceptions  to  such  general definition);  provided,  however,  that the Issuer shall be in  compliance  with this Section 3.13 if it shall have obtained an order exempting it from  regulation as an "investment  company" so long as it is in compliance with the conditions imposed in such order.

Section 3.14.     Servicer as Agent and Bailee of the Indenture  Trustee.  Solely for purposes of perfection  under
Section  9-313 or Section  9-314 of the UCC or other  similar  applicable  law,  rule or regulation of the state in which such property is held by the Servicer,  the Issuer and the Indenture  Trustee  hereby  acknowledges  that the
Servicer  is acting  as agent and  bailee of the  Indenture  Trustee  in  holding  amounts  (a) on  deposit  in the
Custodial  Account pursuant to Section 3.02 of the Servicing  Agreement that are allocable to the Loans, as well as its agent and bailee in holding any Related  Documents  released to the Servicer pursuant to Section 3.06(c) of the
Servicing  Agreement,  and any other items  constituting  a part of the Trust  Estate  which from time to time come into the  possession of the Servicer.  It is intended that, by the  Servicer's  acceptance of such agency  pursuant to Section 3.02 of the Servicing  Agreement,  the Indenture  Trustee,  as a pledgee of the Loans, will be deemed to have  possession  of such  Related  Documents,  such monies and such other items for  purposes of Section  9-313 or
Section 9-314 of the UCC of the state in which such property is held by the Servicer.

Section 3.15.     Issuer May Consolidate, etc.

(a)      The Issuer shall not consolidate or merge with or into any other Person, unless:

(i)      the Person (if other than the Issuer)  formed by or  surviving  such  consolidation  or merger  shall be a
         Person  organized  and  existing  under  the laws of the  United  States  of  America  or any state or the
         District of Columbia  and shall  expressly  assume,  by an  indenture  supplemental  hereto,  executed and delivered to the Indenture  Trustee,  in form reasonably  satisfactory to the Indenture  Trustee,  the due and punctual  payment of the principal of and interest on all Notes and to the  Certificate  Paying Agent, on behalf of the  Certificateholders  and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii)     immediately  after  giving  effect to such  transaction,  no Event of Default  shall have  occurred and be continuing;

(iii)    the Rating  Agencies  shall have notified the Issuer that such  transaction  shall not cause the rating of any of the Notes to be reduced,  suspended or withdrawn or to be  considered by either Rating Agency to be below investment grade;

(iv)     the Issuer  shall have  received an Opinion of Counsel  (and shall have  delivered  copies  thereof to the
         Indenture  Trustee)  to the  effect  that  such  transaction  will  not  have  any  material  adverse  tax consequence to the Issuer, any Noteholder or any Certificateholder;

(v)      any action that is necessary to maintain the lien and security  interest  created by this Indenture  shall have been taken; and

(vi)     the Issuer  shall have  delivered to the  Indenture  Trustee an  Officer's  Certificate  and an Opinion of
         Counsel each stating that such  consolidation or merger and such  supplemental  indenture comply with this
         Section 3.15 and that all  conditions  precedent  herein  provided for relating to such  transaction  have been complied with (including any filing required by the Exchange Act).

         (b)      The  Issuer  shall not convey or  transfer  any of its  properties  or  assets,  including  those included in the Trust Estate, to any Person, unless:

(i)      the  Person  that  acquires  by  conveyance  or  transfer  the  properties  and  assets of the  Issuer the conveyance  or transfer of which is hereby  restricted  shall (A) be a United  States  citizen or a Person organized  and  existing  under the laws of the  United  States of America  or any  state,  (B)  expressly assumes,  by an indenture  supplemental  hereto,  executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture  Trustee,  the due and punctual  payment of the principal of and interest on all Notes and the  performance  or  observance of every  agreement  and covenant of this  Indenture on the part of the Issuer to be performed or observed,  all as provided herein,  (C) expressly agrees by means of such  supplemental  indenture  that all right,  title and  interest so conveyed  or  transferred  shall be subject and subordinate to the rights of Noteholders,  (D) unless otherwise  provided in such supplemental indenture,  expressly agrees to indemnify,  defend and hold harmless the Issuer against and from any loss, liability or expense  arising under or related to this  Indenture  and the Notes and (E) expressly  agrees by means of such  supplemental  indenture  that such Person (or if a group of Persons,  then one specified
         Person) shall make all filings with the  Securities  and Exchange  Commission  (and any other  appropriate
         Person) required by the Exchange Act in connection with the Notes;

(ii)     immediately  after giving effect to such  transaction,  no Default or Event of Default shall have occurred and be continuing;

(iii)    the Rating  Agencies  shall have  notified the Issuer  (with a copy to the  Indenture  Trustee)  that such transaction  shall not cause the  rating of the Notes or the  Certificates  to be  reduced,  suspended  or withdrawn;

(iv)     the Issuer  shall have  received an Opinion of Counsel  (and shall have  delivered  copies  thereof to the
         Indenture  Trustee)  to the  effect  that  such  transaction  will  not  have  any  material  adverse  tax consequence to the Issuer or any Noteholder;

(v)      any action that is necessary to maintain the lien and security  interest  created by this Indenture  shall have been taken; and

(vi)     the Issuer  shall have  delivered to the  Indenture  Trustee an  Officer's  Certificate  and an Opinion of
         Counsel each stating that such  conveyance or transfer and such  supplemental  indenture  comply with this
         Article III and that all conditions  precedent  herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

Section 3.16.     Successor or Transferee.

(a)      Upon any  consolidation or merger of the Issuer in accordance with Section  3.15(a),  the Person formed by or surviving  such  consolidation  or merger (if other than the Issuer) shall succeed to, and be  substituted  for, and may exercise  every right and power of, the Issuer under this  Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b)      Upon a  conveyance  or  transfer  of all the assets and  properties  of the  Issuer  pursuant  to
Section  3.15(b),  the Issuer will be released from every  covenant and agreement of this  Indenture to be observed or performed on the part of the Issuer with respect to the Notes  immediately  upon the delivery of written  notice to the Indenture Trustee of such conveyance or transfer.

Section 3.17.     No  Other  Business.  The  Issuer  shall  not  engage  in  any  business  other  than  financing, purchasing,  owning and selling  and  managing  the Loans and the  issuance  of the Notes and  Certificates  in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

Section 3.18.     No Borrowing.  The Issuer shall not issue, incur,  assume,  guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

Section 3.19.     Guarantees,  Loans,  Advances and Other Liabilities.  Except as contemplated by this Indenture or the Basic  Documents,  the  Issuer  shall not make any loan or  advance or credit  to, or  guarantee  (directly  or indirectly or by an instrument  having the effect of assuring  another's  payment or  performance on any obligation or capability of so doing or otherwise),  endorse or otherwise become contingently liable,  directly or indirectly, in  connection  with the  obligations,  stocks or dividends of, or own,  purchase,  repurchase or acquire (or agree contingently  to do so) any stock,  obligations,  assets or  securities  of, or any other  interest in, or make any capital contribution to, any other Person.
Section 3.20.     Capital  Expenditures.  The Issuer  shall not make any  expenditure  (by  long-term  or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.21.     Owner Trustee Not Liable for  Certificates or Related  Documents.  The recitals  contained herein shall be taken as the  statements  of the  Depositor,  and the Owner  Trustee  assumes  no  responsibility  for the correctness  thereof.  The Owner  Trustee  makes no  representations  as to the  validity  or  sufficiency  of this
Indenture,  of any Basic  Document or of the  Certificate  (other than the  signatures  of the Owner Trustee on the
Certificate)  or  the  Notes,  or of  any  Related  Documents.  The  Owner  Trustee  shall  at  no  time  have  any responsibility  or liability  with respect to the  sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to the  Certificateholder  under the Owner Trust Agreement or the Noteholders  under this Indenture,  including,  the compliance by the Depositor or the Seller with any warranty or representation made under any Basic  Document or in any related  document or the accuracy of any such  warranty or  representation,  or any action of the Certificate  Paying Agent, the Certificate  Registrar or the Indenture  Trustee taken in the name of the Owner Trustee other than any such action taken at the direction of the Owner Trustee.

Section 3.22.     Restricted  Payments.  The Issuer  shall not,  directly or  indirectly,  (i) pay any  dividend or make any  distribution  (by  reduction  of  capital  or  otherwise),  whether in cash,  property,  securities  or a combination  thereof,  to the Owner Trustee or any owner of a beneficial  interest in the Issuer or otherwise  with respect to any  ownership  or equity  interest or security in or of the Issuer,  (ii) redeem,  purchase,  retire or otherwise  acquire for value any such  ownership  or equity  interest  or security or (iii) set aside or  otherwise segregate any amounts for any such purpose;  provided,  however, that the Issuer may make, or cause to be made, (x)
distributions  to the Owner  Trustee and the  Certificateholder  as  contemplated  by, and to the extent  funds are available for such purpose under the Owner Trust  Agreement and (y) payments to the Servicer  pursuant to the terms of the Servicing  Agreement.  The Issuer shall not, directly or indirectly,  make payments to or distributions from the Custodial Account except in accordance with this Indenture and the Basic Documents.

Section 3.23.     Notice  of Events of  Default.  The  Issuer  shall  give the  Indenture  Trustee  and the  Rating
Agencies prompt written notice of each Event of Default hereunder and under the Owner Trust Agreement.

Section 3.24.     Further  Instruments  and Acts.  Upon request of the Indenture  Trustee,  the Issuer will execute and deliver such further  instruments  and do such further acts as may be  reasonably  necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.25.     Statements to  Noteholders.  On each Payment  Date,  the  Indenture  Trustee and the  Certificate
Registrar  shall  make  available  on  its  website  at   http://www.jpmorgan.com/absmbs  to  each  Noteholder  and
Certificateholder,  respectively,  the  Servicing  Certificate  delivered to it, on the Business Day  following the related  Determination Date pursuant to Section 4.01 of the Servicing Agreement,  together with a monthly statement setting forth the following information:

(i)      the amount of such distribution as principal to the Noteholders;

(ii)     the amount of such  distribution as interest to the  Noteholders,  separately  stating the portion thereof in respect of overdue accrued interest;

(iii)    the Class Principal Balance after giving effect to the distribution of principal on such Payment Date;

(iv)     the Certificate Distribution Amount immediately following such Payment Date;

(v)      the  Overcollateralization  Amount and the Targeted  Overcollateralization  Amount  immediately  following such Payment Date and, based upon the  information  prepared by the Servicer,  whether a Trigger Event has occurred and is continuing;

(vi)     the balance of the Pre-Funding  Account,  the Basis Risk Reserve Fund and the Capitalized Interest Account
as of the end of the preceding Prepayment Period; and

(vii)    the related Basis Risk Shortfall for the Class A, Class M and Class B Notes on each Payment Date.

.. The Indenture  Trustee will also make the monthly  statements to  Noteholders  and  Certificateholders  available
each  month  via  the  Indenture   Trustee's  website.   The  Indenture   Trustee's  website  can  be  accessed  at
http://www.jpmorgan.com/absmbs or at such other site as the Indenture Trustee may designate from time to time.

Section 3.26.     Allocation  of Realized  Losses.  On any Payment Date in which the  Overcollateralization  Amount has been  reduced to zero,  and an Applied Loss Amount  exists,  such Applied Loss Amount shall be allocated in the following priority:

(a)      first,  the Class  Principal  Balance of the Class B-2 Notes shall be reduced,  until the Class  Principal
Balance thereof has been reduced to zero;

(b)      second,  the Class  Principal  Balance of the Class B-1 Notes shall be reduced,  until the Class Principal
Balance thereof has been reduced to zero;

(c)      third,  the Class  Principal  Balance of the Class M-2 Notes shall be reduced,  until the Class  Principal
Balance thereof has been reduced to zero; and

(d)      fourth,  the Class  Principal  Balance of the Class M-1 Notes shall be reduced,  until the Class Principal
Balance thereof has been reduced to zero.

         The Class  Principal  Balance  of the Class A Notes will not be so reduced  and will  continue  to receive
Current Interest thereon in accordance with Section 3.05(b).

Section 3.27.     Determination   of  the  LIBOR  Rate.  On  each  LIBOR  Rate  Adjustment  Date,  LIBOR  shall  be established  by the  Indenture  Trustee and as to any Accrual  Period,  LIBOR will equal the rate for United States dollar  deposits for one month which  appears on the Dow Jones  Telerate  Screen Page 3750 as of 11:00 A M , London
time, on that LIBOR rate  adjustment  date.  Dow Jones  Telerate  Screen Page 3750 means the display  designated as page 3750 on the  Telerate  Service or any other page as may replace  page 3750 on that  service for the purpose of displaying  London  interbank  offered rates of major banks.  If the rate does not appear on that page or any other page as may replace  that page on that  service,  or if the  service is no longer  offered,  any other  service for displaying  LIBOR or comparable  rates as may be selected by the  Indenture  Trustee  after  consultation  with the
Servicer, the rate will be the reference bank rate.

         The  Reference  Bank Rate will be  determined  on the  basis of the  rates at which  deposits  in the U.S.
Dollars are offered by the reference  banks,  which shall be three major banks that are engaged in  transactions in the London  interbank  market,  selected  by the  Indenture  Trustee  after  consultation  with the  Servicer.  The
Reference  Bank Rate will be determined as of 11:00 A.M.,  London time,  on the LIBOR Rate  Adjustment  Date on the basis of rates offered by the  Reference  Banks to prime banks in the London  interbank  market for a period of one month in amounts  approximately  equal to the aggregate Class Principal Balance of the Class A, Class M and Class B
Notes.  The Indenture  Trustee will request the principal  London office of each of the Reference  Banks to provide a quotation of its rate. If at least two  quotations  are  provided,  the rate will be the  arithmetic  mean of the quotations.  If on that date fewer than two quotations  are provided as requested,  the rate will be the arithmetic mean of the rates  quoted by one or more major banks in New York City,  selected  by the  Indenture  Trustee  after consultation  with the Servicer,  as of 11:00 A.M.,  New York City time, on that date for loans in U.S.  Dollars to leading  European banks for a period of one month in amounts  approximately  equal to the aggregate Class Principal
Balance of the Class A, Class M and Class B Notes.  If no  quotations  can be obtained,  the rate will be LIBOR for the prior Payment Date; provided however,  if, under the priorities listed previously in this paragraph,  LIBOR for a Payment Date would be based on LIBOR for the previous  Payment Date for the third  consecutive  Payment Date, the
Indenture  Trustee after  consultation  with the Servicer shall select an alternative  comparable  index over which the Indenture Trustee has no control,  used for determining  one-month  Eurodollar lending rates that is calculated and published or otherwise made available by an independent party.

         The establishment of LIBOR by the Indenture  Trustee and the Indenture  Trustee's  subsequent  calculation of the Note Interest Rate  applicable  to the Class A, Class M and Class B Notes for the relevant  Accrual  Period, in the absence of manifest error, will be final and binding.

Section 3.28.     Liquidation  on Final  Maturity  Date. On the Final Maturity Date, if the Securities are not paid in full on or prior to the Final  Maturity  Date,  the Indenture  Trustee shall take full account of the assets and liabilities  of  the  Owner  Trust,  shall  liquidate  the  assets,  in a  commercially  reasonable  manner  and on commercially  reasonable  terms,  as  promptly  as is  consistent  with  obtaining  the fair value  thereof  and in accordance  with Section  5.15,  and shall apply and  distribute  the  proceeds  therefrom in the order of priority described in Section 3.05(b), (c), (d) and (e).

Section 3.29.     No Recourse.  Upon the  occurrence of an Event of Default under the Notes,  this Indenture or the other Basic Documents,  Noteholders shall have recourse only to the Collateral and all proceeds thereof,  as and to the extent  provided  herein,  and no  recourse  shall be had by such  Noteholders  against the Issuer or its other assets or properties.

Section 3.30.     Basis Risk Reserve Fund.

                  (a)      On the Closing  Date,  the Indenture  Trustee shall  establish and maintain in its name, in trust for the benefit of the Holders of the Notes,  the Basis Risk Reserve Fund titled  "JPMorgan Chase Bank, as
Indenture  Trustee,  for the  benefit of the  Securityholders  and the  Certificate  Paying  Agent  pursuant to the
Indenture,  dated as of July 24, 2002,  between CSFB ABS Trust  2002-HI23 and JPMorgan  Chase Bank." The Basis Risk
Reserve Fund shall be an Eligible  Account,  and funds on deposit  therein  shall be held  separate and apart from, and shall not be  commingled  with,  any other  moneys,  including  without  limitation,  other  moneys held by the
Indenture Trustee pursuant to this Agreement.

                  (b)      On the  Closing  Date,  $1,000.00  will be  deposited  by  Credit  Suisse  First  Boston
Corporation  into the Basis Risk Reserve  Fund. On each Payment Date,  the  Indenture  Trustee shall  transfer from the  Payment  Account to the Basis Risk  Reserve  Fund  pursuant to Section  3.05(e)(xi)  the  Required  Basis Risk
Reserve  Fund  Deposit.  Amounts on deposit in the Basis Risk  Reserve  Fund shall be  withdrawn  by the  Indenture
Trustee in  connection  with any Payment  Date to fund the amounts  required  to be  distributed  to holders of the
Notes  pursuant  to Section  3.05(e)(vi)  through  3.05(e)(x),  in that order of  priority,  to the extent that the
Monthly Excess  Cashflow on such date is  insufficient  to make such payments.  On any Payment Date, any amounts on deposit  in the  Basis  Risk  Reserve  Fund  in  excess  of  $25,000  shall  be  distributed  pursuant  to  Section
3.05(e)(xiii).  Funds in the Basis Risk  Reserve  Fund may be invested in Permitted  Investments  by the  Indenture
Trustee at the  direction of the holder of the Class CE  Certificates  maturing on or prior to the next  succeeding
Payment  Date.   Any  net  investment   earnings  on  such  amounts  shall  be  distributed   pursuant  to  Section
3.05(e)(xiii).  In the absence of such  written  direction,  all funds in the Basis Risk  Reserve Fund shall remain uninvested.  The  Indenture  Trustee  shall have no liability for losses on  investments  in Permitted  Investments made pursuant to this Section  3.30(b)  (other than as obligor on any such  investments).  Upon  termination of the
Indenture,  any  amounts  remaining  in the Basis  Risk  Reserve  Fund  shall be  distributed  pursuant  to Section
3.05(e)(x) and 3.05(e)(xi), in that order of priority.

Section 3.31.     Additional  Representations.  The Issuer hereby  represents and warrants to the Indenture Trustee that as of the Closing Date:

(a)      This Indenture  creates a valid and  continuing  security  interest (as defined in the applicable  UCC) in the Mortgage Notes in favor of the Indenture  Trustee,  which security interest is prior to all other Liens (except as expressly  permitted  otherwise  in this  Indenture),  and is  enforceable  as such as against  creditors of and purchasers from the Issuer.

(b)      The Mortgage Notes constitute "instruments" within the meaning of the applicable UCC.

(c)      The Issuer  owns and has good and  marketable  title to the  Mortgage  Notes free and clear of any Lien of any Person.

(d)      The original  executed  copy of each  Mortgage  Note (except for any Mortgage Note with respect to which a
Lost Note Affidavit has been delivered to the Custodian) has been delivered to the Custodian.

(e)      The Issuer has received a written  acknowledgment  from the Custodian  that the Custodian is acting solely as agent of the Indenture Trustee for the benefit of the Noteholders.

(f)      Other than the  security  interest  granted to the  Indenture  Trustee  pursuant  to this  Indenture,  the
Issuer has not pledged,  assigned,  sold, granted a security interest in, or otherwise conveyed any of the Mortgage
Notes.  The Issuer  has not  authorized  the filing of and is not aware of any  financing  statements  against  the
Issuer that include a description  of  collateral  covering the Mortgage  Notes other than any financing  statement relating to the security  interest  granted to the Indenture  Trustee  hereunder or any security  interest that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g)      None of the Mortgage  Notes has any marks or notations  indicating  that they have been pledged,  assigned or otherwise  conveyed to any Person other than the Indenture  Trustee,  except for (i) any  endorsements  that are part of a complete chain of  endorsements  from the originator of the Mortgage Note to the Indenture  Trustee,  and
(ii) any marks or notations pertaining to Liens that have been terminated or released.

                                                   ARTICLE IV

                                The Notes; Satisfaction and Discharge of Indenture

Section 4.01.     The Notes.  The Book-Entry  Notes shall be registered in the name of a nominee  designated by the
Depository.  Beneficial  Owners will hold  interests in the Book-Entry  Notes through the book-entry  facilities of the  Depository  in minimum  initial  Note  Balances of $25,000 and  integral  multiples  of $1 in excess  thereof.
Ownership in any Physical Note will be evidenced by a physical,  fully  registered  Note  transferable  through the facilities of the Note Registrar.

         The  Indenture  Trustee  may for all  purposes  (including  the making of payments  due on the  Book-Entry
Notes) deal with the  Depository as the  authorized  representative  of the  Beneficial  Owners with respect to the
Book-Entry  Notes for the purposes of exercising  the rights of Holders of Book-Entry  Notes  hereunder.  Except as provided in the next  succeeding  paragraph of this Section 4.01,  the rights of Beneficial  Owners with respect to the Book-Entry  Notes shall be limited to those  established by law and agreements  between such Beneficial  Owners and the Depository and Depository  Participants.  Except as provided in Section 4.08,  Beneficial  Owners shall not be entitled  to  definitive  certificates  for the  Book-Entry  Notes as to which they are the  Beneficial  Owners.
Requests and directions  from,  and votes of, the Depository as Holder of the Book-Entry  Notes shall not be deemed inconsistent if they are made with respect to different  Beneficial  Owners.  The Indenture Trustee may establish a reasonable  record date in connection  with  solicitations  of consents from or voting by Holders of the Book-Entry
Notes and give notice to the  Depository  of such record date.  Without the consent of the Issuer and the Indenture
Trustee,  no Book-Entry Note may be transferred by the Depository  except to a successor  Depository that agrees to hold such Book-Entry Note for the account of the Beneficial Owners.

         In the event the  Depository  Trust Company  resigns or is removed as  Depository,  the Indenture  Trustee with the  approval  of the  Issuer  may  appoint  a  successor  Depository.  If no  successor  Depository  has been appointed  within 30 days of the effective date of the Depository's  resignation or removal,  each Beneficial Owner shall be entitled to certificates  representing the Book-Entry Notes it beneficially  owns in the manner prescribed in Section 4.08.

         The Notes shall, on original  issue, be executed on behalf of the Issuer by the Owner Trustee,  not in its individual  capacity but solely as Owner Trustee,  authenticated  and delivered by the Indenture Trustee to or upon the order of the Issuer.

Section 4.02.     Registration  of and  Limitations on Transfer and Exchange of Notes;  Appointment of Certificate
Registrar.  The Issuer shall cause to be kept at the  Indenture  Trustee's  Corporate  Trust Office a Note Register
in which,  subject to such  reasonable  regulations as it may prescribe,  the Note Registrar  shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

         Each  purchaser of a Note, by its  acceptance of the Note,  shall be deemed to have  represented  that the acquisition  of such Note by the  purchaser  does not  constitute  or give rise to a prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code, for which no statutory,  regulatory or  administrative  exemption is available.

         No  transfer,  sale,  pledge or other  disposition  of a Class P Note shall be made unless such  transfer, sale,  pledge or other  disposition  is exempt from the  registration  requirements  of the  Securities Act and any applicable  state  securities  laws or is made in  accordance  with  said Act and  laws.  In the  event of any such transfer,  the Indenture  Trustee prior to such transfer  shall receive  either (i) from the transferee an executed investment  letter  in  substantially  the form  attached  hereto  as  Exhibit  C (or in such  form  and  substance reasonably  satisfactory to the Indenture  Trustee) which investment  letters shall not be an expense of the Trust, the Indenture  Trustee,  the Servicer or the Depositor and which investment letter states that, among other things, such  transferee (a) is a "qualified  institutional  buyer" as defined under Rule 144A,  acting for its own account or the accounts of other  "qualified  institutional  buyers" as defined under Rule 144A,  and (b) is aware that the proposed  transferor  intends to rely on the exemption from registration  requirements  under the Securities Act of
1933,  as amended,  provided by Rule 144A or (ii) (a) a written  Opinion of Counsel  acceptable  to and in form and substance  satisfactory  to the  Indenture  Trustee  that  such  transfer  may be made  pursuant  to an  exemption, describing the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made pursuant to said Act and laws,  which  Opinion of Counsel  shall not be an expense of the Trust,  the  Indenture  Trustee,  the
Servicer or the Depositor and (b) shall require the transferee to execute a  representation  letter,  substantially in the form of Exhibit D hereto, and the transferor to execute a representation  letter,  substantially in the form of  Exhibit  E  hereto,  each  acceptable  to and in form  and  substance  satisfactory  to the  Indenture  Trustee certifying  the facts  surrounding  such  transfer,  which  representation  letters  shall not be an expense of the
Trust, the Indenture Trustee, the Servicer or the Depositor.

         Subject to the restrictions  and limitations set forth below,  upon surrender for registration of transfer of any Class of Note at the  Corporate  Trust  Office,  the  Issuer  shall  execute  and the Note  Registrar  shall authenticate  and deliver,  in the name of the designated  transferee or transferees,  one or more new Notes of the same Class in authorized initial Note Balances evidencing the same aggregate Percentage Interests.

         Subject to the  foregoing,  at the option of the  Noteholders,  Notes may be exchanged  for other Notes of the same Class and of like tenor,  in authorized  initial Note Balances  evidencing the same  aggregate  Percentage
Interests  upon  surrender  of the Notes to be  exchanged  at the  Corporate  Trust  Office of the Note  Registrar.
Whenever any Notes are so  surrendered  for exchange,  the Indenture  Trustee shall execute and the Note  Registrar shall  authenticate  and deliver the Notes which the  Noteholder  making the exchange is entitled to receive.  Each
Note  presented  or  surrendered  for  registration  of  transfer  or  exchange  shall (if so  required by the Note
Registrar)  be duly  endorsed  by, or be  accompanied  by a  written  instrument  of  transfer  in form  reasonably satisfactory  to the Note  Registrar  duly  executed by, the Holder  thereof or his  attorney  duly  authorized  in writing with such  signature  guaranteed by a commercial  bank or trust company  located or having a  correspondent located in the city of New York.  Notes  delivered  upon any such  transfer  or  exchange  will  evidence  the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

         No service  charge shall be imposed for any  registration  of transfer or exchange of Notes,  but the Note
Registrar  shall require  payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         All Notes  surrendered  for  registration of transfer and exchange shall be canceled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

         The Issuer hereby appoints the Indenture  Trustee as Certificate  Registrar to keep at its Corporate Trust
Office a  Certificate  Register  pursuant to Section 3.05 of the Owner Trust  Agreement  in which,  subject to such reasonable  regulations  as it may prescribe,  the  Certificate  Registrar  shall provide for the  registration  of
Certificates  and of transfers and exchanges  thereof  pursuant to Section 3.09 of the Owner Trust  Agreement.  The
Indenture Trustee hereby accepts such appointment.

Section 4.03.     Mutilated,  Destroyed,  Lost or Stolen Notes.  If (i) any mutilated  Note is  surrendered  to the
Indenture  Trustee,  or the Indenture  Trustee receives  evidence to its  satisfaction of the destruction,  loss or theft of any Note,  and (ii) there is  delivered  to the  Indenture  Trustee  such  security or indemnity as may be required  by it to hold the  Issuer and the  Indenture  Trustee  harmless,  then,  in the  absence of notice to the
Issuer,  the Note  Registrar or the Indenture  Trustee that such Note has been  acquired by a bona fide  purchaser, and provided  that the  requirements  of Section 8-405 of the UCC are met, the Issuer shall  execute,  and upon its request the Indenture  Trustee shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated, destroyed,  lost or  stolen  Note,  a  replacement  Note of the same  class;  provided,  however,  that if any such destroyed,  lost or stolen Note, but not a mutilated Note,  shall have become or within seven days shall be due and payable,  instead of issuing a replacement  Note,  the Issuer may pay such  destroyed,  lost or stolen Note when so due or  payable  without  surrender  thereof.  If,  after the  delivery  of such  replacement  Note or payment of a destroyed,  lost or stolen Note pursuant to the proviso to the  preceding  sentence,  a bona fide  purchaser of the original  Note in lieu of which such  replacement  Note was issued  presents for payment such  original  Note,  the
Issuer and the  Indenture  Trustee  shall be entitled to recover such  replacement  Note (or such payment) from the
Person  to whom it was  delivered  or any  Person  taking  such  replacement  Note  from  such  Person to whom such replacement  Note was  delivered  or any  assignee  of such  Person,  except a bona  fide  purchaser,  and shall be entitled to recover upon the security or indemnity  provided  therefor to the extent of any loss,  damage,  cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any  replacement  Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum  sufficient to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  reasonable  expenses  (including  the fees and expenses of the Indenture  Trustee)
connected therewith.

         Every  replacement  Note issued pursuant to this Section 4.03 in replacement of any mutilated,  destroyed, lost or stolen Note shall constitute an original additional  contractual  obligation of the Issuer,  whether or not the mutilated,  destroyed,  lost or stolen Note shall be at any time  enforceable by anyone,  and shall be entitled to all the  benefits  of this  Indenture  equally  and  proportionately  with any and all other  Notes duly  issued hereunder.

         The  provisions  of this Section 4.03 are exclusive  and shall  preclude (to the extent  lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04.     Persons Deemed Owners.  Prior to due  presentment  for  registration of transfer of any Note, the
Issuer,  the Indenture  Trustee and any agent of the Issuer or the Indenture  Trustee may treat the Person in whose name any  Note is  registered  (as of the day of  determination)  as the  owner of such  Note  for the  purpose  of receiving  payments of  principal  of and  interest,  if any, on such Note and for all other  purposes  whatsoever, whether or not such Note be overdue,  and neither the Issuer,  the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Section 4.05.     Cancellation.   All  Notes  surrendered  for  payment,  registration  of  transfer,  exchange  or redemption  shall,  if  surrendered to any Person other than the Indenture  Trustee,  be delivered to the Indenture
Trustee  and shall be  promptly  canceled  by the  Indenture  Trustee.  The Issuer  may at any time  deliver to the
Indenture  Trustee for  cancellation any Notes previously  authenticated  and delivered  hereunder which the Issuer may have  acquired  in any  manner  whatsoever,  and all  Notes so  delivered  shall be  promptly  canceled  by the
Indenture  Trustee.  No Notes shall be  authenticated  in lieu of or in exchange for any Notes canceled as provided in this  Section  4.05,  except  as  expressly  permitted  by this  Indenture.  All  canceled  Notes may be held or disposed of by the Indenture  Trustee in accordance with its standard  retention or disposal policy as in effect at the time unless the Issuer  shall direct by an Issuer  Request  that they be destroyed or returned to it;  provided however,  that such Issuer  Request is timely and the Notes have not been  previously  disposed of by the Indenture
Trustee.

Section 4.06.     Book-Entry  Notes. The Notes, upon original  issuance,  will be issued in the form of typewritten
Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company,  the initial  Depository, by, or on behalf of, the Issuer.  The Notes  shall  initially  be  registered  on the Note  Register in the name of
Cede & Co.,  the  nominee of the  initial  Depository,  and no  Beneficial  Owner will  receive a  Definitive  Note representing  such Beneficial  Owner's interest in such Note,  except as provided in Section 4.08. Unless and until definitive,  fully  registered  Notes (the  "Definitive  Notes") have been issued to Beneficial  Owners pursuant to
Section 4.08:

(i)      the provisions of this Section 4.06 shall be in full force and effect;

(ii)     the Note  Registrar  and the  Indenture  Trustee  shall be  entitled to deal with the  Depository  for all purposes of this  Indenture  (including  the  payment of  principal  of and  interest on the Notes and the giving of  instructions  or  directions  hereunder)  as the sole  holder of the  Notes,  and shall have no obligation to the Noteholders;

(iii)    to the extent  that the  provisions  of this  Section  4.06  conflict  with any other  provisions  of this
         Indenture, the provisions of this Section 4.06 shall control;

(iv)     the rights of Beneficial  Owners shall be exercised  only through the  Depository  and shall be limited to those  established  by law and  agreements  between  such  Owners of Notes and the  Depository  and/or the
         Depository  Participants.  Unless and until  Definitive  Notes are issued  pursuant to Section  4.08,  the initial  Depository  will make  book-entry  transfers  among the Depository  Participants  and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

(v)      whenever this Indenture  requires or permits actions to be taken based upon  instructions or directions of
         Holders of Notes  evidencing a specified  percentage  of the Note  Balances of the Notes,  the  Depository
         shall be deemed to  represent  such  percentage  only to the extent that it has received  instructions  to such effect from Beneficial Owners and/or Depository  Participants  owning or representing,  respectively, such required  percentage of the beneficial  interest in the Notes and has delivered such  instructions to the Indenture Trustee.

Section 4.07.     Notices to Depository.  Whenever a notice or other  communication  to the Noteholders is required under this Indenture,  unless and until  Definitive  Notes shall have been issued to Beneficial  Owners pursuant to
Section 4.08, the Indenture  Trustee shall give all such notices and  communications  specified  herein to be given to Noteholders to the Depository, and shall have no obligation to the Beneficial Owners.

Section 4.08.     Definitive  Notes.  If (i) the Issuer  determines  that the  Depository  is no longer  willing or able to properly  discharge its  responsibilities  with respect to the Notes and the Indenture Trustee is unable to locate a qualified  successor,  (ii) the Issuer elects to terminate the book-entry system through the Depository or
(iii)  after the  occurrence  of an Event of  Default,  Holders  of the  Notes  representing  beneficial  interests aggregating  at least a  majority  of the Note  Balances  of the Notes  advise the  Depository  (with a copy to the
Indenture  Trustee) in writing that the continuation of a book-entry  system through the Depository is no longer in the best  interests of the  Beneficial  Owners,  then the  Depository  shall notify all  Beneficial  Owners and the
Indenture  Trustee of the occurrence of any such event and of the  availability  of Definitive  Notes to Beneficial
Owners  requesting the same. Upon surrender to the Indenture  Trustee of the  typewritten  Notes  representing  the
Book-Entry  Notes by the  Depository,  accompanied by registration  instructions,  the Issuer shall execute and the
Indenture  Trustee shall  authenticate  the Definitive Notes in accordance with the instructions of the Depository.
None of the Issuer,  the Note Registrar or the Indenture  Trustee shall be liable for any delay in delivery of such instructions  and may  conclusively  rely on, and shall be  protected  in relying on, such  instructions.  Upon the issuance of  Definitive  Notes,  the  Indenture  Trustee shall  recognize  the Holders of the  Definitive  Notes as
Noteholders.

Section 4.09.     Tax Treatment.  The Issuer has entered into this  Indenture,  and the Notes will be issued,  with the intention  that, for federal,  state and local income,  single  business and franchise tax purposes,  the Notes will be treated as  indebtedness  for purposes of such taxes.  The Issuer,  by entering  into this  Indenture,  and each  Noteholder,  by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable  Book-Entry  Note),  agree to treat the Notes for federal,  state and local income,  single business and franchise  tax purposes as  indebtedness  for purposes of such taxes.  However,  in the event the Issuer is treated as a partnership,  then the Administrator  pursuant to the  Administration  Agreement shall, for federal income tax information and reporting  purposes,  treat the Issuer as a partnership and will file such tax returns  relating to a partnership  (including  the  partnership  information  return on IRS Form 1065).  All of the parties  hereto and each  Noteholder  agrees to appoint the  Administrator  as agent to the "tax matters person" for federal income tax purposes, if necessary.

Section 4.10.     Satisfaction  and  Discharge of Indenture.  This  Indenture  shall cease to be of further  effect with respect to the Notes except as to (i) rights of  registration of transfer and exchange,  (ii)  substitution of mutilated,  destroyed,  lost or stolen Notes,  (iii) rights of Noteholders to receive payments of principal thereof and interest  thereon,  (iv) Sections 3.03,  3.04,  3.06,  3.09, 3.13, 3.15, 3.16 and the last paragraph of Section
4.02, (v) the rights,  obligations and immunities of the Indenture Trustee  hereunder  (including the rights of the
Indenture  Trustee under  Section 6.07 and the  obligations  of the Indenture  Trustee under Section 4.11) and (vi)
the rights of  Noteholders  as  beneficiaries  hereof with respect to the property so deposited  with the Indenture
Trustee  payable to all or any of them, and the Indenture  Trustee,  on demand of and at the expense of the Issuer, shall execute proper  instruments  acknowledging  satisfaction  and discharge of this Indenture with respect to the
Notes, when

(A)      either:

(1)      each  Class of Notes  theretofore  authenticated  and  delivered  (other  than (i)  Notes  that  have been destroyed,  lost or stolen and that have been  replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has  theretofore  been  deposited in trust or segregated  and held in trust by the
         Issuer and  thereafter  repaid to the Issuer or discharged  from such trust,  as provided in Section 3.03)
         have been delivered to the Indenture Trustee for cancellation; or

(2)      each Class of Notes not theretofore delivered to the Indenture Trustee for cancellation:

a.       have become due and payable,

b.       will become due and payable within one year, or

c.       have been declared immediately due and payable pursuant to Section 5.02.

         and the Issuer,  in the case of a. or b. above,  has  irrevocably  deposited  or caused to be  irrevocably deposited  with the  Indenture  Trustee cash or direct  obligations  of or  obligations  guaranteed by the
         United  States of America  (which will mature  prior to the date such amounts are  payable),  in trust for such purpose,  in an amount  sufficient to pay and  discharge the entire  indebtedness  on such Notes then outstanding  not theretofore  delivered to the Indenture  Trustee for  cancellation  when due on the Final
         Scheduled Payment Date;

(B)      the  Issuer  has paid or caused to be paid all other  sums  payable  hereunder  by the  Issuer  (including amounts payable to the Indenture Trustee); and

(C)      the Issuer has  delivered to the  Indenture  Trustee an Officer's  Certificate  and an Opinion of Counsel,
         each meeting the  applicable  requirements  of Section 10.01,  each stating that all conditions  precedent herein provided for relating to the  satisfaction  and discharge of this Indenture have been complied with and, if the Opinion of Counsel  relates to a deposit made in connection with Section  4.10(A)(2)b.  above, such opinion  shall  further be to the effect that such  deposit  will not have any  material  adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

Section 4.11.     Application  of Trust  Money.  All  monies  deposited  with the  Indenture  Trustee  pursuant  to
Section 4.10 hereof shall be held in trust and applied by it, in  accordance  with the  provisions of the Notes and this Indenture,  to the payment,  either  directly or through any Paying Agent or Certificate  Paying Agent, as the
Indenture Trustee may determine,  to the  Securityholders,  of all sums due and to become due thereon for principal and  interest;  but such monies need not be  segregated  from other funds except to the extent  required  herein or required by law.

Section 4.12.     Repayment of Monies Held by Paying Agent.  In connection with the  satisfaction  and discharge of this  Indenture  with  respect to the Notes,  all monies then held by any Person other than the  Indenture  Trustee under the  provisions of this  Indenture  with respect to such Notes shall,  upon demand of the Issuer,  be paid to the Indenture  Trustee to be held and applied  according to Section 3.05 and  thereupon  such Paying Agent shall be released from all further liability with respect to such monies.

Section 4.13.     Temporary  Notes.  Pending the  preparation of any Definitive  Notes,  the Issuer may execute and upon its written  direction,  the Indenture  Trustee may  authenticate  and make available for delivery,  temporary
Notes that are  printed,  lithographed,  typewritten,  photocopied  or  otherwise  produced,  in any  denomination, substantially  of the tenor of the  Definitive  Notes in lieu of which they are  issued  and with such  appropriate insertions,  omissions,  substitutions and other variations as the officers executing such Notes may determine,  as evidenced by their execution of such Notes.

         If  temporary  Notes  are  issued,  the  Issuer  will  cause  Definitive  Notes  to  be  prepared  without unreasonable  delay.  After the preparation of the Definitive  Notes, the temporary Notes shall be exchangeable for
Definitive  Notes upon surrender of the temporary Notes at the office or agency of the Indenture  Trustee,  without charge to the  Noteholder.  Upon surrender for  cancellation of any one or more temporary  Notes,  the Issuer shall execute and the Indenture  Trustee shall  authenticate  and make  available  for  delivery,  in exchange  therefor,
Definitive  Notes  of  authorized  denominations  and of like  tenor  and  aggregate  principal  amount.  Until  so exchanged,  such  temporary  Notes shall in all respects be entitled to the same benefits  under this  Indenture as
Definitive Notes.

                                                    ARTICLE V

                                               Default and Remedies

Section 5.01.     Events of Default.  The Issuer shall  deliver to the  Indenture  Trustee,  within five days after learning of the  occurrence  any event which with the giving of notice and the lapse of time would  become an Event of Default under clause (iii) of the  definition of "Event of Default"  written  notice in the form of an Officer's
Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

Section 5.02.     Acceleration  of Maturity;  Rescission and Annulment.  If an Event of Default should occur and be continuing,  then and in every such case the  Indenture  Trustee  may, and upon the request of the Holders of Notes representing not less than a majority of the Note Balances of all Notes, the Indenture  Trustee shall,  declare the
Notes to be  immediately  due and payable,  by a notice in writing to the Issuer (and to the  Indenture  Trustee if given by Noteholders),  and upon any such declaration the unpaid principal amount of each class of Notes,  together with  accrued and unpaid  interest  thereon  through the date of  acceleration,  shall become  immediately  due and payable.

         At any time after such  declaration  of  acceleration  of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the  Indenture  Trustee as  hereinafter  in this Article V provided,  the Holders of Notes  representing a majority of the Note Balances of all Notes,  by written  notice to the Issuer and the  Indenture  Trustee may in writing  waive the related Event of
Default and rescind and annul such declaration and its consequences if

(i)      the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (A) all payments of  principal  of and interest on the Notes and all other  amounts that would  then be due  hereunder  or upon the  Notes if the  Event of  Default  giving  rise to such acceleration had not occurred; and

                           (B) all sums paid by the Indenture  Trustee  hereunder and the reasonable  compensation, expenses and disbursements of the Indenture Trustee and its agents and counsel; and

(ii)     all  Events of  Default,  other  than the  nonpayment  of the  principal  of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.03.     Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a)      The Issuer  covenants  that if a default  occurs in the  payment of (i) any  interest on any Note when the same becomes due and payable,  and such default  continues  for a period of five days,  or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable,  the Issuer shall,  upon demand of the Indenture Trustee,  pay to it, for the benefit of the Noteholders,  the whole amount then due and payable on the Notes for principal  and interest,  with  interest  upon the overdue  principal,  and in addition  thereto such further  amount as shall be sufficient  to cover the costs and expenses of  collection,  including  the  reasonable compensation, expenses and disbursements of the Indenture Trustee and its agents and counsel.

(b)      In case the Issuer shall fail forthwith to pay such amounts upon such demand,  the Indenture  Trustee,  in its own name and as trustee of an express  trust,  subject to the  provisions of Section 10.17 hereof may institute a Proceeding  for the collection of the sums so due and unpaid,  and may prosecute  such  Proceeding to judgment or final  decree,  and may enforce  the same  against  the Issuer or other  obligor  upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes,  wherever  situated,  the monies adjudged or decreed to be payable.

(c)      If an Event of Default  occurs and is  continuing,  the  Indenture  Trustee  subject to the  provisions of
Section 10.17 hereof may, as more  particularly  provided in Section 5.04,  in its  discretion,  proceed to protect and  enforce  its  rights and the rights of the  Noteholders,  by such  appropriate  Proceedings  as the  Indenture
Trustee shall deem most effective to protect and enforce any such rights,  whether for the specific  enforcement of any covenant or agreement in this  Indenture or in aid of the exercise of any power granted  herein,  or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d)      In case there shall be pending,  relative to the Issuer or any other  obligor upon the Notes or any Person having or claiming an  ownership  interest in the Trust  Estate,  Proceedings  under Title 11 of the United  States
Code or any other applicable  federal or state bankruptcy,  insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization,  liquidator,  sequestrator or similar official shall have been appointed  for or taken  possession  of the Issuer or its property or such other  obligor or Person,  or in case of any other  comparable  judicial  Proceedings  relative  to the Issuer or other  obligor  upon the Notes,  or to the creditors or property of the Issuer or such other  obligor,  the  Indenture  Trustee,  irrespective  of whether the principal  of any Notes shall then be due and payable as therein  expressed  or by  declaration  or  otherwise  and irrespective  of whether  the  Indenture  Trustee  shall have made any demand  pursuant to the  provisions  of this
Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)      to file and prove a claim or claims for the whole  amount of principal  and  interest  owing and unpaid in respect of the Notes and to file such other  papers or  documents  as may be  necessary  or  advisable  in order to have the claims of the Indenture  Trustee  (including  any claim for reasonable  compensation  to the Indenture Trustee and each predecessor  Indenture Trustee, and their respective agents,  attorneys and counsel,  and for  reimbursement of all expenses and liabilities  incurred,  by the Indenture  Trustee and each predecessor  Indenture  Trustee,  except as a result of negligence,  willful misconduct or bad faith)
         and of the Noteholders allowed in such Proceedings;

(ii)     unless  prohibited  by  applicable  law and  regulations,  to vote on  behalf  of the  Noteholders  in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii)    to collect and  receive  any monies or other  property  payable or  deliverable  on any such claims and to distribute  all  amounts  received  with  respect to the claims of the  Noteholders  and of the  Indenture
         Trustee on their behalf; and

(iv)     to file such proofs of claim and other  papers or  documents  as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial  proceedings  relative to the Issuer, its creditors and its property;

and any  trustee,  receiver,  liquidator,  custodian or other  similar  official in any such  Proceeding  is hereby authorized  by each of such  Noteholders  to make  payments to the  Indenture  Trustee,  and, in the event that the
Indenture  Trustee shall consent to the making of payments  directly to such  Noteholders,  to pay to the Indenture
Trustee such amounts as shall be  sufficient  to cover  reasonable  compensation  to the  Indenture  Trustee,  each predecessor  Indenture  Trustee and their  respective  agents,  attorneys and counsel,  and all other  expenses and liabilities  incurred,  by the  Indenture  Trustee and each  predecessor  Indenture  Trustee  except as a result of negligence, willful misconduct or bad faith.

(e)      Nothing  herein  contained  shall be deemed to authorize the Indenture  Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization,  arrangement,  adjustment or composition  affecting the Notes or the rights of any Holder thereof or to authorize the Indenture  Trustee to vote in respect of the claim of any Noteholder in any such  proceeding  except,  as aforesaid,  to vote for the election of a trustee in bankruptcy or similar Person.

(f)      All rights of action and of  asserting  claims  under this  Indenture,  or under any of the Notes,  may be enforced by the  Indenture  Trustee  without the  possession of any of the Notes or the  production  thereof in any trial or other  Proceedings  relative  thereto,  and any such action or  proceedings  instituted  by the  Indenture
Trustee shall be brought in its own name as trustee of an express trust,  and any recovery of judgment,  subject to the payment of the expenses,  disbursements and compensation of the Indenture Trustee,  each predecessor  Indenture
Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

(g)      In  any  Proceedings   brought  by  the  Indenture  Trustee  (and  also  any  Proceedings   involving  the
interpretation of any provision of this Indenture to which the Indenture  Trustee shall be a party),  the Indenture
Trustee  shall be held to represent  all the  Noteholders,  and it shall not be necessary to make any  Noteholder a party to any such Proceedings.

Section 5.04.     Remedies; Priorities.

(a)      If an Event of Default  shall have  occurred  and be  continuing,  the  Indenture  Trustee  subject to the provisions of Section 10.17 hereof may do one or more of the following (subject to Section 5.05):

(i)      institute  Proceedings  in its own name and as  trustee  of an  express  trust for the  collection  of all amounts then payable on the Notes or under this  Indenture  with respect  thereto,  whether by declaration or otherwise,  enforce any judgment obtained,  and collect from the Issuer and any other obligor upon such
         Notes monies adjudged due;

(ii)     institute  Proceedings  from time to time for the complete or partial  foreclosure  of this Indenture with respect to the Trust Estate;

(iii)    exercise any remedies of a secured  party under the UCC and take any other  appropriate  action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders;

(iv)     refrain  from  selling the Trust  Estate  (unless  otherwise  directed by a majority of  Noteholders)  and continue to apply all amounts  received  thereon to payments on the Notes in accordance with Section 3.05;
         and

(v)      sell the Trust  Estate or any  portion  thereof or rights or  interest  therein,  at one or more public or private sales called and conducted in any manner permitted by law.

provided,  however,  that the  Indenture  Trustee must sell or otherwise  liquidate  the Trust Estate  following an
Event of Default,  if (i) the  Holders of the Notes  representing  not less than a majority of the Note  Balance of all of the Notes  direct  the  Indenture  Trustee  to sell or  otherwise  liquidate  the  Trust  Estate or (ii) the
Indenture  Trustee  determines that the Loans will not continue to provide  sufficient funds for (A) the payment of expenses  under this  Indenture  and (B) the payment of  principal  of and interest on the Notes as they would have become due if the Notes had not been declared due and payable.  In determining  such  sufficiency or  insufficiency with respect to clause (A) and (B),  the  Indenture  Trustee may, but need not,  obtain and rely upon an opinion of an  Independent  investment  banking or  accounting  firm of  national  reputation  as to the  feasibility  of such proposed  action and as to the  sufficiency  of the Trust Estate for such purpose.  Notwithstanding  the foregoing, so long as a  Servicing  Default  has not  occurred,  any Sale of the Trust  Estate  shall be made  subject  to the continued servicing of the Loans by the Servicer as provided in the Servicing Agreement.

         (b)      If the  Indenture  Trustee  collects  any money or property  pursuant to this Article V, it shall pay out the money or property in the following order:

                  FIRST:  to the  Indenture  Trustee for amounts due and unpaid under Section 6.07 and to the Owner
                  Trustee for amounts due and unpaid under Article VII of the Owner Trust Agreement;

                  SECOND:  to the Class A  Noteholders,  the amount of any Current  Interest  and any  Carryforward
                  Interest,  any  applicable  Basis  Risk  Shortfall,  and  further  as  principal  until the Class
                  Principal Balance of such Class has been reduced to zero;

                  THIRD:  to the Class M-1  Noteholders,  the amount of any Current  Interest and any  Carryforward
                  Interest,  any applicable  Deferred  Amounts,  any applicable Basis Risk Shortfall and further as principal until the Class Principal Balance of such Class has been reduced to zero;

                  FOURTH:  to the Class M-2  Noteholders,  the amount of any Current  Interest and any Carryforward
                  Interest,  any applicable Deferred Amounts,  any applicable Basis Risk Carryforward  Amounts, and further as principal until the Class Principal Balance of such Class has been reduced to zero;

                  FIFTH:  to the Class B-1  Noteholders,  the amount of any Current  Interest and any  Carryforward
                  Interest,  any applicable Deferred Amounts,  any applicable Basis Risk Shortfall,  and further as principal until the Class Principal Balance of such Class has been reduced to zero;

                  SIXTH:  to the Class B-2  Noteholders,  the amount of any Current  Interest and any  Carryforward
                  Interest,  any applicable Deferred Amounts,  any applicable Basis Risk Shortfall,  and further as principal until the Class Principal Balance of such Class has been reduced to zero;

                  SEVENTH:  to the payment of the remainder,  if any to the  Certificate  Paying Agent on behalf of the Issuer or to any other person legally entitled thereto.

         The Indenture  Trustee may fix a record date and payment date for any payment to  Noteholders  pursuant to this Section 5.04. At least 15 days before such record date,  the Indenture  Trustee shall mail to each  Noteholder a notice that states the record date, the payment date and the amount to be paid.

Section 5.05.     Optional  Preservation  of the Trust  Estate.  If the  Notes  have  been  declared  to be due and payable under Section 5.02 following an Event of Default and such  declaration and its  consequences  have not been rescinded and annulled,  the Indenture  Trustee shall,  unless otherwise  directed to by a majority of Noteholders, elect to take and  maintain  possession  of the Trust  Estate.  It is the  desire  of the  parties  hereto  and the
Noteholders  that there be at all times  sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer.

Section 5.06.     Limitation of Suits.  No Noteholder  shall have any right to institute any  Proceeding,  judicial or otherwise,  with respect to this Indenture,  or for the  appointment of a receiver or trustee,  or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

(i)      such  Noteholder has previously  given written  notice to the Indenture  Trustee of a continuing  Event of
         Default;

(ii)     the  Holders  of not less than 25% of the Note  Balances  of the Notes  have made  written  request to the
         Indenture  Trustee to  institute  such  Proceeding  in respect of such Event of Default in its own name as
         Indenture Trustee hereunder;

(iii)    such Noteholder or Noteholders  have offered to the Indenture  Trustee  reasonable  indemnity  against the costs, expenses and liabilities to be incurred in complying with such request;

(iv)     the  Indenture  Trustee for 60 days after its receipt of such notice,  request and offer of indemnity  has failed to institute such Proceedings; and

(v)      no direction  inconsistent  with such written request has been given to the Indenture  Trustee during such
         60-day period by the Holders of a majority of the Note Balances of the Notes.

It is  understood  and  intended  that no one or more  Noteholders  shall have any right in any manner  whatever by virtue of, or by availing of, any  provision of this  Indenture to affect,  disturb or prejudice  the rights of any other  Noteholder or to obtain or to seek to obtain priority or preference over any other  Noteholder or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive  conflicting or inconsistent  requests and indemnity from two or more groups of Holders of Notes,  each  representing less than a majority of the Note Balances of the Notes, the Indenture  Trustee in its sole  discretion may determine what action,  if any, shall be taken,  notwithstanding any other provisions of this Indenture.

Section 5.07.     Unconditional  Rights of  Noteholders  to Receive  Principal  and Interest.  Notwithstanding  any
other provisions in this Indenture each Noteholders shall have the right, which is absolute and  unconditional,  to receive  payment of the  principal  of, and  interest,  on such Note on or after the  respective  due dates thereof expressed in such Note or in this  Indenture and to institute  suit for the  enforcement  of any such payment,  and such right shall not be impaired without the consent of such Holder.

Section 5.08.     Restoration  of Rights and Remedies.  If the Indenture  Trustee or any  Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such  Proceeding  has been  discontinued  or abandoned for any reason or has been  determined  adversely to the Indenture  Trustee or to such  Noteholder,  then and in every such case the Issuer,  the Indenture Trustee and the Noteholders  shall,  subject to any determination in such Proceeding,  be restored  severally and respectively to their former  positions  hereunder,  and thereafter all rights and remedies of the Indenture  Trustee and the  Noteholders  shall continue as though no such Proceeding had been instituted.

Section 5.09.     Rights and  Remedies  Cumulative.  No right or remedy  herein  conferred  upon or reserved to the
Indenture  Trustee or to the Noteholders is intended to be exclusive of any other right or remedy,  and every right and remedy shall,  to the extent  permitted by law, be  cumulative  and in addition to every other right and remedy given  hereunder or now or hereafter  existing at law or in equity or  otherwise.  The  assertion or  employment of any right or remedy  hereunder,  or  otherwise,  shall not prevent the  concurrent  assertion or  employment of any other appropriate right or remedy.

Section 5.10.     Delay  or  Omission  Not a  Waiver.  No  delay  or  omission  of  the  Indenture  Trustee  or any
Noteholder  to  exercise  any right or remedy  accruing  upon any Event of Default  shall  impair any such right or remedy or  constitute  a waiver of any such Event of Default or an  acquiescence  therein.  Every  right and remedy given by this Article V or by law to the  Indenture  Trustee or to the  Noteholders  may be exercised  from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 5.11.     Control by  Noteholders.  The Holders of a majority of the Note  Balances of Notes shall have the right to direct the time,  method and place of conducting any Proceeding for any remedy  available to the Indenture
Trustee with respect to the Notes or exercising  any trust or power  conferred on the Indenture  Trustee;  provided that:

(i)      such direction shall not be in conflict with any rule of law or with this Indenture;

(ii)     subject  to the  express  terms of  Section  5.04,  any  direction  to the  Indenture  Trustee  to sell or liquidate  the Trust  Estate  shall be by Holders of Notes  representing  not less than a majority  of the
         Note Balances of Notes;

(iii)    if the conditions  set forth in Section 5.05 have been satisfied and the Indenture  Trustee is required to retain the Trust Estate pursuant to such Section,  then any direction to the Indenture  Trustee by Holders of Notes  representing  less than a majority of the Note  Balances of Notes to sell or liquidate the Trust
         Estate shall be of no force and effect; and

(iv)     the  Indenture  Trustee may take any other  action  deemed  proper by the  Indenture  Trustee  that is not inconsistent with such direction.

Notwithstanding  the rights of  Noteholders  set forth in this  Section,  subject to Section  6.01,  the  Indenture
Trustee need not take any action that it  determines  might involve it in liability or might  materially  adversely affect the rights of any Noteholders not consenting to such action.

Section 5.12.     Waiver of Past  Defaults.  Prior to the  declaration of the  acceleration  of the maturity of the
Notes as provided  in Section  5.02,  the Holders of Notes of not less than a majority of the Note  Balances of the
Notes may waive any past Event of Default  and its  consequences  except an Event of  Default  (a) with  respect to payment of principal  of or interest on any of the Notes or (b) in respect of a covenant or provision  hereof which cannot be  modified  or  amended  without  the  consent of each  Noteholder.  In the case of any such  waiver,  the
Issuer,  the  Indenture  Trustee  and the  Noteholders  shall be  restored  to their  former  positions  and rights hereunder,  respectively;  but no such waiver  shall extend to any  subsequent  or other Event of Default or impair any right consequent thereto.

         Upon any such waiver,  any Event of Default  arising  therefrom shall be deemed to have been cured and not to have occurred,  for every purpose of this Indenture;  but no such waiver shall extend to any subsequent or other
Event of Default or impair any right consequent thereto.

Section 5.13.     Undertaking  for  Costs.  All  parties  to this  Indenture  agree,  and each  Noteholder  by such
Noteholder's  acceptance thereof shall be deemed to have agreed,  that any court may in its discretion  require, in any suit for the  enforcement  of any right or remedy under this  Indenture,  or in any suit against the  Indenture
Trustee for any action taken,  suffered or omitted by it as Indenture Trustee,  the filing by any party litigant in such  suit of an  undertaking  to pay the costs of such  suit,  and that such  court may in its  discretion  assess reasonable  costs,  including  reasonable  attorneys'  fees,  against any party  litigant in such suit,  having due regard to the merits and good faith of the claims or defenses made by such party  litigant;  but the  provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture  Trustee,  (b) any suit instituted by any Noteholder,  or group of Noteholders,  in each case holding in the aggregate more than 10% of the Note Balances of the Notes or (c) any suit  instituted by any  Noteholder  for the  enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

Section 5.14.     Waiver of Stay or Extension  Laws.  The Issuer  covenants  (to the extent that it may lawfully do
so) that it will not at any time insist upon,  or plead or in any manner  whatsoever,  claim or take the benefit or advantage of, any stay or extension law wherever  enacted,  now or at any time hereafter in force,  that may affect the  covenants  or the  performance  of this  Indenture;  and the Issuer (to the extent that it may lawfully do so)
hereby  expressly  waives all benefit or advantage of any such law, and covenants  that it shall not hinder,  delay or impede the  execution  of any power  herein  granted to the  Indenture  Trustee,  but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15.     Sale of Trust Estate.

(a)      The power to effect any sale or other  disposition (a "Sale") of any portion of the Trust Estate  pursuant to Section  5.04 is  expressly  subject to the  provisions  of Section  5.05 and this  Section  5.15.  The power to effect  any such  Sale  shall not be  exhausted  by any one or more  Sales as to any  portion  of the Trust  Estate remaining unsold,  but shall continue  unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this  Indenture  shall have been paid.  The Indenture  Trustee may from time to time postpone any public Sale by public  announcement  made at the time and place of such Sale.  The  Indenture  Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

         (b)      The  Indenture  Trustee  shall not in any  private  Sale sell the Trust  Estate,  or any  portion thereof, unless:

                  (1)      all Noteholders consent to or direct the Indenture Trustee to make, such Sale, or

                  (2)      the  proceeds  of such Sale  would be not less than the  entire  amount  which  would be payable  to the  Noteholders  under the Notes and the  Certificateholder  under the  Certificate,  in full  payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale.

The  purchase by the  Indenture  Trustee of all or any portion of the Trust  Estate at a private  Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

(c)      Unless the  Securityholders  have  otherwise  consented or directed the Indenture  Trustee,  the Indenture
Trustee  will not sell at any public  Sale all or any  portion of the Trust  Estate at which a minimum bid equal to or  greater  than the amount  described  in  paragraph  (2) of  subsection  (b) of this  Section  5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount.

(d)      In connection with a Sale of all or any portion of the Trust Estate:

                  (1)      any  Noteholder  may bid for and  purchase  the  property  offered  for  sale,  and upon compliance  with the terms of sale may hold,  retain and  possess  and dispose of such  property,  without  further accountability,  and may, in paying the purchase money therefor,  deliver any Notes or claims for interest  thereon in lieu of cash up to the amount  which  shall,  upon  distribution  of the net  proceeds of such sale,  be payable thereon,  and such Notes, in case the amounts so payable  thereon shall be less than the amount due thereon,  shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (2)      the  Indenture  Trustee  may  bid for and  acquire  the  property  offered  for  Sale in connection with any Sale thereof,  and, subject to any requirements of, and to the extent permitted by,  applicable law in connection  therewith,  may purchase all or any portion of the Trust Estate in a private sale,  and, in lieu of paying cash therefor,  may make  settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be  distributable to the  Securityholders  as a result of such Sale in accordance with  Section  5.04(b) on the Payment Date next  succeeding  the date of such Sale and (B) the expenses of the Sale and of any  Proceedings in connection  therewith  which are  reimbursable  to it, without being required to produce the Notes in order to  complete  any such  Sale or in order  for the net Sale  price to be  credited  against  such
Notes,  and any  property so acquired by the  Indenture  Trustee  shall be held and dealt with by it in  accordance with the provisions of this Indenture;

                  (3)      the  Indenture   Trustee  shall  execute  and  deliver  an  appropriate   instrument  of
conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                  (4)      the Indenture  Trustee is hereby  irrevocably  appointed the agent and  attorney-in-fact of the Issuer to transfer  and convey its  interest in any portion of the Trust  Estate in  connection  with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (5)      no purchaser or  transferee  at such a Sale shall be bound to  ascertain  the  Indenture
Trustee's  authority,  inquire into the  satisfaction of any conditions  precedent or see to the application of any monies.

Section 5.16.     Action on Notes.  The  Indenture  Trustee's  right to seek and  recover  judgment on the Notes or under this  Indenture  shall not be affected by the seeking,  obtaining or application of any other relief under or with respect to this  Indenture.  Neither the lien of this  Indenture  nor any rights or remedies of the  Indenture
Trustee or the Noteholders  shall be impaired by the recovery of any judgment by the Indenture  Trustee against the
Issuer or by the levy of any  execution  under such  judgment  upon any portion of the Trust  Estate or upon any of the  assets  of the  Issuer.  Any  money or  property  collected  by the  Indenture  Trustee  shall be  applied  in accordance with Section 5.04(b).

                                                    ARTICLE VI

                                               The Indenture Trustee

Section 6.01.     Duties of Indenture Trustee.

(a)      If an Event of Default has occurred and is  continuing,  the Indenture  Trustee shall  exercise the rights and  powers  vested  in it by this  Indenture  and use the same  degree of care and  skill in their  exercise  as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)      Except during the continuance of an Event of Default:

(i)      the  Indenture  Trustee  undertakes  to perform such duties and only such duties as are  specifically  set forth in this  Indenture  and no  implied  covenants  or  obligations  shall be read into  this  Indenture against the Indenture Trustee; and

(ii)     in the absence of bad faith on its part, the Indenture  Trustee may conclusively  rely, as to the truth of the statements and the  correctness  of the opinions  expressed  therein,  upon  certificates  or opinions furnished to the Indenture  Trustee and conforming to the  requirements  of this Indenture;  however,  the
         Indenture  Trustee shall examine the  certificates  and opinions to determine  whether or not they conform to the requirements of this Indenture.

         (c)      The Indenture  Trustee may not be relieved from liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct, except that:

(i)      this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

(ii)     the  Indenture  Trustee  shall not be liable for any error of judgment made in good faith by a Responsible
         Officer  unless it is proved that the  Indenture  Trustee was  negligent  in  ascertaining  the  pertinent facts; and

(iii)    the  Indenture  Trustee  shall not be liable with  respect to any action it takes or omits to take in good faith in  accordance  with a direction  received  by it  pursuant to Section  5.11 which it is entitled to receive under any of the Basic Documents.

         (d)      The  Indenture  Trustee  shall not be liable for  interest on any money  received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (e)      Money held in trust by the Indenture  Trustee need not be  segregated  from other funds except to the extent required by law or the terms of this Indenture or the Owner Trust Agreement.

         (f)      No provision of this  Indenture  shall  require the  Indenture  Trustee to expend or risk its own funds or otherwise incur financial  liability in the performance of any of its duties  hereunder or in the exercise of any of its rights or powers,  if it shall have  reasonable  grounds to believe  that  repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (g)      Every  provision  of this  Indenture  relating to the conduct or  affecting  the  liability of or affording  protection  to the  Indenture  Trustee  shall be subject to the  provisions  of this  Section and to the provisions of the TIA.

         (h)      With  respect to each Payment  Date,  on the Business  Day  following  the related  Determination
Date, the Indenture Trustee shall forward or cause to be forwarded by mail, or other mutually  agreed-upon  method, to the  Servicer,  a  statement  setting  forth,  to the extent  applicable,  during the  Pre-Funding  Period,  the
Pre-Funded Amount as of such Payment Date and any transfers of funds in connection therewith.

         (i)      The Indenture  Trustee  hereby accepts  appointment  as Certificate  Paying Agent under the Owner
Trust  Agreement  and agrees to be bound by the  provisions  of the Trust  Agreement  relating  to the  Certificate
Paying Agent.

Section 6.02.     Rights of Indenture Trustee.

(a)      The  Indenture  Trustee may rely on any  document  believed by it to be genuine and to have been signed or presented by the proper  person.  The  Indenture  Trustee  need not  investigate  any fact or matter  stated in the document.

         (b)      Before  the  Indenture  Trustee  acts or  refrains  from  acting,  it may  require  an  Officer's
Certificate  or an Opinion of Counsel.  The Indenture  Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

         (c)      The  Indenture  Trustee may execute any of the trusts or powers  hereunder  or perform any duties hereunder  either  directly or by or through  agents or  attorneys  or a custodian  or nominee,  and the  Indenture
Trustee shall not be responsible  for any misconduct or negligence on the part of, or for the  supervision  of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d)      The  Indenture  Trustee  shall  not be  liable  for any  action it takes or omits to take in good faith which it believes to be  authorized  or within its rights or powers;  provided,  however,  that the Indenture
Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e)      The  Indenture  Trustee  may  consult  with  counsel,  and the advice or opinion of counsel  with respect to legal  matters  relating to this  Indenture and the Notes shall be full and complete  authorization  and protection  from  liability in respect to any action  taken,  omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

Section 6.03.     Individual  Rights of Indenture  Trustee.  The Indenture  Trustee in its  individual or any other capacity may become the owner or pledgee of Notes and may  otherwise  deal with the Issuer or its  Affiliates  with the same rights it would have if it were not  Indenture  Trustee.  Any Note  Registrar,  co-registrar  or co-paying agent may do the same with like rights.  However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

Section 6.04.     Indenture  Trustee's  Disclaimer.  The  Indenture  Trustee shall not be (i)  responsible  for and makes no representation  as to the validity or adequacy of this Indenture,  the Owner Trust Agreement or the Notes,
(ii)  accountable  for the Issuer's use of the proceeds  from the Notes or (iii)  responsible  for any statement of the  Issuer  or any  other  Person in the  Indenture,  the  Owner  Trust  Agreement  or in any  document  issued in connection  with  the  sale of the  Notes  or in the  Notes  other  than the  Indenture  Trustee's  certificate  of authentication.

Section 6.05.     Notice of Event of Default.  The  Indenture  Trustee shall mail to each  Noteholder  notice of an
Event of Default of which a Responsible  Officer of the Indenture  Trustee has actual knowledge within the later of
90 days after it occurs and 90 days after such Responsible  Officer's  knowledge thereof.  Except in the case of an
Event of Default in payment of  principal  of or interest on any Note,  the  Indenture  Trustee  may  withhold  the notice if and so long as a committee of its  Responsible  Officers in good faith  determines  that  withholding the notice is in the interests of Noteholders.

Section 6.06.     Reports  by  Indenture  Trustee  to  Holders.   The  Indenture  Trustee  shall  deliver  to  each
Noteholder  such  information  with  respect to the Notes as may be  required  to enable such holder to prepare its federal and state income tax returns  including  without  limitation Form 1099, to the extent such form is required by law. In addition,  upon the Issuer's written request,  the Indenture Trustee shall promptly furnish  information reasonably  requested  by the Issuer  with  respect  to the Notes that is  reasonably  available  to the  Indenture
Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

Section 6.07.     Compensation  and  Indemnity.   The  Indenture  Trustee,   as  compensation  for  its  activities
hereunder,  shall be  entitled  to  withdraw  from  the  Payment  Account  on each  Payment  Date  prior to  making distributions  pursuant to Section 3.05 the Trustee Fee for such  Payment  Date.  The  Indenture  Trustee  shall be indemnified by the Seller in accordance with Section 4(b) of the  Administration  Agreement,  and all amounts owing to the  Indenture  Trustee  hereunder  in excess of such amount  shall be paid  solely as provided in Section  3.05 hereof (subject to the priorities set forth therein).  The Indenture  Trustee's  compensation  shall not be limited by any law on  compensation  of a trustee of an express  trust.  The Issuer shall  reimburse the Indenture  Trustee for all  Trustee  Additional  Expenses,  in  addition  to the  compensation  for its  services.  The  Issuer  shall indemnify  the  Indenture  Trustee  against any and all loss,  liability  or expense  (including  attorneys'  fees)
incurred by it in connection with the  administration  of this trust and the  performance of its duties  hereunder.
The Indenture  Trustee shall notify the Issuer  promptly of any claim for which it may seek  indemnity.  Failure by the  Indenture  Trustee to so notify the Issuer  shall not relieve  the Issuer of its  obligations  hereunder.  The
Issuer shall defend any such claim,  and the Indenture  Trustee may have separate  counsel and the Issuer shall pay the  reasonable  fees and  expenses  of such  counsel.  The Issuer is not  obligated  to  reimburse  any expense or indemnify  against  any loss,  liability  or expense  incurred  by the  Indenture  Trustee  through  the  Indenture
Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's  payment  obligations  to the Indenture  Trustee  pursuant to this Section 6.07 shall survive the discharge of this  Indenture.  When the Indenture  Trustee incurs  expenses after the occurrence of an Event of
Default with  respect to the Issuer,  the expenses are  intended to  constitute  expenses of  administration  under
Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 6.08.     Replacement  of Indenture  Trustee.  No  resignation  or removal of the Indenture  Trustee and no appointment  of a successor  Indenture  Trustee shall become  effective  until the acceptance of appointment by the successor  Indenture  Trustee pursuant to this Section 6.08. No termination of the Indenture  Trustee without cause will be effective  unless the costs and expenses of such  Indenture  Trustee have been  reimbursed to the Indenture
Trustee  in  connection  with such  removal.  The  Indenture  Trustee  may resign at any time by so  notifying  the
Issuer.  The Holders of a majority of Note Balances of the Notes may remove the  Indenture  Trustee by so notifying the  Indenture  Trustee  and may appoint a successor  Indenture  Trustee.  The Issuer  shall  remove the  Indenture
Trustee if

(i)      the Indenture Trustee fails to comply with Section 6.11;

(ii)     the Indenture Trustee is adjudged a bankrupt or insolvent;

(iii)    a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(iv)     the Indenture Trustee otherwise becomes incapable of acting.

         If the  Indenture  Trustee  resigns or is removed  or if a vacancy  exists in the office of the  Indenture
Trustee for any reason (the  Indenture  Trustee in such event being  referred to herein as the  retiring  Indenture
Trustee),  the Issuer shall promptly appoint a successor  Indenture  Trustee.  In addition,  the Indenture  Trustee will resign to avoid being directly or indirectly controlled by the Issuer.

         A successor  Indenture  Trustee shall  deliver a written  acceptance  of its  appointment  to the retiring
Indenture  Trustee and to the Issuer.  Thereupon,  the  resignation  or removal of the retiring  Indenture  Trustee shall become effective,  and the successor  Indenture  Trustee shall have all the rights,  powers and duties of the
Indenture  Trustee under this Indenture.  The successor  Indenture Trustee shall mail a notice of its succession to
Noteholders.  The retiring  Indenture  Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a  successor  Indenture  Trustee  does not take  office  within 60 days  after the  retiring  Indenture
Trustee  resigns or is removed,  the retiring  Indenture  Trustee,  the Issuer or the Holders of a majority of Note
Balances  of the  Notes may  petition  any court of  competent  jurisdiction  for the  appointment  of a  successor
Indenture Trustee.

         If the  Indenture  Trustee  fails to comply with Section 6.11,  any  Noteholder  may petition any court of competent  jurisdiction  for the removal of the  Indenture  Trustee and the  appointment  of a successor  Indenture
Trustee.

         Notwithstanding  the  replacement  of the  Indenture  Trustee  pursuant  to  this  Section,  the  Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

Section 6.09.     Successor  Indenture  Trustee by Merger. If the Indenture  Trustee  consolidates  with, merges or converts  into,  or  transfers  all or  substantially  all its  corporate  trust  business  or assets  to,  another corporation or banking  association,  the resulting,  surviving or transferee  corporation  without any further act shall be the  successor  Indenture  Trustee;  provided,  that such  corporation  or  banking  association  shall be otherwise  qualified  and eligible  under Section 6.11.  The  Indenture  Trustee shall provide the Rating  Agencies written notice of any such transaction after the Closing Date.

         In case at the time such successor or successors by merger,  conversion or  consolidation to the Indenture
Trustee shall succeed to the trusts  created by this Indenture any of the Notes shall have been  authenticated  but not delivered,  any such successor to the Indenture  Trustee may adopt the  certificate  of  authentication  of any predecessor trustee,  and deliver such Notes so authenticated;  and in case at that time any of the Notes shall not have been  authenticated,  any successor to the Indenture Trustee may authenticate such Notes either in the name of any  predecessor  hereunder or in the name of the  successor to the Indenture  Trustee;  and in all such cases such certificates  shall have the full force which it is anywhere in the Notes or in this  Indenture  provided  that the certificate of the Indenture Trustee shall have.

Section 6.10.     Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a)      Notwithstanding  any other  provisions  of this  Indenture,  at any time,  for the  purpose of meeting any legal  requirement  of any  jurisdiction  in which any part of the Trust  Estate  may at the time be  located,  the
Indenture  Trustee shall have the power and may execute and deliver all  instruments to appoint one or more Persons to act as a co-trustee or co-trustees,  or separate trustee or separate  trustees,  of all or any part of the Owner
Trust, and to vest in such Person or Persons,  in such capacity and for the benefit of the Noteholders,  such title to the Trust  Estate,  or any part thereof,  and,  subject to the other  provisions  of this Section,  such powers, duties,  obligations,  rights  and  trusts as the  Indenture  Trustee  may  consider  necessary  or  desirable.  No co-trustee  or  separate  trustee  hereunder  shall be  required  to meet the terms of  eligibility  as a successor trustee under Section 6.11 and no notice to  Noteholders of the  appointment of any co-trustee or separate  trustee shall be required under Section 6.08 hereof.

         (b)      Every separate  trustee and co-trustee  shall,  to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

(i)      all rights,  powers,  duties and  obligations  conferred or imposed upon the  Indenture  Trustee  shall be conferred or imposed upon and  exercised or performed by the Indenture  Trustee and such separate  trustee or co-trustee  jointly (it being  understood that such separate trustee or co-trustee is not authorized to act separately  without the Indenture  Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be performed the Indenture  Trustee shall be  incompetent  or  unqualified  to perform such act or acts,  in which event such rights,  powers, duties and  obligations  (including the holding of title to the Trust Estate or any portion thereof in any such  jurisdiction)  shall be exercised and performed singly by such separate  trustee or co-trustee,  but solely at the direction of the Indenture Trustee;

(ii)     no trustee  hereunder  shall be  personally  liable by reason of any act or omission of any other  trustee hereunder; and

(iii)    the  Indenture  Trustee  may at any time  accept  the  resignation  of or remove any  separate  trustee or co-trustee.

         (c)      Any notice,  request or other  writing  given to the  Indenture  Trustee  shall be deemed to have been given to each of the then  separate  trustees and  co-trustees,  as  effectively  as if given to each of them.
Every  instrument  appointing any separate  trustee or co-trustee  shall refer to this Agreement and the conditions of this Article VI. Each separate  trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Indenture
Trustee or separately,  as may be provided therein,  subject to all the provisions of this Indenture,  specifically including  every provision of this Indenture  relating to the conduct of,  affecting the liability of, or affording protection to, the Indenture Trustee.  Every such instrument shall be filed with the Indenture Trustee.

         (d)      Any separate  trustee or co-trustee may at any time constitute the Indenture  Trustee,  its agent or  attorney-in-fact  with full power and  authority,  to the extent not  prohibited  by law,  to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its  estates,  properties,  rights,  remedies and trusts  shall vest in and be exercised  by the  Indenture  Trustee,  to the extent  permitted  by law,  without the appointment of a new or successor trustee.

Section 6.11.     Eligibility;   Disqualification.   The   Indenture   Trustee  shall  at  all  times  satisfy  the
requirements  of TIA  §310(a).  The  Indenture  Trustee  shall  have a  combined  capital  and  surplus of at least
$50,000,000  as set forth in its most recent  published  annual report of condition and it or its parent shall have a  long-term  debt  rating of A2 or better by  Moody's.  The  Indenture  Trustee  shall  comply  with TIA  §310(b), including the optional  provision  permitted by the second  sentence of TIA  §310(b)(9);  provided,  however,  that there shall be excluded  from the  operation  of TIA  §310(b)(1)  any  indenture  or  indentures  under which other securities of the Issuer are  outstanding  if the  requirements  for such exclusion set forth in TIA §310(b)(1) are met.

Section 6.12.     Preferential  Collection of Claims Against  Issuer.  The Indenture  Trustee shall comply with TIA
§311(a),  excluding any creditor  relationship listed in TIA §311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA §311(a) to the extent indicated.

Section 6.13.     Representations and Warranties.  The Indenture Trustee hereby represents that:

(a)      The Indenture  Trustee is duly  organized,  validly  existing and in good  standing  under the laws of the
State of New York with power and  authority to own its  properties  and to conduct its business as such  properties are currently owned and such business is presently conducted.

(b)      The Indenture  Trustee has the power and authority to execute and deliver this  Indenture and to carry out its terms;  and the  execution,  delivery  and  performance  of this  Indenture  have been duly  authorized  by the
Indenture Trustee by all necessary corporate action.

(c)      The  consummation  of the  transactions  contemplated  by this Indenture and the  fulfillment of the terms hereof do not conflict with,  result in any breach of any of the terms and  provisions  of, or constitute  (with or without notice or lapse of time) a default under,  the articles of organization or bylaws of the Indenture  Trustee or any  agreement  or other  instrument  to which the  Indenture  Trustee is a party or by which it is bound  which conflict or breach would have a materially  adverse  impact on the ability of the Indenture  Trustee to perform its obligations under the Basic Documents to which it is a party.

(d)      To the  Indenture  Trustee's  best  knowledge,  there are no  proceedings  or  investigations  pending  or threatened before any court,  regulatory body,  administrative agency or other governmental  instrumentality having jurisdiction  over the Indenture  Trustee or its  properties:  (i) asserting the  invalidity of this Indenture (ii)
seeking to prevent the  consummation  of any of the  transactions  contemplated  by this Indenture or (iii) seeking any  determination or ruling that might  materially and adversely  affect the performance by the Indenture  Trustee of its obligations under, or the validity or enforceability of, this Indenture.

(e)      The  Indenture  Trustee  does not have notice of any adverse  claim (as such terms are used in UCC Section
8-302) with respect to the Loans.

Section 6.14.     Directions to Indenture Trustee.  The Indenture Trustee is hereby directed:

(a)      to accept the pledge of the Loans and hold the assets of the Trust in trust for the Noteholders;

(b)      to authenticate  and deliver the Notes  substantially in the form prescribed by Exhibits A-1, A-2, A-3 and
A-4 in accordance with the terms of this Indenture; and

(c)      to take all other actions as shall be required to be taken by the terms of this Indenture.

Section 6.15.     Indenture  Trustee May Own  Securities.  The Indenture  Trustee,  in its  individual or any other capacity  may  become  the  owner or  pledgee  of  Securities  with the same  rights  it would  have if it were not
Indenture Trustee.

Section 6.16.     Compliance  with   Withholding-Requirements;   Periodic   Filings.   Notwithstanding   any  other
provision  of this  Indenture,  the  Indenture  Trustee  shall  comply  with all federal  withholding  requirements respecting  payments to  Noteholders  of interest that the Indenture  Trustee  reasonably  believes are  applicable under the Code.  The consent of Noteholders shall not be required for such withholding.

                                                   ARTICLE VII

                                          Noteholders' Lists and Reports

Section 7.01.     Issuer To  Furnish  Indenture  Trustee  Names and  Addresses  of  Noteholders.  The  Issuer  will furnish or cause to be  furnished  to the  Indenture  Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably  require,  of the names and addresses of the Noteholders as of such Record  Date and,  (b) at such other times as the  Indenture  Trustee may request in writing,  within 30 days after  receipt by the Issuer of any such  request,  a list of similar  form and  content as of a date not more than 10 days prior to the time such list is furnished;  provided,  however,  that so long as the Indenture  Trustee is the Note Registrar, no such list shall be required to be furnished.

Section 7.02.     Preservation of Information; Communications to Noteholders.

(a)      The Indenture  Trustee shall preserve,  in as current a form as is reasonably  practicable,  the names and addresses of the  Noteholders  contained in the most recent list furnished to the Indenture  Trustee as provided in
Section 7.01 and the names and addresses of Noteholders  received by the Indenture  Trustee in its capacity as Note
Registrar.  The  Indenture  Trustee may  destroy any list  furnished  to it as provided in such  Section  7.01 upon receipt of a new list so furnished.

         (b)      Noteholders  may  communicate  pursuant to TIA § 312(b) with other  Noteholders  with  respect to their rights under this Indenture or under the Notes.

         (c)      The Issuer,  the  Indenture  Trustee and the Note  Registrar  shall have the  protection of TIA §
312(c).

Section 7.03.     Reports by Issuer.

(a)      The Issuer shall:

(i)      file with the  Indenture  Trustee,  within 15 days after the Issuer is  required to file the same with the
         Commission,  copies of the annual reports and the  information,  documents and other reports (or copies of such portions of any of the  foregoing as the  Commission  may from time to time by rules and  regulations prescribe)  that the Issuer may be  required to file with the  Commission  pursuant to Section 13 or 15(d)
         of the Exchange Act;

(ii)     file with the Indenture  Trustee,  and the Commission in accordance with rules and regulations  prescribed from time to time by the Commission  such  additional  information,  documents and reports with respect to compliance  by the Issuer with the  conditions  and  covenants of this  Indenture as may be required  from time to time by such rules and regulations; and

(iii)    supply to the Indenture  Trustee (and the  Indenture  Trustee  shall  transmit by mail to all  Noteholders described in TIA § 313(c) such summaries of any  information,  documents and reports  required to be filed by the Issuer  pursuant  to clauses  (i) and (ii) of this  Section  7.03(a)  and by rules and  regulations prescribed from time to time by the Commission.

         (b)      Unless the Issuer  otherwise  determines,  the fiscal year of the Issuer shall end on December 31 of each year.

Section 7.04.     Reports by Indenture  Trustee.  If required by TIA  §313(a),  within 60 days after each January 1 beginning  with January 1, 2003, the Indenture  Trustee shall mail to each  Noteholder as required by TIA §313(c) a brief report dated as of such date that  complies with TIA §313(a).  The  Indenture  Trustee also shall comply with
TIA §313(b).

         A copy of each report at the time of its mailing to  Noteholders  shall be filed by the Indenture  Trustee with the Commission  and each stock  exchange,  if any, on which the Notes are listed.  The Issuer shall notify the
Indenture Trustee if and when the Notes are listed on any stock exchange.

                                                   ARTICLE VIII

                                       Accounts, Disbursements and Releases

Section 8.01.     Collection of Money.  Except as otherwise  expressly  provided herein,  the Indenture Trustee may demand payment or delivery of, and shall receive and collect,  directly and without  intervention  or assistance of any fiscal agent or other  intermediary,  all money and other  property  payable to or  receivable by the Indenture
Trustee  pursuant to this  Indenture.  The Indenture  Trustee shall apply all such money received by it as provided in this Indenture.  Except as otherwise  expressly provided in this Indenture,  if any default occurs in the making of any payment or  performance  under any agreement or instrument  that is part of the Trust Estate,  the Indenture
Trustee  may take such  action as may be  appropriate  to  enforce  such  payment  or  performance,  including  the institution and  prosecution of appropriate  Proceedings.  Any such action shall be without  prejudice to any right to claim a Default or Event of Default  under this  Indenture  and any right to proceed  thereafter  as provided in
Article V.

Section 8.02.     Trust Accounts.

(a)      On or prior to the Closing Date, the Indenture  Trustee shall  establish and maintain,  in the name of the
Indenture  Trustee,  for the  benefit  of the  Noteholders  and the  Certificate  Paying  Agent,  on  behalf of the
Certificateholder, the Payment Account as provided in Section 3.01 of this Indenture.

         (b)      All  monies  deposited  from  time to time  in the  Payment  Account  pursuant  to the  Servicing
Agreement  and all deposits  therein  pursuant to this  Indenture  are for the benefit of the  Noteholders  and the
Certificate Paying Agent, on behalf of the Certificateholder.

         (c)      Amounts on deposit in the Payment Account shall be held uninvested.

         (d)      On each Payment  Date,  the  Indenture  Trustee  shall  distribute  all amounts on deposit in the
Payment  Account to  Noteholders  in respect of the Notes and in its  capacity as  Certificate  Paying Agent to the
Certificateholder  in the order of priority  set forth in Section  3.05  (except as  otherwise  provided in Section
5.04(b)).

Section 8.03.     Officer's  Certificate.  The  Indenture  Trustee  shall  receive at least  seven days notice when requested by the Issuer to take any action  pursuant to Section  8.05(a),  accompanied by copies of any instruments to be executed,  and the  Indenture  Trustee  shall also  require,  as a condition  to such  action,  an Opinion of
Counsel,  in form and  substance  satisfactory  to the  Indenture  Trustee,  stating  the legal  effect of any such action,  outlining the steps  required to complete the same, and  concluding  that all conditions  precedent to the taking of such action have been complied with.

Section 8.04.     Termination  Upon Payment to  Noteholders.  This  Indenture and the  respective  obligations  and responsibilities  of the Issuer and the Indenture  Trustee  created hereby shall  terminate upon the payment to the
Noteholders,  the Certificate  Paying Agent (on behalf of the  Certificateholder)  and the Indenture Trustee of all
amounts required to be distributed  pursuant to Article III;  provided,  however,  that in no event shall the trust created  hereby  continue  beyond the  expiration of 21 years from the death of the survivor of the  descendants of
Joseph P.  Kennedy,  the late  ambassador  of the  United  States to the Court of St.  James's,  living on the date hereof.

Section 8.05.     Release of Trust Estate.

(a)      Subject to the payment of its fees and  expenses,  the  Indenture  Trustee may,  and when  required by the provisions of this Indenture shall,  execute  instruments to release  property from the lien of this Indenture,  or convey  the  Indenture  Trustee's  interest  in the  same,  in a  manner  and  under  circumstances  that  are  not inconsistent  with  the  provisions  of this  Indenture.  No  party  relying  upon an  instrument  executed  by the
Indenture  Trustee as provided in Article  VIII  hereunder  shall be bound to  ascertain  the  Indenture  Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

         (b)      The Indenture  Trustee  shall,  at such time as (i) there are no Notes  Outstanding  and (ii) all sums due the Indenture  Trustee  pursuant to this  Indenture have been paid,  release any remaining  portion of the
Trust Estate that secured the Notes from the lien of this Indenture.

Section 8.06.     Surrender of Notes Upon Final  Payment.  By acceptance of any Note,  the Holder thereof agrees to surrender such Note to the Indenture  Trustee  promptly,  prior to such  Noteholder's  receipt of the final payment thereon.

                                                     ARTICLE IX

                                              Supplemental Indentures

Section 9.01.     Supplemental Indentures Without Consent of Noteholders.

(a)      Without the consent of the any  Noteholders but with prior notice to the Rating  Agencies,  the Issuer and the Indenture  Trustee,  when  authorized by an Issuer  Request,  at any time and from time to time, may enter into one or more  indentures  supplemental  hereto (which shall conform to the provisions of the Trust  Indenture Act as in force at the date of the execution  thereof),  in form  satisfactory  to the Indenture  Trustee,  for any of the following purposes:

(i)      to correct or amplify the  description of any property at any time subject to the lien of this  Indenture, or better to assure,  convey and confirm unto the  Indenture  Trustee any property  subject or required to be  subjected  to the lien of this  Indenture,  or to  subject  to the lien of this  Indenture  additional property;

(ii)     to evidence the succession,  in compliance  with the applicable  provisions  hereof,  of another person to the Issuer,  and the  assumption  by any such  successor of the  covenants of the Issuer herein and in the
         Notes contained;

(iii)    to add to the covenants of the Issuer,  for the benefit of the  Noteholders,  or to surrender any right or power herein conferred upon the Issuer;

(iv)     to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v)      to cure any ambiguity,  to correct or supplement  any provision  herein or in any  supplemental  indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

(vi)     to make any other  provisions with respect to matters or questions  arising under this Indenture or in any supplemental  indenture;  provided,  that such  action  shall not  materially  and  adversely  affect  the interests of the Noteholders;

(vii)    to evidence  and provide for the  acceptance  of the  appointment  hereunder  by a successor  trustee with respect  to the  Notes  and to add to or  change  any of the  provisions  of this  Indenture  as  shall be necessary to facilitate the  administration of the trusts hereunder by more than one trustee,  pursuant to the requirements of Article VI; or

(viii)   to modify,  eliminate or add to the  provisions of this  Indenture to such extent as shall be necessary to effect the  qualification  of this Indenture under the TIA or under any similar federal statute  hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided,  however,  that no such indenture  supplements  shall be entered into unless the Indenture  Trustee shall have received an Opinion of Counsel that entering into such  indenture  supplement is permitted  hereunder and will not (A) have any material  adverse tax  consequences to the  Noteholders  and (B) adversely  affect in any material respect the interests of the Certificateholder.

         The Indenture  Trustee is hereby  authorized to join in the execution of any such  supplemental  indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b)      The Issuer and the Indenture  Trustee,  when authorized by an Issuer  Request,  may, also without the consent of any of the  Noteholders  but with prior  notice to the Rating  Agencies,  enter into an indenture or indentures  supplemental  hereto  for the  purpose  of adding  any  provisions  to, or  changing  in any  manner or eliminating  any of the provisions  of, this Indenture or of modifying in any manner the rights of the  Noteholders under this  Indenture;  provided,  however,  that such action  shall,  as  evidence  by an Opinion of  Counsel,  be permitted  hereunder and shall not, as evidenced by such Opinion of Counsel,  (i) adversely  affect in any material respect the interests of any Noteholder or (ii) cause the Issuer to be subject to an entity level tax.

         (c)      The Issuer and the Indenture  Trustee shall,  as directed by the Holders of not less than 100% of the Certificate  Percentage  Interests,  enter into an indenture or indentures  supplemental hereto for the purpose of providing for the issuance of one or more additional  Classes of Notes entitled to payments  derived solely from all or a portion of the payments to which the  Certificate  issued on the Closing Date  pursuant to the Owner Trust
Agreement  are  entitled;  provided,  however,  that such action shall as  evidenced  by an Opinion of Counsel,  be permitted  hereunder  and shall not as evidenced  by an Opinion of Counsel,  (i)  adversely  affect in any material respect the  interests  of any existing  Noteholder  or (ii) cause the Issuer to be subject to an entity level tax.
Each such Class of Notes shall be a  non-recourse  obligation  of the Issuer and shall be entitled to interest  and principal  in such  amounts,  and to such  security  for the  repayment  thereof,  as  shall be  specified  in such amendment or  amendments.  Promptly  after the execution by the Issuer and the Indenture  Trustee of any amendments pursuant to this Section or the  creation of a new  Indenture  and the issuance of the related  Class or Classes of
Notes,  the Issuer shall require the Indenture  Trustee to give notice to the  Noteholders  and the Rating Agencies setting  forth in general terms the substance of the  provisions  of such  amendment.  Any failure of the Indenture
Trustee to provide such notice as is required under this paragraph,  or any defect therein,  shall not, however, in any way impair or affect the validity of such amendment or any Class of Notes issued pursuant thereto.

Section 9.02.     Supplemental  Indentures  With  Consent of  Noteholders.  The Issuer and the  Indenture  Trustee,
when  authorized by an Issuer  Request,  also may, with prior notice to the Rating Agencies and with the consent of the  Holders  of not less than a  majority  of the Note  Balances  of the Notes  affected  thereby,  by Act of such
Holders  delivered to the Issuer and the  Indenture  Trustee,  enter into an indenture or  indentures  supplemental hereto  for the  purpose  of adding  any  provisions  to, or  changing  in any  manner  or  eliminating  any of the provisions  of,  this  Indenture  or of  modifying  in any manner the rights of the Holders of the Notes under this
Indenture;  provided however, that no such supplemental  indenture shall, without the consent of each Noteholder of each Note affected thereby:

(a)      change the date of payment of any  installment  of  principal  of or interest  on any Note,  or reduce the principal  amount thereof or the interest rate thereon,  change the  provisions of this  Indenture  relating to the application  of  collections  on, or the  proceeds of the sale of, the Trust  Estate to payment of  principal of or interest on the Notes,  or change any place of payment  where,  or the coin or  currency in which,  any Note or the interest  thereon is payable,  or impair the right to institute suit for the  enforcement of the provisions of this
Indenture  requiring the application of funds available  therefor,  as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

(b)      reduce the  percentage of the Note Balances of the Notes,  the consent of the Holders of which is required for any such  supplemental  indenture,  or the  consent  of the  Holders  of which is  required  for any  waiver of compliance  with  certain  provisions  of this  Indenture  or certain  defaults  hereunder  and their  consequences provided for in this Indenture;

(c)      modify or alter the provisions of the exception in the definition of the term "Outstanding" ;

(d)      reduce the  percentage  of the Note  Balances  of the Notes  required to direct the  Indenture  Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

(e)      modify any  provision  of this  Section  9.02 except to increase  any  percentage  specified  herein or to provide that certain  additional  provisions of this Indenture or the Basic Documents  cannot be modified or waived without the consent of each Noteholder affected thereby;

(f)      modify any of the provisions of this  Indenture in such manner as to affect the  calculation of the amount of any payment of interest or principal due on any Note on any Payment Date  (including  the  calculation of any of the individual components of such calculation); or

(g)      permit the  creation  of any lien  ranking  prior to or on a parity with the lien of this  Indenture  with respect to any part of the Trust Estate or, except as otherwise  permitted or  contemplated  herein,  terminate the lien of this  Indenture  on any  property at any time  subject  hereto or deprive any  Noteholder  of the  security provided by the lien of this  Indenture;  and  provided,  further,  that such action  shall not, as evidenced by an
Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

and provided,  further,  that no such  indenture  supplements  shall be entered into unless the  Indenture  Trustee shall have received an Opinion of Counsel that entering into such indenture  supplement is permitted  hereunder and will not adversely affect in any material respect the interests of the Certificateholder.

         The Indenture  Trustee may in its discretion  determine  whether or not any Notes would be affected by any supplemental  indenture  and any such  determination  shall be  conclusive  upon the Holders of all Notes,  whether theretofore or thereafter  authenticated  and delivered  hereunder.  The Indenture  Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary  for any Act of  Noteholders  under this Section 9.02 to approve the  particular form of any proposed  supplemental  indenture,  but it shall be  sufficient if such Act shall approve the substance thereof.

         Promptly  after the  execution  by the Issuer and the  Indenture  Trustee  of any  supplemental  indenture pursuant to this  Section  9.02,  the  Indenture  Trustee  shall mail to  Noteholders  to which such  amendment  or supplemental  indenture  relates a notice  setting  forth in  general  terms  the  substance  of such  supplemental indenture.  Any failure of the Indenture  Trustee to mail such notice,  or any defect therein,  shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03.     Execution  of  Supplemental  Indentures.  In  executing,  or  permitting  the  additional  trusts created by, any  supplemental  indenture  permitted  by this Article IX or the  modification  thereby of the trusts created by this  Indenture,  the Indenture  Trustee shall be entitled to receive,  and subject to Sections 6.01 and
6.02,  shall be fully  protected  in  relying  upon,  an  Opinion of Counsel  stating  that the  execution  of such supplemental  indenture is authorized or permitted by this Indenture.  The Indenture  Trustee may, but shall not be obligated to, enter into any such supplemental  indenture that affects the Indenture Trustee's own rights,  duties, liabilities or immunities under this Indenture or otherwise.

Section 9.04.     Effect of Supplemental  Indenture.  Upon the execution of any supplemental  indenture pursuant to the  provisions  hereof,  this  Indenture  shall be and shall be deemed to be modified  and  amended in  accordance therewith  with  respect  to the  Notes  affected  thereby,  and the  respective  rights,  limitations  of  rights, obligations,  duties,  liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the
Noteholders  shall  thereafter  be  determined,  exercised and enforced  hereunder  subject in all respects to such modifications and amendments,  and all the terms and conditions of any such supplemental  indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.05.     Conformity  with Trust  Indenture Act. Every  amendment of this Indenture and every  supplemental indenture  executed  pursuant to this Article IX shall conform to the  requirements  of the Trust  Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

Section 9.06.     Reference in Notes to  Supplemental  Indentures.  Notes  authenticated  and  delivered  after the execution of any supplemental  indenture  pursuant to this Article IX may, and if required by the Indenture Trustee shall,  bear a  notation  in  form  approved  by the  Indenture  Trustee  as to any  matter  provided  for in  such supplemental  indenture.  If the Issuer or the Indenture  Trustee  shall so determine,  new Notes so modified as to conform,  in the opinion of the  Indenture  Trustee  and the  Issuer,  to any such  supplemental  indenture  may be prepared and  executed by the Issuer and  authenticated  and  delivered  by the  Indenture  Trustee in exchange for
Outstanding Notes.

                                                     ARTICLE X

                                                   Miscellaneous

Section 10.01.    Compliance Certificates and Opinions, etc.

(a)      Upon any  application  or  request  by the Issuer to the  Indenture  Trustee to take any action  under any provision  of this  Indenture,  the Issuer shall  furnish to the  Indenture  Trustee (i) an  Officer's  Certificate
stating that all  conditions  precedent,  if any,  provided for in this Indenture  relating to the proposed  action have been  complied  with and (ii) an Opinion of  Counsel  stating  that in the  opinion of such  counsel  all such conditions  precedent,  if any,  have been  complied  with,  except that,  in the case of any such  application  or request as to which the furnishing of such documents is  specifically  required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every Officer's  Certificate or opinion with respect to compliance  with a condition or covenant  provided for in this Indenture shall include:

(i)      a statement  that each  signatory of such  Officer's  Certificate  or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)     a brief  statement  as to the  nature  and  scope of the  examination  or  investigation  upon  which  the statements or opinions contained in such certificate or opinion are based;

(iii)    a statement  that, in the opinion of each such  signatory,  such  signatory has made such  examination  or investigation  as is  necessary to enable such  signatory to express an informed  opinion as to whether or not such covenant or condition has been complied with;

(iv)     a statement  as to whether,  in the opinion of each such  signatory,  such  condition or covenant has been complied with; and

(v)      if the signatory to such Certificate or Opinion is required to be Independent,  the Statement  required by the definition of the term "Independent Certificate".

         (b)      (i) Prior to the deposit of any  Collateral or other  property or  securities  with the Indenture
Trustee  that is to be made the basis for the  release of any  property or  securities  subject to the lien of this
Indenture,  the Issuer  shall,  in addition to any  obligation  imposed in Section  10.01(a) or  elsewhere  in this
Indenture,  furnish to the  Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of each person  signing  such  certificate  as to the fair  value  (within  90 days of such  deposit)  to the Issuer of the
Collateral or other property or securities to be so deposited.

                  (ii)     Whenever  the  Issuer is  required  to  furnish to the  Indenture  Trustee an  Officer's
Certificate  certifying or stating the opinion of any signatory  thereof as to the matters  described in clause (i)
above,  the Issuer shall also deliver to the Indenture  Trustee an Independent  Certificate as to the same matters, if the fair value to the Issuer of the  securities  to be so deposited  and of all other such  securities  made the basis of any such withdrawal or release since the  commencement of the then-current  fiscal year of the Issuer,  as set forth in the  certificates  delivered  pursuant to clause (i) above and this clause (ii), is 10% or more of the
Note  Balances of the Notes,  but such a  certificate  need not be  furnished  with  respect to any  securities  so deposited,  if the fair value thereof to the Issuer as set forth in the related Officer's  Certificate is less than
$25,000 or less than one percent of the Note Balances of the Notes.

                  (iii)    Whenever  any  property  or  securities  are  to be  released  from  the  lien  of  this
Indenture,  the Issuer shall also furnish to the Indenture Trustee an Officer's  Certificate  certifying or stating the opinion of each person  signing such  certificate  as to the fair value (within 90 days of such release) of the property  or  securities  proposed  to be released  and  stating  that in the  opinion of such person the  proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv)     Whenever  the  Issuer is  required  to  furnish to the  Indenture  Trustee an  Officer's
Certificate  certifying  or stating the opinion of any signer  thereof as to the matters  described in clause (iii)
above,  the Issuer shall also furnish to the Indenture  Trustee an  Independent  Certificate as to the same matters if the fair value of the property or securities and of all other  property,  other than property as contemplated by clause  (v)  below  or  securities  released  from  the  lien of  this  Indenture  since  the  commencement  of the then-current  calendar year, as set forth in the certificates  required by clause (iii) above and this clause (iv), equals 10% or more of the Note  Balances of the Notes,  but such  certificate  need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related  Officer's  Certificate is less than $25,000 or less than one percent of the then Note Balances of the Notes.

                  (v)      Notwithstanding  any provision of this  Indenture,  the Issuer may,  without  compliance with the  requirements of the other  provisions of this Section 10.01,  (A) collect,  sell or otherwise  dispose of the Loans as and to the extent  permitted or required by the Basic  Documents or (B) make cash  payments out of the
Payment  Account as and to the extent  permitted  or required by the Basic  Documents,  so long as the Issuer shall deliver to the Indenture  Trustee every six months,  commencing  January 1, 2003, an Officer's  Certificate  of the
Issuer stating that all the  dispositions of Collateral  described in clauses (A) or (B) above that occurred during the  preceding  six  calendar  months were in the ordinary  course of the  Issuer's  business and that the proceeds thereof were applied in accordance with the Basic Documents.

Section 10.02.    Form of  Documents  Delivered  to  Indenture  Trustee.  In any case  where  several  matters  are required to be certified by, or covered by an opinion of, any specified  Person,  it is not necessary that all such matters be  certified  by, or covered by the opinion  of, only one such  Person,  or that they be so  certified  or covered by only one  document,  but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other  matters,  and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized  Officer of the Issuer may be based,  insofar as it relates to legal matters,  upon a certificate or opinion of, or representations by, counsel,  unless such officer knows, or in the exercise of reasonable  care should know, that the  certificate or opinion or  representations  with respect to the matters upon which his  certificate  or opinion is based are erroneous.  Any such  certificate of an Authorized
Officer or Opinion of Counsel  may be based,  insofar  as it  relates to factual  matters,  upon a  certificate  or opinion  of, or  representations  by,  an  officer  or  officers  of the  Seller or the  Issuer,  stating  that the information  with respect to such factual  matters is in the  possession  of the Seller or the Issuer,  unless such counsel  knows,  or in  the  exercise  of  reasonable  care  should  know,  that  the  certificate  or  opinion  or representations with respect to such matters are erroneous.

         Where any Person is  required  to make,  give or execute  two or more  applications,  requests,  consents, certificates,  statements,  opinions  or other  instruments  under  this  Indenture,  they may,  but need  not,  be consolidated and form one instrument.

         Whenever in this  Indenture,  in connection with any application or certificate or report to the Indenture
Trustee,  it is provided  that the Issuer  shall  deliver  any  document  as a  condition  of the  granting of such application,  or as evidence of the Issuer's  compliance  with any term hereof,  it is intended  that the truth and accuracy,  at the time of the granting of such  application or at the effective date of such  certificate or report
(as the case  may be),  of the  facts  and  opinions  stated  in such  document  shall in such  case be  conditions precedent to the right of the Issuer to have such  application  granted or to the  sufficiency of such  certificate or report.  The foregoing  shall not,  however,  be construed to affect the Indenture  Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 10.03.    Acts of Noteholders.

(a)      Any request, demand,  authorization,  direction,  notice, consent, waiver or other action provided by this
Indenture  to be given or taken by  Noteholders  may be embodied in and  evidenced  by one or more  instruments  of substantially  similar  tenor signed by such  Noteholders  in person or by agents duly  appointed  in writing;  and except as herein  otherwise  expressly  provided  such  action  shall  become  effective  when such  instrument  or instruments are delivered to the Indenture  Trustee,  and, where it is hereby  expressly  required,  to the Issuer.
Such  instrument  or  instruments  (and the action  embodied  therein and evidenced  thereby) are herein  sometimes referred to as the "Act of the  Noteholders"  signing such  instrument  or  instruments.  Proof of execution of any such  instrument or of a writing  appointing  any such agent shall be sufficient  for any purpose of this Indenture and (subject to Section 6.01)  conclusive in favor of the Indenture  Trustee and the Issuer,  if made in the manner provided in this Section 10.03.

         (b)      The fact and date of the  execution  by any  person  of any such  instrument  or  writing  may be proved in any manner that the Indenture Trustee deems sufficient.

         (c)      The ownership of Notes shall be proved by the Note Registrar.

         (d)      Any request,  demand,  authorization,  direction,  notice, consent, waiver or other action by any
Noteholder shall bind the Holder of every Note issued upon the registration  thereof or in exchange  therefor or in lieu thereof,  in respect of anything done,  omitted or suffered to be done by the Indenture  Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04.    Notices, etc., to Indenture Trustee, Issuer and Rating Agencies.

(a)      Any request,  demand,  authorization,  direction,  notice,  consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request,  demand,  authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

(i)      the Indenture  Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose  hereunder if made,  given,  furnished or filed in writing to or with the Indenture  Trustee at the  Corporate  Trust
         Office.  The Indenture  Trustee shall promptly  transmit any notice received by it from the Noteholders to the Issuer, or

(ii)     the Issuer by the Indenture  Trustee or by any Noteholder shall be sufficient for every purpose  hereunder if in  writing  and  mailed  first-class,  postage  prepaid to the  Issuer  addressed  to:  CSFB ABS Trust
         2002-HI23,  in care of U.S. Bank Trust National  Association,  as set forth in the Trust Agreement,  or at any other  address  previously  furnished in writing to the  Indenture  Trustee by the Issuer.  The Issuer
         shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         Notices  required to be given to the Rating  Agencies by the Issuer,  the  Indenture  Trustee or the Owner
Trustee shall be in writing,  personally  delivered or mailed by certified mail, return receipt  requested,  to (i)
in the case of Moody's, at the following address:  Moody's Investors Service, Inc., ABS Monitoring  Department,  99
Church Street, New York, New York 10007,  Attention:  Residential Mortgage  Surveillance Group and (ii) in the case of Standard & Poor's,  at the following  address:  Standard & Poor's,  26 Broadway,  15th Floor, New York, New York
10004, Attention:  Asset Backed Surveillance  Department;  or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

Section 10.05.    Notices to Noteholders;  Waiver.  Where this Indenture  provides for notice to Noteholders of any event,  such notice shall be sufficiently  given (unless  otherwise  herein  expressly  provided) if in writing and mailed,  first-class,  postage  prepaid to each Noteholder  affected by such event, at such Person's  address as it appears on the Note Register,  not later than the latest date,  and not earlier than the earliest date,  prescribed for the giving of such notice.  In any case where notice to  Noteholders  is given by mail,  neither the failure to mail such notice nor any defect in any notice so mailed to any particular  Noteholder  shall affect the sufficiency of such notice with  respect to other  Noteholders,  and any notice  that is mailed in the manner  herein  provided shall  conclusively  be  presumed to have been duly given  regardless  of whether  such notice is in fact  actually received.

         Where this  Indenture  provides  for  notice in any  manner,  such  notice may be waived in writing by any
Person entitled to receive such notice,  either before or after the event,  and such waiver shall be the equivalent of such notice.  Waivers of notice by Noteholders  shall be filed with the Indenture  Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case,  by reason of the  suspension  of regular mail service as a result of a strike,  work stoppage or similar  activity,  it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given  pursuant  to any  provision  of this  Indenture,  then any  manner of giving  such  notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this  Indenture  provides for notice to the Rating  Agencies,  failure to give such notice shall not affect any other rights or  obligations  created  hereunder,  and shall not under any  circumstance  constitute  an
Event of Default.

Section 10.06.    Alternate  Payment and Notice  Provisions.  Notwithstanding  any  provision of this  Indenture or any of the Notes to the  contrary,  the Issuer may enter into any  agreement  with any  Noteholder  providing for a method of payment,  or notice by the  Indenture  Trustee to such  Noteholder,  that is  different  from the methods provided for in this  Indenture for such payments or notices.  The Issuer shall furnish to the Indenture  Trustee a copy of each such  agreement and the Indenture  Trustee shall cause  payments to be made and notices to be given in accordance with such agreements.

     Section 10.07.  Conflict with Trust Indenture Act. If any provision  hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this  Indenture by any of the  provisions of the Trust  Indenture
Act, such required provision shall control.

         The  provisions  of TIA §§310  through  317 that impose  duties on any Person  (including  the  provisions automatically  deemed  included herein unless  expressly  excluded by this Indenture) are a part of and govern this
Indenture, whether or not physically contained herein.

Section 10.08.    Effect of Headings.  The Article and Section  headings herein are for convenience  only and shall not affect the construction hereof.

Section 10.09.    Successors  and Assigns.  All  covenants and  agreements  in this  Indenture and the Notes by the
Issuer shall bind its  successors  and  assigns,  whether so expressed  or not.  All  agreements  of the  Indenture
Trustee in this Indenture shall bind its successors, co-trustees and agents.

Section 10.10.    Separability.  In case  any  provision  in this  Indenture  or in the  Notes  shall  be  invalid, illegal or unenforceable,  the validity,  legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.11.    Benefits of  Indenture.  Nothing in this  Indenture  or in the Notes,  express or implied,  shall give to any Person,  other than the parties hereto and their  successors  hereunder,  and the  Noteholders  and any other party  secured  hereunder,  and any other Person with an ownership  interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 10.12.    Legal  Holidays.  In any case where the date on which any  payment is due shall not be a Business
Day, then  (notwithstanding  any other provision of the Notes or this  Indenture)  payment need not be made on such date,  but may be made on the next  succeeding  Business  Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.13.    GOVERNING  LAW. THIS  INDENTURE  SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF
NEW YORK,  WITHOUT  REFERENCE TO ITS CONFLICT OF LAW PROVISIONS,  AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.14.    Counterparts.  This  Indenture  may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts  shall together  constitute but one and the same instrument.

Section 10.15.    Recording of  Indenture.  If this  Indenture is subject to  recording in any  appropriate  public recording offices,  such recording is to be effected by the Issuer and at its expense  accompanied by an Opinion of
Counsel  (which  may be  counsel  to the  Indenture  Trustee  or any other  counsel  reasonably  acceptable  to the
Indenture  Trustee) to the effect that such recording is necessary  either for the protection of the Noteholders or any other Person secured  hereunder or for the enforcement of any right or remedy granted to the Indenture  Trustee under this Indenture.

Section 10.16.    Issuer  Obligation.  No  recourse  may be taken,  directly  or  indirectly,  with  respect to the obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on the Notes or under this Indenture or any certificate or other writing  delivered in connection  herewith or therewith,  against (i) the Indenture Trustee or the Owner Trustee in its individual  capacity,  (ii) any owner of a beneficial  interest in the Issuer or (iii) any partner,  owner,  beneficiary,  agent, officer,  director,  employee or agent of the Indenture Trustee or the Owner
Trustee in its individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the
Indenture  Trustee or of any  successor or assign of the Indenture  Trustee or the Owner Trustee in its  individual capacity,  except as any such Person may have expressly agreed (it being understood that the Indenture  Trustee and the Owner Trustee have no such obligations in their individual  capacity).  For all purposes of this Indenture,  in the  performance of any duties or obligations of the Issuer  hereunder,  the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Owner Trust Agreement.

Section 10.17.    No Petition.  The Indenture  Trustee,  by entering into this Indenture,  and each Noteholder,  by accepting a Note,  hereby  covenant  and agree that they will not at any time prior to the day one year and one day after  the  date  this  Indenture  terminates  institute  against  the  Depositor  or the  Issuer,  or  join in any institution  against the Depositor or the Issuer of, any  bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings,  or other  proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

Section 10.18.     Termination by Class CE Holders.  The Holders of a majority of the Class CE  Certificates  shall have the right,  but not the  obligation,  to purchase  from the Issuer of all Loans and all  property  acquired in respect of any Loan at a price  equal to the  Termination  Price.  The right of the  Holders  of a majority  of the
Class CE  Certificates  to purchase  the assets of the Issuer to  previous  sentence  above on any Payment  Date is conditioned upon the Aggregate Loan Balance (after applying  payments  received in the related  Collection  Period)
as of such  Payment  Date being less than ten percent of the  Aggregate  Loan  Balance as of the Cut-off  Date.  If
such right is  exercised,  the Holders of a majority of the Class CE  Certificates  shall  deposit the  Termination
Price with the  Indenture  Trustee  pursuant  to Section  4.10 hereof and,  upon the receipt of such  deposit,  the
Indenture  Trustee or Custodian  shall release to the designee  appointed by the Holders of a majority of the Class
CE  Certificates,  the files  pertaining  to the Loans being  purchased.  The Holders of a majority of the Class CE
Certificates,  at their expense, shall prepare and deliver to the Indenture Trustee for execution,  at the time the
Loans are to be  released  to the  Holders  of a  majority  of the  Class CE  Certificates,  appropriate  documents assigning  each such Loan from the  Indenture  Trustee  or the  Issuer to  Holders  of a  majority  of the Class CE
Certificates  or the  appropriate  party.  The  Holders of a majority of the Class CE  Certificates  shall give the
Indenture  Trustee and the Servicer not less than seven  Business Days' prior written notice of the Payment Date on which the Holders of a majority of the Class CE Certificates  anticipates that the final  distribution will be made to  Noteholders.  Notice of any  termination,  specifying the  anticipated  Final  Scheduled  Payment Date or other
Payment  Date  (which  shall be a date that would  otherwise  be a Payment  Date) upon  which the  Noteholders  may surrender  their Notes to the  Indenture  Trustee  (if so  required  by the terms  hereof) for payment of the final distribution and  cancellation,  shall be given promptly by the Indenture Trustee  specifying:  (i) the anticipated
Final  Scheduled  Payment Date or other  Payment Date upon which final  payment of the Notes is  anticipated  to be made  upon  presentation  and  surrender  of Notes  at the  office  or  agency  of the  Indenture  Trustee  therein designated;  and (ii) the amount of any such final payment, if known.  Notwithstanding  the foregoing,  neither the
Depositor,  the Seller or any  Affiliate of either the  Depositor or the Seller shall have any right to  repurchase the Loans pursuant to this Section.

Section 10.19.    Inspection.   The  Issuer  agrees  that,  on  reasonable  prior  notice,   it  shall  permit  any
representative  of the Indenture  Trustee,  during the Issuer's  normal business hours, to examine all the books of account,  records,  reports and other papers of the Issuer,  to make copies and extracts  therefrom,  to cause such books to be audited by Independent  certified public  accountants,  and to discuss the Issuer's  affairs,  finances and accounts with the Issuer's  officers,  employees,  and Independent  certified public  accountants,  all at such reasonable  times and as often as may be  reasonably  requested.  The  Indenture  Trustee shall and shall cause its representatives  to hold in confidence all such information  except to the extent disclosure may be required by law
(and all reasonable  applications  for  confidential  treatment are  unavailing)  and except to the extent that the
Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

Section 10.20.    Limitation  of  Liability of Owner  Trustee.  Notwithstanding  anything to the  contrary  herein, this  Indenture has been  executed and  delivered by U.S. Bank Trust  National  Association,  not  individually  or personally,  but solely as Owner Trustee of CSFB ABS Trust  2002-HI23,  in the exercise of the powers and authority conferred and vested in it, (b) each of the  representations,  undertakings and agreements  herein made on the part of the Issuer is made and  intended not as personal  representations,  undertakings  and  agreements  by U.S.  Bank
Trust  National  Association,  but is made and intended  for the purpose for binding  only the Issuer,  (c) nothing herein  contained  shall  be  construed  as  creating  any  liability  on U.S.  Bank  Trust  National  Association, individually  or  personally,  to perform any covenant  either  expressed  or implied  contained  herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any Person  claiming by, through or under the parties hereto and (d) under no circumstances  shall U.S. Bank Trust National  Association be personally liable for the  payment  of any  indebtedness  or  expenses  of the  Issuer or be liable  for the breach or failure of any obligation,  representation,  warranty or covenant  made or  undertaken  by the Issuer under this  Indenture or any other related documents.

         IN WITNESS  WHEREOF,  the Issuer and the Indenture  Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     CSFB ABS TRUST SERIES 2002-HI23,
                                                     as Issuer

                                                     By:      U.S. Bank Trust National Association,
                                                              not in its individual capacity but
                                                              solely as Owner Trustee

                                                     By:___________________________________________________________
                                                          Name:
                                                          Title:

                                                     JPMORGAN CHASE BANK,
                                                     as Indenture Trustee

                                                     By:___________________________________________________________
                                                          Name:
                                                          Title:

JPMORGAN    CHASE   BANK   hereby   accepts   the
appointment  as Paying Agent  pursuant to Section
3.03  hereof and as Note  Registrar  pursuant  to
Section 4.02 hereof.

By:________________________________
     Name:
     Title:

                                    ) ss.:
COUNTY OF ____________              )

         On this  ________________  day of July, 2002, before me personally appeared  _____________________________
to me known,  who being by me duly  sworn,  did depose and say,  that he is the  ___________________  of U.S.  Bank
Trust National Association,  one of the corporations described in and which executed the above instrument;  that he knows the seal of said  corporation;  that the seal affixed to said  instrument is such corporate seal; that it was so affixed by order of the Board of  Directors  of said  corporation;  and that he signed his name  thereto by like order.

___________________________________________________________________________________________________________________
                                                     Notary Public

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

         On this ___________ day of July, 2002, before me personally  appeared  _________________  to me known, who being by me duly sworn,  did depose and say, that she is the  ___________________  of JPMorgan  Chase Bank,  one of
the  corporations  described  in and  which  executed  the  above  instrument;  that  she  knows  the  seal of said corporation;  that the seal affixed to said  instrument is such corporate  seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

___________________________________________________________________________________________________________________
                                                     Notary Public

NOTARIAL SEAL

                                                    EXHIBIT A-1

                                               FORM OF CLASS A NOTES

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY,  A NEW
YORK CORPORATION  ("DTC"),  TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY
NOTE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO.  OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN  INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY,  THE OUTSTANDING
PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE DOES NOT  REPRESENT AN INTEREST IN OR  OBLIGATION OF THE SELLER,  THE  DEPOSITOR,  THE SERVICER,
THE INDENTURE  TRUSTEE,  THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY PROVIDED IN
THE INDENTURE OR THE BASIC DOCUMENTS.

                                             CSFB ABS TRUST 2002-HI23

                                        Asset-Backed Note, Series 2002-HI23

Class A                                               Principal Amount: $87,825,000
Registered
No. 1                                                 Percentage Interest: 100%
CUSIP NO. 126331 AA 5                                 Note Interest Rate: Variable

         CSFB ABS Trust  2002-HI23,  a business  trust duly  organized and existing  under the laws of the State of
Delaware  (herein  referred  to as the  "Issuer"),  for value  received,  hereby  promises  to pay to CEDE & CO. or registered  assigns,  the  principal  sum of  $87,825,000,  payable on each  Payment Date in an amount equal to the
Percentage  Interest  specified above of the aggregate  amount, if any, payable from the Payment Account in respect of principal  and  interest on the Class A Notes  pursuant to Section  3.05 of the  Indenture  dated as of July 24,
2002 (the  "Indenture")  between the  Issuer,  as issuer,  and  JPMorgan  Chase Bank,  as  indenture  trustee  (the
"Indenture  Trustee");  provided,  however,  that the entire unpaid  principal amount of this Note shall be due and payable  on the  Final  Scheduled  Payment  Date,  to the  extent  not  previously  paid on a prior  Payment  Date.
Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

         Interest  on the  Notes  will be paid  monthly  on each  Payment  Date at the Note  Interest  Rate for the related  Accrual  Period.  On or prior to the Optional  Termination  Date,  the Note  Interest Rate for the Class A
Notes,  shall be a rate per annum equal to the least of (i) LIBOR plus 0.45%,  in the each payment  date,  (ii) the
Net Funds Cap and (iii) the Maximum  Interest  Rate.  After the Optional  Termination  Date, the Note Interest Rate
for the Class A Notes,  shall be a rate per annum  equal to the least of (i) LIBOR plus 0.9%,  in the each  payment date, (ii) the Net Funds Cap and (iii) the Maximum  Interest Rate.  LIBOR for each  applicable  Accrual Period will be  determined  on the second LIBOR  Business  Day  immediately  preceding  (i) the Closing Date in the case of the first Accrual  Period and (ii) the first day of each  succeeding  Accrual  Period by the  Indenture  Trustee as set
forth in the Indenture.  All  determinations  of LIBOR by the Indenture  Trustee shall,  in the absence of manifest error,  be conclusive for all purposes,  and each holder of this Note, by accepting  this Note,  agrees to be bound by such  determination.  Interest  on this Note will  accrue  for each  Payment  Date from and  including  the most recent  Payment  Date on which  interest  has been paid (in the case of the first  Payment  Date,  from the Closing
Date) to but excluding  such Payment  Date.  Interest will be computed on the basis of the actual number of days in each  Accrual  Period and a year  assumed to consist of 360 days.  Principal of Interest on this Note shall be paid in the manner specified on the reverse hereof.

         Principal  of and  Interest  on this Note are  payable in such coin or  currency  of the United  States of
America as at the time of payment is legal tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this Note shall be applied  first to interest  due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference  is made to the further  provisions  of this Note set forth on the reverse  hereof,  which shall have the same effect as though fully set forth on the face of this Note.

         Unless the  certificate  of  authentication  hereon has been executed by the Indenture  Trustee whose name appears below by manual signature,  this Note shall not be entitled to any benefit under the Indenture  referred to on the reverse hereof, or be valid or obligatory for any purpose.

         This  Note is one of a duly  authorized  issue of  Notes of the  Issuer,  designated  as its  Asset-Backed
Notes,  Series  2002-HI23,  all issued under the  Indenture,  to which  Indenture and all  indentures  supplemental thereto  reference  is hereby made for a statement  of the  respective  rights and  obligations  thereunder  of the
Issuer, the Indenture Trustee and the Noteholders.  The Notes are subject to all terms of the Indenture.

         The Notes are and will be equally and ratably  secured by the collateral  pledged as security  therefor as provided in the Indenture.

         Principal  of and  Interest on this Note will be payable on each Payment  Date,  commencing  on August 26,
2002, as described in the  Indenture.  "Payment  Date" means the  twenty-fifth  day of each month,  or, if any such date is not a Business Day, then the next Business Day.

         The entire unpaid  principal  amount of this Note shall be due and payable in full on the Final  Scheduled
Payment  Date  pursuant  to  the  Indenture,   to  the  extent  not  previously  paid  on  a  prior  Payment  Date.
Notwithstanding  the foregoing,  if an Event of Default shall have occurred and be  continuing,  then the Indenture
Trustee  or the  holders  of Notes  representing  not less than a majority  of the Note  Balances  of all Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.

         Payments of interest on this Note due and payable on each Payment Date,  together with the  installment of principal,  if any,  to the extent not in full  payment of this Note,  shall be made by check  mailed to the Person whose name appears as the Registered  Holder of this Note (or one or more  Predecessor  Notes) on the Note Register as of the close of business on each Record Date,  except that with respect to Notes  registered  on the Record Date in the name of the nominee of the Depository Agency  (initially,  such nominee to be Cede & Co.),  payments will be made by wire  transfer in  immediately  available  funds to the account  designated  by such  nominee.  Such checks shall be mailed to the Person  entitled  thereto at the address of such  Person as it appears on the Note  Register as of the  applicable  Record Date  without  requiring  that this Note be submitted  for  notation of payment.  Any reduction in the  principal  amount of this Note (or any one or more  Predecessor  Notes)  effected by any payments made on any  Payment  Date shall be binding  upon all future  holders of this Note and of any Note  issued upon the registration  of transfer  hereof or in exchange  hereof or in lieu hereof,  whether or not noted hereon.  If funds are  expected to be  available,  as provided in the  Indenture,  for payment in full of the then  remaining  unpaid principal  amount of this Note on a Payment Date, then the Indenture  Trustee,  in the name of and on behalf of the
Issuer,  will notify the Person who was the  Registered  Holder  hereof as of the Record  Date with  respect to the preceding  Payment Date by notice mailed or  transmitted  by facsimile  prior to such Payment Date,  and the amount then due and payable shall be payable only upon  presentation  and surrender of this Note at the address  specified in such notice of final payment.

         As provided in the Indenture and subject to certain  limitations  set forth therein,  the transfer of this
Note may be  registered  on the Note  Register  upon  surrender  of this Note for  registration  of transfer at the
Corporate Trust Office,  duly endorsed by, or accompanied by a written  instrument of transfer in form satisfactory to the  Indenture  Trustee  duly  executed by, the holder  hereof or such  holder's  attorney  duly  authorized  in writing,  with such signature  guaranteed by an "eligible  guarantor  institution"  meeting the requirements of the
Note  Registrar,  which  requirements  include  membership or  participation  in the  Securities  Transfer  Agent's
Medallion  Program  ("STAMP")  or such  other  "signature  guarantee  program"  as may be  determined  by the  Note
Registrar in addition to, or in  substitution  for, STAMP,  all in accordance  with the Securities  Exchange Act of
1934,  as amended,  and  thereupon  one or more new Notes in  authorized  denominations  and in the same  aggregate principal  amount will be issued to the  designated  transferee or  transferees.  No service charge will be charged for any  registration  of transfer or exchange of this Note, but the Note Registrar  shall require payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in  connection  with any  registration  of transfer or exchange of this Note.

         Each holder or  Beneficial  Owner of a Note,  by  acceptance  of a Note,  or, in the case of a  Beneficial
Owner of a Note, a beneficial interest in a Note,  covenants and agrees that no recourse may be taken,  directly or indirectly,  with respect to the  obligations  of the Issuer,  the Owner  Trustee,  the Seller,  the Servicer,  the
Depositor  or the  Indenture  Trustee  on the Notes or under the  Indenture  or any  certificate  or other  writing delivered  in  connection  therewith,  against (i) the  Indenture  Trustee or the Owner  Trustee in its  individual capacity,  (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner,  beneficiary,  agent, officer,  director  or employee of the  Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the Indenture  Trustee or of any successor or assign of the Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  except as any such Person may have expressly agreed.

         Each holder or Beneficial  Owner of a Note, by acceptance of a Note or, in the case of a Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants and agrees by accepting the benefits of the Indenture  that such  holder  or  Beneficial  Owner of a Note will not prior to the day that is one year and one day after the date this Indenture  terminates,  institute against the Issuer or the Depositor,  or join in any institution against the
Issuer or the Depositor of, any  bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings under any United States federal or state  bankruptcy or similar law in connection with any obligations  relating to the Notes, the Indenture or the Basic Documents.

         Each Holder of this Note, by acceptance of this Note,  represents  that its  acquisition  of the Note does not  constitute  or give rise to a prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

         The Issuer has entered into the Indenture and this Note is issued with the  intention  that,  for federal, state and local income,  single business and franchise tax purposes,  the Notes will qualify as indebtedness of the
Issuer.  Each holder of a Note,  by acceptance  of a Note (and each  Beneficial  Owner of a Note by acceptance of a beneficial  interest in a Note),  agrees to treat the Notes for federal,  state and local income,  single  business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due  presentment  for  registration  of transfer  of this Note,  the  Issuer,  the  Indenture
Trustee  and any agent of the  Issuer or the  Indenture  Trustee  may treat the  Person in whose  name this Note is registered  (as of the day of  determination  or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes,  whether or not this Note be overdue,  and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The  Indenture  permits,  with certain  exceptions  as therein  provided,  the  amendment  thereof and the modification  of the rights and  obligations of the Issuer and the Indenture  Trustee and the rights of the holders of the Notes  under the  Indenture  at any time by the Issuer and the  Indenture  Trustee  with the  consent of the holders of Notes  representing a majority of the Note Balances of all Notes at the time  Outstanding and with prior notice  to  the  Rating  Agencies.  The  Indenture  also  contains  provisions  permitting  the  holders  of  Notes representing  specified  percentages of the Note Balances of all Notes,  on behalf of the holders of all the Notes, to waive  compliance by the Issuer with certain  provisions  of the  Indenture and certain past defaults  under the
Indenture  and their  consequences.  Any such  consent  or  waiver  by the  holder of this Note (or any one of more
Predecessor  Notes) shall be conclusive  and binding upon such holder and upon all future  holders of this Note and of any Note issued upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof  whether or not  notation  of such  consent or waiver is made upon this Note.  The  Indenture  also  permits the Issuer and the
Indenture  Trustee to amend or waive certain terms and  conditions  set forth in the Indenture  without the consent of the Noteholders but with prior notice to the Rating Agencies.

         The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

         The Issuer is permitted by the Indenture,  under certain circumstances,  to merge or consolidate,  subject to the rights of the Indenture Trustee and the Noteholders.

         The Notes are issuable only in registered form in denominations  as provided in the Indenture,  subject to certain limitations therein set forth.

         This Note and the  Indenture  shall be  construed  in  accordance  with the laws of the State of New York, without  reference  to its  conflict of law  provisions  and the  obligations,  rights and  remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference  herein to the  Indenture  and no provision of this Note or of the  Indenture  shall alter or impair,  the obligation of the Issuer,  which is absolute and  unconditional,  to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything  herein to the contrary  notwithstanding,  except as expressly  provided in the Basic  Documents, none of U.S. Bank Trust National  Association,  in its individual capacity,  JPMorgan Chase Bank, in its individual capacity,  any owner of a beneficial  interest in the Issuer, or any of their respective  partners,  beneficiaries, agents,  officers,  directors,  employees  or  successors  or assigns  shall be  personally  liable for,  nor shall recourse be had to any of them for,  the payment of  principal  of or interest on this Note or  performance  of, or omission to perform,  any of the  covenants,  obligations  or  indemnifications  contained  in the  Indenture.  The holder of this Note by its acceptance hereof agrees that, except as expressly  provided in the Basic Documents,  in the case of an Event of Default  under the  Indenture,  the holder shall have no claim against any of the foregoing for any deficiency,  loss or claim therefrom;  provided,  however,  that nothing contained herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all  liabilities,  obligations and undertakings contained in the Indenture or in this Note.

         IN WITNESS WHEREOF,  the Owner Trustee,  on behalf of the Issuer and not in its individual  capacity,  has caused this Note to be duly executed.

                                                     CSFB ABS TRUST  2002-HI23

                                                     By       U.S. BANK TRUST NATIONAL ASSOCIATION, not in its
                                                              individual capacity but solely as Owner Trustee

Dated: July 24, 2002

                                                     By ___________________________________________________________
                                                          Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within mentioned Indenture.

                                                     JPMORGAN CHASE BANK, not in its individual capacity but
                                                     solely as Indenture Trustee

Dated: July 24, 2002

                                                     By ___________________________________________________________
                                                          Authorized Signatory

                                                    ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

_____________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

                                          (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

___________________,  attorney,  to transfer said Note on the books kept for registration  thereof, with full power of substitution in the premises.

Dated:_______________________                                                                                     *
                                                                       Signature Guaranteed:

                                                                                                                 */

                                                    EXHIBIT A-2

                                               FORM OF CLASS P NOTES

         THIS NOTE DOES NOT  REPRESENT AN INTEREST IN OR  OBLIGATION OF THE SELLER,  THE  DEPOSITOR,  THE SERVICER,
THE INDENTURE  TRUSTEE,  THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY PROVIDED IN
THE INDENTURE OR THE BASIC DOCUMENTS.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN  INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY,  THE OUTSTANDING
PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS CLASS P NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND STATE LAWS OR IS SOLD OR  TRANSFERRED IN  TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT
AND SUCH STATE LAWS AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE.

         NO CLASS P NOTE MAY BE SOLD OR TRANSFERRED  UNLESS:  (1) THE TRANSFEREE IS NOT A PLAN TRUSTEE OR ANY OTHER
PERSON  ACTING ON BEHALF OF A PLAN, OR USING THE ASSETS OF A PLAN TO ACQUIRE SUCH NOTES;  OR (2) THE  TRANSFEREE IS
A PLAN AND HAS PROVIDED THE ISSUER AND THE INDENTURE  TRUSTEE AN OPINION OF COUNSEL  SATISFACTORY TO THE ISSUER AND
THE  INDENTURE  TRUSTEE  THAT THE  PURCHASE,  HOLDING  AND  TRANSFER OF THE CLASS P NOTES OR  INTERESTS  THEREIN IS
PERMISSIBLE  UNDER  APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE ISSUER,  THE OWNER TRUSTEE OR THE  INDENTURE  TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THIS AGREEMENT.

                                             CSFB ABS TRUST 2002-HI23

                                        Asset-Backed Note, Series 2002-HI23

Class P                                               Principal Amount: $100
Registered
No. 1                                                 Percentage Interest: 100%
CUSIP NO. 126331 AF 4                                 Note Interest Rate: Not Applicable

         CSFB ABS Trust  2002-HI23,  a business  trust duly  organized and existing  under the laws of the State of
Delaware  (herein referred to as the "Issuer"),  for value received,  hereby promises to pay to CREDIT SUISSE FIRST
BOSTON  CORPORATION  or its  registered  assigns,  amounts  payable  on this Note  pursuant  to the  Indenture  (as described  below),  payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial  Principal  Amount specified above and the Initial  Principal Amount of all Class P Notes),  if any,
payable  from the Payment  Account in respect of the Class P Notes (the  "Notes")  pursuant to Section  3.05 of the indenture  dated as of July 24, 2002 (the  "Indenture"),  between the Issuer and JPMorgan  Chase Bank, as Indenture trustee (the  "Indenture  Trustee").  Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

         The Class P Notes are not entitled to payments of interest

         Payments  on this Note are  payable in such coin or  currency  of the  United  States of America as at the time of payment is legal tender for payment of public and private debts.

         Unless the  certificate  of  authentication  hereon has been executed by the Indenture  Trustee whose name appears below by manual signature,  this Note shall not be entitled to any benefit under the Indenture  referred to on the reverse hereof, or be valid or obligatory for any purpose.

         This  Note is one of a duly  authorized  issue of  Notes of the  Issuer,  designated  as its  Asset-Backed
Notes,  Series  2002-HI23,  all issued under the  Indenture,  to which  Indenture and all  indentures  supplemental thereto  reference  is hereby made for a statement  of the  respective  rights and  obligations  thereunder  of the
Issuer, the Indenture Trustee and the Noteholders.  The Notes are subject to all terms of the Indenture.

         The Notes are and will be equally and ratably  secured by the collateral  pledged as security  therefor as provided in the Indenture.

         Payments on this Note will be payable on each Payment  Date,  commencing  on August 26, 2002, as described in the  Indenture.  "Payment  Date"  means  the  twenty-fifth  day of each  month,  or,  if any such  date is not a
Business Day, then the next succeeding Business Day.

         Any  amount  payable  on any Note  that is  punctually  paid or duly  provided  for by the  Issuer  on the applicable  Payment Date shall be paid to the related  Noteholder on the preceding Record Date, by wire transfer to an account  specified in writing by such  Noteholder  reasonably  satisfactory  to the Indenture  Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture  Trustee,  by check or money order to such  Noteholder  mailed to such  Noteholder's  address  as it appears  in the Note  Register,  the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's  Notes;  provided, however,  that the Indenture  Trustee shall not pay to such  Noteholder  any amount  required to be withheld from a payment to such  Noteholder  by the Code.  Any  reduction in the Principal  Amount  specified  above (or any one or more  predecessor  Notes)  effected  by any  payments  made on any  Payment  Date shall be binding  upon all future
Noteholders of this Note and of any Note issued upon the  registration  of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.

         As provided in the Indenture and subject to certain  limitations  set forth therein,  the transfer of this
Note may be  registered  on the Note  Register  upon  surrender  of this Note for  registration  of transfer at the
Corporate  Trust Office of the Indenture  Trustee,  duly  endorsed by, or  accompanied  by a written  instrument of transfer  in  form  satisfactory  to the  Indenture  Trustee  duly  executed  by,  the  Noteholder  hereof  or such
Noteholder's  attorney  duly  authorized  in writing,  with such  signature  guaranteed  by an "eligible  guarantor
institution"   meeting  the  requirements  of  the  Note  Registrar,   which  requirements  include  membership  or
participation in the Securities  Transfer Agent's Medallion  Program  ("STAMP") or such other "signature  guarantee program" as may be  determined  by the Note  Registrar  in  addition  to, or in  substitution  for,  STAMP,  all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized  denominations  and in the same aggregate  principal amount will be issued to the designated  transferee or transferees.  No service charge will be charged for any  registration  of transfer or exchange of this Note, but the Note Registrar  shall require  payment of a sum  sufficient  to  cover  any tax or  governmental  charge  that  may be  imposed  in  connection  with  any registration of transfer or exchange of this Note.

         Each  Noteholder  or  Beneficial  Owner  of a Note,  by its  acceptance  of a Note,  or,  in the case of a
Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants and agrees that no recourse may be taken, directly or  indirectly,  with respect to the  obligations  of the Issuer,  the Owner  Trustee,  the  Sellers,  the
Servicer,  the Depositor or the Indenture  Trustee on the Notes or under the Indenture or any  certificate or other writing  delivered  in  connection  therewith,  against  (i) the  Indenture  Trustee  or the Owner  Trustee  in its
individual  capacity,  (ii) any  owner  of a  beneficial  interest  in the  Issuer  or (iii)  any  partner,  owner, beneficiary,  agent, officer,  director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity,  any holder of a beneficial  interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any
successor or assign of the Indenture  Trustee or the Owner Trustee in its individual  capacity,  except as any such
Person may have expressly agreed.

         Each  Noteholder  or  Beneficial  Owner  of a Note,  by its  acceptance  of a Note  or,  in the  case of a
Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants  and agrees by accepting  the benefits of the Indenture that such  Noteholder or Beneficial  Owner will not at any time  institute  against the Issuer or the
Depositor,  or join in any  institution  against the Issuer or the  Depositor of, any  bankruptcy,  reorganization, arrangement,  insolvency or liquidation  proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         Each Holder of this Note, by acceptance of this Note,  represents  that its  acquisition  of the Note does not  constitute  or give rise to a prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

         The Issuer has entered into the Indenture and this Note is issued with the  intention  that,  for federal, state and local income,  single business and franchise tax purposes,  the Notes will qualify as indebtedness of the
Issuer.  Each holder of a Note,  by acceptance  of a Note (and each  Beneficial  Owner of a Note by acceptance of a beneficial  interest in a Note),  agrees to treat the Notes for federal,  state and local income,  single  business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due  presentment  for  registration  of transfer  of this Note,  the  Issuer,  the  Indenture
Trustee  and any agent of the Issuer or the  Indenture  Trustee may treat the Person in the name of which this Note is registered  (as of the day of  determination  or as of such other date as may be specified in the  Indenture) as the owner  hereof for all  purposes,  whether or not this Note be overdue,  and none of the Issuer,  the  Indenture
Trustee or any such agent shall be affected by notice to the contrary.

         The  Indenture  permits,  with  certain  exceptions  therein  provided,  the  amendment  thereof  and  the modification  of the  rights  and  obligations  of the  Issuer  and the  Indenture  Trustee  and the  rights of the
Noteholders  under the  Indenture at any time by the Issuer and the  Indenture  Trustee with the consent of holders of the Notes  representing a majority of the aggregate Note Balances of all Notes then  Outstanding  and with prior notice  to  the  Rating  Agencies.  The  Indenture  also  contains  provisions  permitting  the  holders  of  Notes representing  specified  percentages of the Note Balances of all Notes,  on behalf of the holders of all Notes,  to waive  compliance  by the Issuer with certain  provisions  of the  Indenture  and certain past  defaults  under the
Indenture  and their  consequences.  Any such  consent  or  waiver  by the  holder of this Note (or any one of more predecessor  Notes) shall be conclusive  and binding upon such  Noteholder and upon all future holders of this Note and of any Note issued upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof whether or not notation of such  consent or waiver is made upon this Note.  The  Indenture  also permits the Issuer and the
Indenture  Trustee to amend or waive certain terms and  conditions  set forth in the Indenture  without the consent of the holders of the Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

         The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

         The Issuer is permitted by the Indenture,  under certain circumstances,  to merge or consolidate,  subject to the rights of the Indenture Trustee and the Noteholders.

         The Notes are issuable only in registered form in denominations  as provided in the Indenture,  subject to certain limitations therein set forth.

         This Note and the  Indenture  shall be  construed  in  accordance  with the laws of the State of New York, without  reference to its  conflicts of law  provisions,  and the  obligations,  rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference  herein to the  Indenture  and no provision of this Note or of the  Indenture  shall alter or impair the  obligation  of the Issuer,  which is absolute  and  unconditional,  to pay interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything  herein to the contrary  notwithstanding,  except as expressly  provided in the Basic  Documents, none of U.S. Bank Trust  National  Association in its  individual  capacity,  JPMorgan Chase Bank in its individual capacity,  any owner of a beneficial  interest in the Issuer, or any of their respective  partners,  beneficiaries, agents,  officers,  directors,  employees  or  successors  or assigns  shall be  personally  liable for,  nor shall recourse be had to any of them for, the payment of interest on this Note or the  performance  of, or the failure to perform,  any of the covenants,  obligations  or  indemnifications  contained in the Indenture.  The holder of this
Note, by its acceptance hereof,  agrees that, except as expressly  provided in the Basic Documents,  in the case of an Event of Default under the Indenture,  such Noteholder  shall have no claim against any of the foregoing for any deficiency,  loss or claim therefrom;  provided,  however,  that nothing contained herein shall be taken to prevent recourse  to, and  enforcement  against,  the assets of the Issuer  for any and all  liabilities,  obligations  and undertakings contained in the Indenture or in this Note.

         IN WITNESS WHEREOF,  the Owner Trustee,  on behalf of the Issuer and not in its individual  capacity,  has caused this Note to be duly executed.

                                                     CSFB ABS TRUST 2002-HI23

                                                     By       U.S. BANK TRUST NATIONAL ASSOCIATION, not in its
                                                              individual capacity but solely as Owner Trustee

Dated: July 24, 2002

                                                     By ___________________________________________________________
                                                          Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within mentioned Indenture.

                                                     JPMORGAN CHASE BANK, not in its individual capacity but
                                                     solely as Indenture Trustee

Dated: July 24, 2002

                                                     By ___________________________________________________________
                                                          Authorized Signatory

                                                    ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

_____________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

                                          (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

___________________,  attorney,  to transfer said Note on the books kept for registration  thereof, with full power of substitution in the premises.

Dated:_______________________                                                                                     *
                                                                       Signature Guaranteed:

                                                                                                                 */

                                                    EXHIBIT A-3

                                               FORM OF CLASS M NOTES

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY,  A NEW
YORK CORPORATION  ("DTC"),  TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY
NOTE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO.  OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN  INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY,  THE OUTSTANDING
PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE DOES NOT  REPRESENT AN INTEREST IN OR  OBLIGATION OF THE SELLER,  THE  DEPOSITOR,  THE SERVICER,
THE INDENTURE  TRUSTEE,  THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY PROVIDED IN
THE INDENTURE OR THE BASIC DOCUMENTS.

                                             CSFB ABS TRUST 2002-HI23

                                        Asset-Backed Note, Series 2002-HI23

Class M-[___]                                         Principal Amount: $[__________]
Registered
No. 1                                                 Percentage Interest: 100%
CUSIP NO. 126331 [_____]                              Note Interest Rate: Variable

         CSFB ABS Trust  2002-HI23,  a business  trust duly  organized and existing  under the laws of the State of
Delaware  (herein  referred  to as the  "Issuer"),  for value  received,  hereby  promises  to pay to CEDE & CO. or registered  assigns,  the  principal sum of  $[______________],  payable on each Payment Date in an amount equal to the Percentage  Interest  specified  above of the aggregate  amount,  if any,  payable from the Payment  Account in respect of principal on the Class  M-[___]  Notes  pursuant to Section 3.05 of the  Indenture  dated as of July 24,
2002 (the  "Indenture")  between the  Issuer,  as Issuer,  and  JPMorgan  Chase Bank,  as  indenture  trustee  (the
"Indenture  Trustee");  provided,  however,  that the entire unpaid  principal amount of this Note shall be due and payable  on the  Final  Scheduled  Payment  Date,  to the  extent  not  previously  paid on a prior  Payment  Date.
Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

         Interest  on the  Notes  will be paid  monthly  on each  Payment  Date at the Note  Interest  Rate for the related  Accrual  Period.  On or prior to the  Optional  Termination  Date,  the Note  Interest  Rate for the Class
M-[___]  Notes,  shall be a rate per annum equal to the least of (i) LIBOR plus [___]%,  in the each payment  date,
(ii) the Net  Funds Cap and (iii) the  Maximum  Interest  Rate.  After  the  Optional  Termination  Date,  the Note
Interest Rate for the Class M-[___]  Notes,  shall be a rate per annum equal to the least of (i) LIBOR plus [___]%, in the each payment date,  (ii) the Net Funds Cap and (iii) the Maximum  Interest Rate.  LIBOR for each  applicable
Accrual  Period will be determined on the second LIBOR Business Day  immediately  preceding (i) the Closing Date in the case of the first  Accrual  Period and (ii) the first day of each  succeeding  Accrual  Period by the Indenture
Trustee  as set  forth in the  Indenture.  All  determinations  of LIBOR by the  Indenture  Trustee  shall,  in the absence of manifest  error,  be conclusive for all purposes,  and each holder of this Note, by accepting this Note, agrees to be bound by such  determination.  Interest  on this  Note  will  accrue  for each  Payment  Date from and including  the most recent  Payment Date on which  interest has been paid (in the case of the first  Payment  Date, from the Closing  Date) to but excluding  such Payment  Date.  Interest will be computed on the basis of the actual number of days in each  Accrual  Period and a year  assumed to consist of 360 days.  Principal  of Interest on this
Note shall be paid in the manner specified on the reverse hereof.

         Principal  of and  Interest  on this Note are  payable in such coin or  currency  of the United  States of
America as at the time of payment is legal tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this Note shall be applied  first to interest  due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference  is made to the further  provisions  of this Note set forth on the reverse  hereof,  which shall have the same effect as though fully set forth on the face of this Note.

         Unless the  certificate  of  authentication  hereon has been executed by the Indenture  Trustee whose name appears below by manual signature,  this Note shall not be entitled to any benefit under the Indenture  referred to on the reverse hereof, or be valid or obligatory for any purpose.

         This  Note is one of a duly  authorized  issue of  Notes of the  Issuer,  designated  as its  Asset-Backed
Notes,  Series  2002-HI23,  all issued under the  Indenture,  to which  Indenture and all  indentures  supplemental thereto  reference  is hereby made for a statement  of the  respective  rights and  obligations  thereunder  of the
Issuer, the Indenture Trustee and the Noteholders.  The Notes are subject to all terms of the Indenture.

         The Notes are and will be equally and ratably  secured by the collateral  pledged as security  therefor as provided in the Indenture.

         Principal  of and  Interest on this Note will be payable on each Payment  Date,  commencing  on August 26,
2002, as described in the  Indenture.  "Payment  Date" means the  twenty-fifth  day of each month,  or, if any such date is not a Business Day, then the next Business Day.

         The entire unpaid  principal  amount of this Note shall be due and payable in full on the Final  Scheduled
Payment  Date  pursuant  to  the  Indenture,   to  the  extent  not  previously  paid  on  a  prior  Payment  Date.
Notwithstanding  the foregoing,  if an Event of Default shall have occurred and be  continuing,  then the Indenture
Trustee  or the  holders  of Notes  representing  not less than a majority  of the Note  Balances  of all Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.

         Payments of interest on this Note due and payable on each Payment Date,  together with the  installment of principal,  if any,  to the extent not in full  payment of this Note,  shall be made by check  mailed to the Person whose name appears as the Registered  Holder of this Note (or one or more  Predecessor  Notes) on the Note Register as of the close of business on each Record Date,  except that with respect to Notes  registered  on the Record Date in the name of the nominee of the Depository Agency  (initially,  such nominee to be Cede & Co.),  payments will be made by wire  transfer in  immediately  available  funds to the account  designated  by such  nominee.  Such checks shall be mailed to the Person  entitled  thereto at the address of such  Person as it appears on the Note  Register as of the  applicable  Record Date  without  requiring  that this Note be submitted  for  notation of payment.  Any reduction in the  principal  amount of this Note (or any one or more  Predecessor  Notes)  effected by any payments made on any  Payment  Date shall be binding  upon all future  holders of this Note and of any Note  issued upon the registration  of transfer  hereof or in exchange  hereof or in lieu hereof,  whether or not noted hereon.  If funds are  expected to be  available,  as provided in the  Indenture,  for payment in full of the then  remaining  unpaid principal  amount of this Note on a Payment Date, then the Indenture  Trustee,  in the name of and on behalf of the
Issuer,  will notify the Person who was the  Registered  Holder  hereof as of the Record  Date with  respect to the preceding  Payment Date by notice mailed or  transmitted  by facsimile  prior to such Payment Date,  and the amount then due and payable shall be payable only upon  presentation  and surrender of this Note at the address  specified in such notice of final payment.

         As provided in the Indenture and subject to certain  limitations  set forth therein,  the transfer of this
Note may be  registered  on the Note  Register  upon  surrender  of this Note for  registration  of transfer at the
Corporate Trust Office,  duly endorsed by, or accompanied by a written  instrument of transfer in form satisfactory to the  Indenture  Trustee  duly  executed by, the holder  hereof or such  holder's  attorney  duly  authorized  in writing,  with such signature  guaranteed by an "eligible  guarantor  institution"  meeting the requirements of the
Note  Registrar,  which  requirements  include  membership or  participation  in the  Securities  Transfer  Agent's
Medallion  Program  ("STAMP")  or such  other  "signature  guarantee  program"  as may be  determined  by the  Note
Registrar in addition to, or in  substitution  for, STAMP,  all in accordance  with the Securities  Exchange Act of
1934,  as amended,  and  thereupon  one or more new Notes in  authorized  denominations  and in the same  aggregate principal  amount will be issued to the  designated  transferee or  transferees.  No service charge will be charged for any  registration  of transfer or exchange of this Note, but the Note Registrar  shall require payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in  connection  with any  registration  of transfer or exchange of this Note.

         Each holder or  Beneficial  Owner of a Note,  by  acceptance  of a Note,  or, in the case of a  Beneficial
Owner of a Note, a beneficial interest in a Note,  covenants and agrees that no recourse may be taken,  directly or indirectly,  with respect to the  obligations  of the Issuer,  the Owner  Trustee,  the Seller,  the Servicer,  the
Depositor  or the  Indenture  Trustee  on the Notes or under the  Indenture  or any  certificate  or other  writing delivered  in  connection  therewith,  against (i) the  Indenture  Trustee or the Owner  Trustee in its  individual capacity,  (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner,  beneficiary,  agent, officer,  director  or employee of the  Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the Indenture  Trustee or of any successor or assign of the Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  except as any such Person may have expressly agreed.

         Each holder or Beneficial  Owner of a Note, by acceptance of a Note or, in the case of a Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants and agrees by accepting the benefits of the Indenture  that such  holder  or  Beneficial  Owner of a Note will not prior to the day that is one year and one day after the date this Indenture  terminates,  institute against the Issuer or the Depositor,  or join in any institution against the
Issuer or the Depositor of, any  bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings under any United States federal or state  bankruptcy or similar law in connection with any obligations  relating to the Notes, the Indenture or the Basic Documents.

         Each Holder of this Note, by acceptance of this Note,  represents  that its  acquisition  of the Note does not  constitute  or give rise to a prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

         The Issuer has entered into the Indenture and this Note is issued with the  intention  that,  for federal, state and local income,  single business and franchise tax purposes,  the Notes will qualify as indebtedness of the
Issuer.  Each holder of a Note,  by acceptance  of a Note (and each  Beneficial  Owner of a Note by acceptance of a beneficial  interest in a Note),  agrees to treat the Notes for federal,  state and local income,  single  business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due  presentment  for  registration  of transfer  of this Note,  the  Issuer,  the  Indenture
Trustee  and any agent of the  Issuer or the  Indenture  Trustee  may treat the  Person in whose  name this Note is registered  (as of the day of  determination  or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes,  whether or not this Note be overdue,  and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The  Indenture  permits,  with certain  exceptions  as therein  provided,  the  amendment  thereof and the modification  of the rights and  obligations of the Issuer and the Indenture  Trustee and the rights of the holders of the Notes  under the  Indenture  at any time by the Issuer and the  Indenture  Trustee  with the  consent of the holders of Notes  representing a majority of the Note Balances of all Notes at the time  Outstanding and with prior notice  to  the  Rating  Agencies.  The  Indenture  also  contains  provisions  permitting  the  holders  of  Notes representing  specified  percentages of the Note Balances of all Notes,  on behalf of the holders of all the Notes, to waive  compliance by the Issuer with certain  provisions  of the  Indenture and certain past defaults  under the
Indenture  and their  consequences.  Any such  consent  or  waiver  by the  holder of this Note (or any one of more
Predecessor  Notes) shall be conclusive  and binding upon such holder and upon all future  holders of this Note and of any Note issued upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof  whether or not  notation  of such  consent or waiver is made upon this Note.  The  Indenture  also  permits the Issuer and the
Indenture  Trustee to amend or waive certain terms and  conditions  set forth in the Indenture  without the consent of the Noteholders but with prior notice to the Rating Agencies.

         The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

         The Issuer is permitted by the Indenture,  under certain circumstances,  to merge or consolidate,  subject to the rights of the Indenture Trustee and the Noteholders.

         The Notes are issuable only in registered form in denominations  as provided in the Indenture,  subject to certain limitations therein set forth.

         This Note and the  Indenture  shall be  construed  in  accordance  with the laws of the State of New York, without  reference  to its  conflict of law  provisions  and the  obligations,  rights and  remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference  herein to the  Indenture  and no provision of this Note or of the  Indenture  shall alter or impair,  the obligation of the Issuer,  which is absolute and  unconditional,  to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything  herein to the contrary  notwithstanding,  except as expressly  provided in the Basic  Documents, none of U.S. Bank Trust National  Association,  in its individual capacity,  JPMorgan Chase Bank, in its individual capacity,  any owner of a beneficial  interest in the Issuer, or any of their respective  partners,  beneficiaries, agents,  officers,  directors,  employees  or  successors  or assigns  shall be  personally  liable for,  nor shall recourse be had to any of them for,  the payment of  principal  of or interest on this Note or  performance  of, or omission to perform,  any of the  covenants,  obligations  or  indemnifications  contained  in the  Indenture.  The holder of this Note by its acceptance hereof agrees that, except as expressly  provided in the Basic Documents,  in the case of an Event of Default  under the  Indenture,  the holder shall have no claim against any of the foregoing for any deficiency,  loss or claim therefrom;  provided,  however,  that nothing contained herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all  liabilities,  obligations and undertakings contained in the Indenture or in this Note.

         IN WITNESS WHEREOF,  the Owner Trustee,  on behalf of the Issuer and not in its individual  capacity,  has caused this Note to be duly executed.

                                                     CSFB ABS TRUST 2002-HI23

                                                     By       U.S. BANK TRUST NATIONAL ASSOCIATION, not in its
                                                              individual capacity but solely as Owner Trustee

Dated: July 24, 2002

                                                     By ___________________________________________________________
                                                          Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within mentioned Indenture.

                                                     JPMORGAN CHASE BANK, not in its individual capacity but
                                                     solely as Indenture Trustee

Dated: July 24, 2002

                                                     By ___________________________________________________________
                                                          Authorized Signatory

                                                    ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

_____________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

                                          (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

___________________,  attorney,  to transfer said Note on the books kept for registration  thereof, with full power of substitution in the premises.

Dated:_______________________                                                                                     *
                                                                       Signature Guaranteed:

                                                                                                                 */

                                                    EXHIBIT A-4

                                               FORM OF CLASS B NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY,  A NEW
YORK CORPORATION  ("DTC"),  TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY
NOTE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO.  OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN  INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY,  THE OUTSTANDING
PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE DOES NOT  REPRESENT AN INTEREST IN OR  OBLIGATION OF THE SELLER,  THE  DEPOSITOR,  THE SERVICER,
THE INDENTURE  TRUSTEE,  THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY PROVIDED IN
THE INDENTURE OR THE BASIC DOCUMENTS.

                                             CSFB ABS TRUST 2002-HI23

                                        Asset-Backed Note, Series 2002-HI23

Class B-[___]                                         Principal Amount: $[____________]
Registered
No. 1                                                 Percentage Interest: 100%
CUSIP NO. 126331 [___]                                Note Interest Rate: Variable

         CSFB ABS Trust  2002-HI23,  a business  trust duly  organized and existing  under the laws of the State of
Delaware  (herein  referred  to as the  "Issuer"),  for value  received,  hereby  promises  to pay to CEDE & CO. or registered assigns,  the principal sum of  $[____________],  payable on each Payment Date in an amount equal to the
Percentage  Interest  specified above of the aggregate  amount, if any, payable from the Payment Account in respect of principal on the Class  B-[___] Notes  pursuant to Section 3.05 of the Indenture  dated as of July 24, 2002 (the
"Indenture")  between the Issuer,  as issuer,  and  JPMorgan  Chase Bank,  as  indenture  trustee  (the  "Indenture
Trustee");  provided,  however,  that the entire unpaid  principal  amount of this Note shall be due and payable on the Final  Scheduled  Payment Date, to the extent not previously  paid on a prior Payment Date.  Capitalized  terms used but not defined herein are defined in Appendix A of the Indenture.

         Interest  on the  Notes  will be paid  monthly  on each  Payment  Date at the Note  Interest  Rate for the related  Accrual  Period.  On or prior to the  Optional  Termination  Date,  the Note  Interest  Rate for the Class
B-[___]  Notes,  shall be a rate per annum equal to the least of (i) LIBOR plus [___]%,  in the each payment  date,
(ii) the Net  Funds Cap and (iii) the  Maximum  Interest  Rate.  After  the  Optional  Termination  Date,  the Note
Interest Rate for the Class B-[___]  Notes,  shall be a rate per annum equal to the least of (i) LIBOR plus [___]%, in the each payment date,  (ii) the Net Funds Cap and (iii) the Maximum  Interest Rate.  LIBOR for each  applicable
Accrual  Period will be determined on the second LIBOR Business Day  immediately  preceding (i) the Closing Date in the case of the first  Accrual  Period and (ii) the first day of each  succeeding  Accrual  Period by the Indenture
Trustee  as set  forth in the  Indenture.  All  determinations  of LIBOR by the  Indenture  Trustee  shall,  in the absence of manifest  error,  be conclusive for all purposes,  and each holder of this Note, by accepting this Note, agrees to be bound by such  determination.  Interest  on this  Note  will  accrue  for each  Payment  Date from and including  the most recent  Payment Date on which  interest has been paid (in the case of the first  Payment  Date, from the Closing  Date) to but excluding  such Payment  Date.  Interest will be computed on the basis of the actual number of days in each  Accrual  Period and a year  assumed to consist of 360 days.  Principal  of Interest on this
Note shall be paid in the manner specified on the reverse hereof.

         Principal  of and  Interest  on this Note are  payable in such coin or  currency  of the United  States of
America as at the time of payment is legal tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this Note shall be applied  first to interest  due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference  is made to the further  provisions  of this Note set forth on the reverse  hereof,  which shall have the same effect as though fully set forth on the face of this Note.

         Unless the  certificate  of  authentication  hereon has been executed by the Indenture  Trustee whose name appears below by manual signature,  this Note shall not be entitled to any benefit under the Indenture  referred to on the reverse hereof, or be valid or obligatory for any purpose.

         This  Note is one of a duly  authorized  issue of  Notes of the  Issuer,  designated  as its  Asset-Backed
Notes,  Series  2002-HI23,  all issued under the  Indenture,  to which  Indenture and all  indentures  supplemental thereto  reference  is hereby made for a statement  of the  respective  rights and  obligations  thereunder  of the
Issuer, the Indenture Trustee and the Noteholders.  The Notes are subject to all terms of the Indenture.

         The Notes are and will be equally and ratably  secured by the collateral  pledged as security  therefor as provided in the Indenture.

         Principal  of and  Interest on this Note will be payable on each Payment  Date,  commencing  on August 26,
2002, as described in the  Indenture.  "Payment  Date" means the  twenty-fifth  day of each month,  or, if any such date is not a Business Day, then the next Business Day.

         The entire unpaid  principal  amount of this Note shall be due and payable in full on the Final  Scheduled
Payment  Date  pursuant  to  the  Indenture,   to  the  extent  not  previously  paid  on  a  prior  Payment  Date.
Notwithstanding  the foregoing,  if an Event of Default shall have occurred and be  continuing,  then the Indenture
Trustee  or the  holders  of Notes  representing  not less than a majority  of the Note  Balances  of all Notes may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.

         Payments of interest on this Note due and payable on each Payment Date,  together with the  installment of principal,  if any,  to the extent not in full  payment of this Note,  shall be made by check  mailed to the Person whose name appears as the Registered  Holder of this Note (or one or more  Predecessor  Notes) on the Note Register as of the close of business on each Record Date,  except that with respect to Notes  registered  on the Record Date in the name of the nominee of the Depository Agency  (initially,  such nominee to be Cede & Co.),  payments will be made by wire  transfer in  immediately  available  funds to the account  designated  by such  nominee.  Such checks shall be mailed to the Person  entitled  thereto at the address of such  Person as it appears on the Note  Register as of the  applicable  Record Date  without  requiring  that this Note be submitted  for  notation of payment.  Any reduction in the  principal  amount of this Note (or any one or more  Predecessor  Notes)  effected by any payments made on any  Payment  Date shall be binding  upon all future  holders of this Note and of any Note  issued upon the registration  of transfer  hereof or in exchange  hereof or in lieu hereof,  whether or not noted hereon.  If funds are  expected to be  available,  as provided in the  Indenture,  for payment in full of the then  remaining  unpaid principal  amount of this Note on a Payment Date, then the Indenture  Trustee,  in the name of and on behalf of the
Issuer,  will notify the Person who was the  Registered  Holder  hereof as of the Record  Date with  respect to the preceding  such Payment Date by notice  mailed or  transmitted  by facsimile  prior to such Payment  Date,  and the amount then due and payable  shall be payable  only upon  presentation  and  surrender  of this Note at the address specified in such notice of final payment.

         As provided in the Indenture and subject to certain  limitations  set forth therein,  the transfer of this
Note may be  registered  on the Note  Register  upon  surrender  of this Note for  registration  of transfer at the
Corporate Trust Office,  duly endorsed by, or accompanied by a written  instrument of transfer in form satisfactory to the  Indenture  Trustee  duly  executed by, the holder  hereof or such  holder's  attorney  duly  authorized  in writing,  with such signature  guaranteed by an "eligible  guarantor  institution"  meeting the requirements of the
Note  Registrar,  which  requirements  include  membership or  participation  in the  Securities  Transfer  Agent's
Medallion  Program  ("STAMP")  or such  other  "signature  guarantee  program"  as may be  determined  by the  Note
Registrar in addition to, or in  substitution  for, STAMP,  all in accordance  with the Securities  Exchange Act of
1934,  as amended,  and  thereupon  one or more new Notes in  authorized  denominations  and in the same  aggregate principal  amount will be issued to the  designated  transferee or  transferees.  No service charge will be charged for any  registration  of transfer or exchange of this Note, but the Note Registrar  shall require payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in  connection  with any  registration  of transfer or exchange of this Note.

         Each holder or  Beneficial  Owner of a Note,  by  acceptance  of a Note,  or, in the case of a  Beneficial
Owner of a Note, a beneficial interest in a Note,  covenants and agrees that no recourse may be taken,  directly or indirectly,  with respect to the  obligations  of the Issuer,  the Owner  Trustee,  the Seller,  the Servicer,  the
Depositor  or the  Indenture  Trustee  on the Notes or under the  Indenture  or any  certificate  or other  writing delivered  in  connection  therewith,  against (i) the  Indenture  Trustee or the Owner  Trustee in its  individual capacity,  (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner,  beneficiary,  agent, officer,  director  or employee of the  Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the Indenture  Trustee or of any successor or assign of the Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  except as any such Person may have expressly agreed.

         Each holder or Beneficial  Owner of a Note, by acceptance of a Note or, in the case of a Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants and agrees by accepting the benefits of the Indenture  that such  holder  or  Beneficial  Owner of a Note will not prior to the day that is one year and one day after the date this Indenture  terminates,  institute against the Issuer or the Depositor,  or join in any institution against the
Issuer or the Depositor of, any  bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings under any United States federal or state  bankruptcy or similar law in connection with any obligations  relating to the Notes, the Indenture or the Basic Documents.

         Each Holder of this Note, by acceptance of this Note,  represents  that its  acquisition  of the Note does not  constitute  or give rise to a prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

         The Issuer has entered into the Indenture and this Note is issued with the  intention  that,  for federal, state and local income,  single business and franchise tax purposes,  the Notes will qualify as indebtedness of the
Issuer.  Each holder of a Note,  by acceptance  of a Note (and each  Beneficial  Owner of a Note by acceptance of a beneficial  interest in a Note),  agrees to treat the Notes for federal,  state and local income,  single  business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due  presentment  for  registration  of transfer  of this Note,  the  Issuer,  the  Indenture
Trustee  and any agent of the  Issuer or the  Indenture  Trustee  may treat the  Person in whose  name this Note is registered  (as of the day of  determination  or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes,  whether or not this Note be overdue,  and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The  Indenture  permits,  with certain  exceptions  as therein  provided,  the  amendment  thereof and the modification  of the rights and  obligations of the Issuer and the Indenture  Trustee and the rights of the holders of the Notes  under the  Indenture  at any time by the Issuer and the  Indenture  Trustee  with the  consent of the holders of Notes  representing a majority of the Note Balances of all Notes at the time  Outstanding and with prior notice  to  the  Rating  Agencies.  The  Indenture  also  contains  provisions  permitting  the  holders  of  Notes representing  specified  percentages of the Note Balances of all Notes,  on behalf of the holders of all the Notes, to waive  compliance by the Issuer with certain  provisions  of the  Indenture and certain past defaults  under the
Indenture  and their  consequences.  Any such  consent  or  waiver  by the  holder of this Note (or any one of more
Predecessor  Notes) shall be conclusive  and binding upon such holder and upon all future  holders of this Note and of any Note issued upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof  whether or not  notation  of such  consent or waiver is made upon this Note.  The  Indenture  also  permits the Issuer and the
Indenture  Trustee to amend or waive certain terms and  conditions  set forth in the Indenture  without the consent of the Noteholders but with prior notice to the Rating Agencies.

         The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

         The Issuer is permitted by the Indenture,  under certain circumstances,  to merge or consolidate,  subject to the rights of the Indenture Trustee and the Noteholders.

         The Notes are issuable only in registered form in denominations  as provided in the Indenture,  subject to certain limitations therein set forth.

         This Note and the  Indenture  shall be  construed  in  accordance  with the laws of the State of New York, without  reference  to its  conflict of law  provisions  and the  obligations,  rights and  remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference  herein to the  Indenture  and no provision of this Note or of the  Indenture  shall alter or impair,  the obligation of the Issuer,  which is absolute and  unconditional,  to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything  herein to the contrary  notwithstanding,  except as expressly  provided in the Basic  Documents, none of U.S. Bank Trust National  Association,  in its individual capacity,  JPMorgan Chase Bank, in its individual capacity,  any owner of a beneficial  interest in the Issuer, or any of their respective  partners,  beneficiaries, agents,  officers,  directors,  employees  or  successors  or assigns  shall be  personally  liable for,  nor shall recourse be had to any of them for,  the payment of  principal  of or interest on this Note or  performance  of, or omission to perform,  any of the  covenants,  obligations  or  indemnifications  contained  in the  Indenture.  The holder of this Note by its acceptance hereof agrees that, except as expressly  provided in the Basic Documents,  in the case of an Event of Default  under the  Indenture,  the holder shall have no claim against any of the foregoing for any deficiency,  loss or claim therefrom;  provided,  however,  that nothing contained herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all  liabilities,  obligations and undertakings contained in the Indenture or in this Note.

         IN WITNESS WHEREOF,  the Owner Trustee,  on behalf of the Issuer and not in its individual  capacity,  has caused this Note to be duly executed.

                                                     CSFB ABS TRUST 2002-HI23

                                                     By       U.S. BANK TRUST NATIONAL ASSOCIATION, not in its
                                                              individual capacity but solely as Owner Trustee

Dated: July 24, 2002

                                                     By ___________________________________________________________
                                                          Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within mentioned Indenture.

                                                     JPMORGAN CHASE BANK, not in its individual capacity but
                                                     solely as Indenture Trustee

Dated: July 24, 2002

                                                     By ___________________________________________________________
                                                          Authorized Signatory

                                                    ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

_____________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

                                          (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

___________________,  attorney,  to transfer said Note on the books kept for registration  thereof, with full power of substitution in the premises.

Dated:_______________________                                                                                     *
                                                                       Signature Guaranteed:

                                                                                                                 */

                                                     EXHIBIT C

                                    FORM OF RULE 144A INVESTMENT REPRESENTATION

                              Description of Rule 144A Securities, including numbers:

                           CSFB ABS Trust 2002-HI23 Asset-Backed Notes, Series 2002-HI23
                                                 Class P, No. ____

         The  undersigned  seller,  as  registered  holder (the  "Transferor"),  intends to transfer  the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

         1.       In  connection  with such transfer and in accordance  with the  agreements  pursuant to which the
Rule 144A Securities were issued,  the Transferor hereby certifies the following facts:  Neither the Transferor nor anyone  acting on its behalf  has  offered,  transferred,  pledged,  sold or  otherwise  disposed  of the Rule 144A
Securities,  any interest in the Rule 144A  Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A  Securities,  or otherwise  approached or negotiated  with  respect  to the Rule 144A  Securities,  any  interest  in the Rule 144A  Securities  or any other similar security with, any person in any manner, or made any general  solicitation by means of general  advertising or in any other  manner,  or taken  any other  action,  which  would  constitute  a  distribution  of the Rule 144A
Securities  under the  Securities Act of 1933, as amended (the "1933 Act"),  or which would render the  disposition of the Rule 144A  Securities a violation  of Section 5 of the 1933 Act or require  registration  pursuant  thereto, and that the  Transferor  has not offered the Rule 144A  Securities  to any person  other than the Buyer or another
"qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2.       The Buyer  warrants and  represents  to, and covenants  with,  the  Transferor  and the Indenture
Trustee pursuant to Section 5.02 of the Indenture as follows:

                  a.       The Buyer  understands  that the Rule 144A Securities have not been registered under the
         1933 Act or the securities laws of any state.

                  b.       The Buyer considers itself a substantial,  sophisticated  institutional  investor having such  knowledge  and  experience in financial  and business  matters that it is capable of evaluating  the merits and risks of investment in the Rule 144A Securities.

                  c.       The Buyer has been furnished  with all  information  regarding the Rule 144A  Securities that it has requested from the Transferor, the Indenture Trustee or the Servicer.

                  d.       Neither the Buyer nor anyone  acting on its behalf has  offered,  transferred,  pledged, sold or otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other  similar  security  to,  or  solicited  any  offer to buy or  accept  a  transfer,  pledge  or other disposition  of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security  from,  or otherwise  approached  or  negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security  with,  any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute  a  distribution  of the Rule 144A  Securities  under the 1933 Act or that would  render the  disposition  of the Rule 144A  Securities  a violation  of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e.       The Buyer is a  "qualified  institutional  buyer" as that term is  defined  in Rule 144A under the 1933 Act and has completed  either of the forms of  certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware  that the sale to it is being  made in  reliance  on Rule  144A.
         The Buyer is  acquiring  the Rule 144A  Securities  for its own account or the account of other  qualified institutional  buyers,  understands  that such Rule 144A Securities may be resold,  pledged or transferred only (i) to a person  reasonably  believed to be a qualified  institutional  buyer that  purchases for its own  account  or for the  account  of a  qualified  institutional  buyer to whom  notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another  exemption from registration under the 1933 Act.

         3.       The Buyer  warrants and  represents  to, and covenants  with,  the  Transferor  and the Indenture
Trustee  that  either (1) the Buyer is not an  employee  benefit  plan  within the  meaning of Section  3(3) of the
Employee  Retirement  Income Security Act of 1974, as amended ("ERISA")  ("Plan"),  or a plan within the meaning of
Section  4975(e)(1)  of the  Internal  Revenue  Code of 1986 (the  "Code")  (also a  "Plan"),  and the Buyer is not directly  or  indirectly  purchasing  the Rule 144A  Securities  on behalf of, as  investment  manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) has provided the  Indenture  Trustee,  the Issuer and the Servicer  with an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the Indenture
Trustee,  the Issuer and the Servicer to the effect that the purchase of the Rule 144A  Securities  is  permissible under  applicable  law,  will not  constitute or result in any  non-exempt  prohibited  transaction  under ERISA or
Section 4975 of the Code and will not subject the Indenture  Trustee,  the Issuer or the Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in the Indenture.

         The Buyer is a citizen or resident of the United  States,  a corporation  or a  partnership  (including an entity  treated as a  corporation  or  partnership  for United  States  federal  income  tax  purposes)  created or organized  in, or under the laws of, the United  States or any State  thereof or the District of Columbia  (except, in the case of a partnership, to the extent provided in regulations).

         4.       This document may be executed in one or more  counterparts  and by the different  parties  hereto on separate counterparts,  each of which, when so executed,  shall be deemed to be an original;  such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

____________________________________________              ____________________________________________
     Print Name of Transferor                                  Print Name of Buyer

By:_________________________________________              By:_________________________________________
Name:                                                     Name:
Title:                                                    Title:

Taxpayer Identification:                                  Taxpayer Identification:

No.                                                       No.
Date:                                                     Date:

                                                                                               ANNEX 1 TO EXHIBIT C

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this Certification is attached:

         1.       As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer,  Senior Vice
President or other executive officer of the Buyer.

         2.       In connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933  ("Rule  144A")  because  (i) the Buyer  owned
and/or invested on a discretionary basis $______________* in  securities   (except  for  the  excluded   securities
referred  to below) as of the end of the  Buyer's  most  recent  fiscal  year  (such  amount  being  calculated  in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ____     Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan  association or similar  institution),  Massachusetts  or similar business trust,  partnership,  or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ____     Bank.  The Buyer (a) is a national bank or banking  institution  organized  under the laws of any
                  State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign  bank or  equivalent  institution,  and (b) has an audited  net worth of at least
                  $25,000,000  as  demonstrated  in its  latest  annual  financial  statement,  a copy of  which is attached hereto.

         ____     Savings  and  Loan.  The  Buyer  (a)  is a  savings  and  loan  association,  building  and  loan
                  association,   cooperative  bank,  homestead   association  or  similar  institution,   which  is
                  supervised  and  examined  by a State  or  Federal  authority  having  supervision  over any such institutions or is a foreign savings and loan  association or equivalent  institution and (b) has an audited net worth of at least  $25,000,000  as  demonstrated  in its latest  annual  financial statements.

         ____     Broker-dealer.  The  Buyer  is a dealer  registered  pursuant  to  Section  15 of the  Securities
                  Exchange Act of 1934.

         ____     Insurance  Company.  The Buyer is an insurance  company  whose primary and  predominant  business activity is the  writing of  insurance  or the  reinsuring  of risks  underwritten  by  insurance companies  and  which is  subject  to  supervision  by the  insurance  commissioner  or a similar official or agency of a State, territory or the District of Columbia.

         ____     State or Local Plan. The Buyer is a plan  established  and  maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its employees.

         ____     ERISA  Plan.  The  Buyer  is an  employee  benefit  plan  within  the  meaning  of Title I of the
                  Employee Retirement Income Security Act of 1974.

         ____     Investment  Adviser.  The  Buyer  is  an  investment  adviser  registered  under  the  Investment
                  Advisers Act of 1940.

         ____     SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S.  Small  Business
                  Administration under Section 301© or (d) of the Small Business Investment Act of 1958.

         ____     Business  Development  Company.  The  Buyer is a  business  development  company  as  defined  in
                  Section 202(a)(22) of the Investment Advisers Act of 1940.

         ____     Trust  Fund.  The  Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and whose participants  are  exclusively  (a) plans  established  and maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its  employees,  or (b)  employee  benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974,  but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3.       The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers  that are affiliated with the Buyer,  (ii)  securities that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and  certificates  of deposit,  (iv) loan  participations,  (v)
repurchase  agreements,  (vi) securities owned but subject to a repurchase  agreement and (vii) currency,  interest rate and commodity swaps.

         4.       For purposes of  determining  the  aggregate  amount of  securities  owned  and/or  invested on a discretionary  basis by the Buyer,  the Buyer used the cost of such securities to the Buyer and did not include any of the securities  referred to in the preceding  paragraph.  Further,  in determining  such aggregate  amount,  the
Buyer  may have  included  securities  owned by  subsidiaries  of the  Buyer,  but  only if such  subsidiaries  are consolidated with the Buyer in its financial  statements  prepared in accordance with generally accepted accounting principles and if the  investments of such  subsidiaries  are managed under the Buyer's  direction.  However,  such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5.       The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the seller to it and other parties related to the  Certificates  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___           ___             Will the Buyer be purchasing the Rule 144A
Yes           No              Securities only for the Buyer's own account?

         6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of  securities  sold to the Buyer for the account of a third party  (including  any  separate  account) in reliance  on Rule  144A,  the Buyer  will only  purchase  for the  account  of a third  party that at the time is a
"qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current  representation  letter from such third party or taken  other  appropriate  steps  contemplated  by Rule 144A to conclude  that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7.       The Buyer will notify each of the parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

___________________________________________________________________________________________________________________
                                                     Print Name of Buyer

                                                     By: __________________________________________________________
                                                     Name:
                                                     Title:

                                                     Date:_________________________________________________________

                                                                                               ANNEX 2 TO EXHIBIT C

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this Certification is attached:

         1. ______As indicated  below,  the undersigned is the President,  Chief  Financial  Officer or Senior Vice
President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule  144A")  because  Buyer is part of a Family of  Investment  Companies (as defined below), is such an officer of the Adviser.

         2. ______In  connection  with  purchases  by Buyer,  the  Buyer is a  "qualified  institutional  buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment  company  registered  under the Investment  Company
Act of 1940, and (ii) as marked below,  the Buyer alone,  or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000  in  securities  (other than the  excluded  securities  referred to below) as of the end of the
Buyer's most recent fiscal year.  For purposes of  determining  the amount of securities  owned by the Buyer or the
Buyer's Family of Investment Companies, the cost of such securities was used.

         ____     The Buyer owned  $_____________  in securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's  most recent  fiscal year (such amount  being  calculated  in accordance with Rule 144A).

         ____     The  Buyer  is  part  of  a  Family  of  Investment   Companies  which  owned  in  the  aggregate
                  $_____________  in securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such  amount being  calculated  in  accordance  with
                  Rule 144A).

         3. ______The  term  "Family  of  Investment  Companies"  as  used  herein  means  two or  more  registered investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated  (by virtue of being majority owned  subsidiaries  of the same parent or because one investment  adviser is a majority owned subsidiary of the other).

         4. ______The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers  that are affiliated  with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and certificates of deposit, (iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. ______The Buyer is  familiar  with Rule 144A and  understands  that each of the  parties  to which this certification  is made are relying  and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule 144A.  In  addition,  the Buyer will only  purchase  for the Buyer's own account.

         6. ______The  undersigned  will  notify  each of the  parties to which this  certification  is made of any changes  in the  information  and  conclusions  herein.  Until  such  notice,  the  Buyer's  purchase  of Rule 144A
Securities  will  constitute  a  reaffirmation  of this  certification  by the  undersigned  as of the date of such purchase.

___________________________________________________________________________________________________________________
                                                     Print Name of Buyer

                                                     By:___________________________________________________________
                                                     Name:
                                                     Title:

                                                     IF AN ADVISER:

___________________________________________________________________________________________________________________
                                                     Print Name of Buyer

                                                     Date:_________________________________________________________

                                                     EXHIBIT D

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                                       200_

CSFB ABS Trust 2002-HI23
c/o U.S. Bank Trust National Association
300 Delaware Avenue, Suite 813
Wilmington Delaware 19801

CSFB ABS Trust 2002-HI23
c/o U.S. Bank National Association,
Structured Finance,
180 East Fifth Street
St. Paul, MN 55101

JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001
Attention: Institutional Trust Services/Structured
Finance Services CSFB ABS Trust 2002-HI23

         Re: _____CSFB ABS Trust 2002-HI23 Asset-Backed Notes, Series 2002-HI23

Ladies and Gentlemen:

         ______________________  (the  "Purchaser")  intends to purchase  from  __________________  (the  "Seller")
$______________  Initial Note Principal Balance of CSFB ABS Trust 2002-HI23  Asset-Backed  Notes, Series 2002-HI23,
Class P (the "Notes"),  issued  pursuant to the Indenture  (the  "Indenture"),  dated as of July __, 2002,  between
JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"),  and CSFB ABS Trust 2002-HI23,  as issuer (the
"Issuer").  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the  Indenture.
The  Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with,  the Issuer and the Indenture
Trustee that:

                  1.       The  Purchaser  understands  that (a) the Notes have not been and will not be registered or qualified  under the  Securities Act of 1933, as amended (the "Act") or any state  securities  law, (b)
         the Issuer is not  required  to so  register  or qualify  the Notes,  (c) the Notes may be resold  only if registered  and  qualified  pursuant to the  provisions of the Act or any state  securities  law, or if an exemption from such registration and qualification is available,  (d) the Indenture contains  restrictions regarding the transfer of the Notes and (e) the Notes will bear a legend to the foregoing effect.

                  2.       The  Purchaser is acquiring  the Notes for its own account for  investment  only and not with a view to or for sale in connection  with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

                  3.       The Purchaser is (a) a substantial,  sophisticated  institutional  investor  having such knowledge and experience in financial and business  matters,  and, in particular,  in such matters related to  securities  similar  to the  Notes,  such that it is  capable  of  evaluating  the merits and risks of investment  in the  Notes,  (b)  able  to bear  the  economic  risks  of  such  an  investment  and (c) an
         "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4.       The Purchaser has been  furnished  with, and has had an opportunity to review (a) a copy of the Private Placement Memorandum,  dated _________________,  2002, relating to the Notes, (b) a copy of the Indenture and (c) such other  information  concerning the Notes,  the Loans and the Issuer as has been requested by the Purchaser  from the Issuer or the Seller and is relevant to the  Purchaser's  decision to purchase the Notes.  The Purchaser has had any questions  arising from such review  answered by the Issuer or the Seller to the  satisfaction  of the  Purchaser.  [If the  Purchaser did not purchase the Notes from the Seller in connection  with the initial  distribution  of the Notes and was provided with a copy of the
         Private  Placement  Memorandum (the  "Memorandum")  relating to the original sale (the "Original Sale") of the Notes by the  Issuer,  the  Purchaser  acknowledges  that such  Memorandum  was  provided to it by the
         Seller,  that the  Memorandum  was prepared by the Issuer solely for use in  connection  with the Original
         Sale and the Issuer did not  participate  in or  facilitate  in any way the  purchase  of the Notes by the
         Purchaser  from the  Seller,  and the  Purchaser  agrees that it will look solely to the Seller and not to the Issuer with respect to any damage,  liability,  claim or expense arising out of,  resulting from or in connection with (a) any error or omission, or alleged error or omission,  contained in the Memorandum,  or
         (b) any information, development or event arising after the date of the Memorandum.]

                  5.       The  Purchaser  has not and  will not nor has it  authorized  or will it  authorize  any person to (a) offer,  pledge,  sell,  dispose of or otherwise  transfer any Note, any interest in any Note or any other  similar  security to any person in any  manner,  (b) solicit any offer to buy or to accept a pledge,  disposition  of other  transfer  of any  Note,  any  interest  in any Note or any  other  similar security  from any person in any manner,  (c)  otherwise  approach or negotiate  with respect to any Note, any  interest  in any Note or any other  similar  security  with any  person in any  manner,  (d) make any general  solicitation  by means of  general  advertising  or in any  other  manner  or (e) take any  other action,  that (as to any of (a) through (e) above) would  constitute a distribution  of any Note under the
         Act,  that  would  render the  disposition  of any Note a  violation  of Section 5 of the Act or any state securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Purchaser will not sell or otherwise  transfer any of the Notes,  except in  compliance  with the  provisions of the
         Indenture.

                  6.       The Purchaser

                           (a)      is not an employee benefit or other plan subject to the prohibited  transaction provisions  of the Employee  Retirement  Income  Security Act of 1974, as amended  ("ERISA"),  or
                  Section 4975 of the Internal  Revenue  Code of 1986,  as amended (the "Code") (a "Plan"),  or any other  person  (including  an  investment  manager,  a named  fiduciary or a trustee of any Plan)
                  acting,  directly or  indirectly,  on behalf of or purchasing  any Note with "plan assets" of any
                  Plan within the meaning of the Department of Labor ("DOL")  regulation at 29 C.F.R.  §2510.3-101;
                  or

                           (b)      has  provided  the  Indenture  Trustee,  the  Issuer and the  Servicer  with an opinion  of  counsel  acceptable  to and in form  and  substance  satisfactory  to the  Indenture
                  Trustee,  the Issuer and the  Servicer  to the effect that the  purchase of Notes is  permissible under  applicable  law, will not  constitute or result in any non-exempt  prohibited  transaction under ERISA or Section 4975 of the Code and will not subject the  Indenture  Trustee,  the Issuer or the Servicer to any  obligation  or liability  (including  obligations  or  liabilities  under
                  ERISA or Section 4975 of the Code) in addition to those undertaken in the Indenture.

         In addition,  the Purchaser hereby certifies,  represents and warrants to, and covenants with, the Issuer, the  Indenture  Trustee and the Servicer  that the  Purchaser  will not  transfer  such Notes to any Plan or person unless  either such Plan or person meets the  requirements  set forth in (a) or has provided the opinion  described in (b) above.

                  7.       The  Purchaser  is a citizen  or  resident  of the United  States,  a  corporation  or a partnership  (including  an entity  treated as a corporation  or  partnership  for United  States  federal income tax  purposes)  created  or  organized  in, or under the laws of,  the  United  States or any State thereof or the  District of Columbia  (except,  in the case of a  partnership,  to the extent  provided in regulations).

                                                     Very truly yours,

___________________________________________________________________________________________________________________
                                                     (purchaser)

                                                     By:___________________________________________________________
                                                     Name:_________________________________________________________
                                                     Title:________________________________________________________

                                                     EXHIBIT E

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

                                                              200_

CSFB ABS Trust 2002-HI23
c/o U.S. Bank Trust National Association
300 Delaware Avenue, Suite 813
Wilmington Delaware 19801

CSFB ABS Trust 2002-HI23
c/o U.S. Bank National Association,
Structured Finance,
180 East Fifth Street
St. Paul, MN 55101

JPMorgan Chase Bank
450 West 33rd Street, 14th Floor
New York, New York 10001
Attention: Institutional Trust Services/Structured
Finance Services CSFB ABS Trust 2002-HI23

         Re: _____CSFB ABS Trust 2002-HI23 Asset-Backed Notes, Series 2002-HI23

Ladies and Gentlemen:

         In connection with the sale by _________________ (the "Seller") to  ___________________  (the "Purchaser")
of $____________  Initial Note Principal Balance of CSFB ABS Trust 2002-HI23  Asset-Backed Notes, Series 2002-HI23,
Class P (the "Notes"),  issued  pursuant to the Indenture  (the  "Indenture"),  dated as of July __, 2002,  between
CSFB ABS Trust 2002-HI23,  as issuer (the "Issuer"),  and JPMorgan Chase Bank, as indenture trustee (the "Indenture
Trustee").  The Seller  hereby  certifies,  represents  and warrants  to, and  covenants  with,  the Issuer and the
Indenture Trustee that:

         Neither  the Seller  nor  anyone  acting on its behalf has (a)  offered,  pledged,  sold,  disposed  of or otherwise  transferred  any Note,  any  interest  in any Note or any other  similar  security  to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other transfer of any Note, any interest in any Note or any other similar security from any person in any manner,  (c) has otherwise  approached or negotiated  with respect to any Note,  any interest in any Note or any other  similar  security  with any person in any manner,  (d) has made any general  solicitation by means of general  advertising or in any other manner, or (e)
has taken any other  action,  that (as to any of (a) through (e) above)  would  constitute  a  distribution  of the
Notes under the  Securities Act of 1933 (the "Act"),  that would render the  disposition of any Note a violation of
Section 5 of the Act or any state  securities  law, or that would require  registration or  qualification  pursuant thereto.  The Seller will not act in any manner set forth in the foregoing sentence  with respect to any Note.  The Seller has not and will not sell or  otherwise  transfer any of the Notes, except in compliance with the provisions of the Indenture.

                                                     Very truly yours,

___________________________________________________________________________________________________________________
                                                     (Seller)

                                                     By:___________________________________________________________
                                                     Name:_________________________________________________________
                                                     Title:________________________________________________________

--------
*        NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
*        NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
*        NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
*        NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
* Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.